                                                                    EXHIBIT 10.1


                           FIFTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



                          EFFECTIVE AS OF JUNE 2, 2003

                                      AMONG

                            GROUP 1 AUTOMOTIVE, INC.,
                     THE SUBSIDIARY BORROWERS LISTED HEREIN,

                           THE LENDERS LISTED HEREIN,

                              JPMORGAN CHASE BANK,
                            AS ADMINISTRATIVE AGENT,

                                 COMERICA BANK,
                              AS FLOOR PLAN AGENT,

                                       AND

                                  BANK ONE, NA,
                             AS DOCUMENTATION AGENT


                                    * * * * *

                          J. P. MORGAN SECURITIES INC.
                        LEAD ARRANGER AND SOLE BOOKRUNNER

ARTICLE I. CERTAIN DEFINED TERMS, ACCOUNTING TERMS AND CONSTRUCTION..............................................2
          Section 1.1     Certain Defined Terms..................................................................2
          Section 1.2     Accounting Terms......................................................................21
          Section 1.3     Interpretation........................................................................21

ARTICLE II. THE FLOOR PLAN LOANS................................................................................22
          Section 2.1     Floor Plan Loan Commitments...........................................................22
          Section 2.2     Floor Plan Loans......................................................................23
          Section 2.3     Floor Plan Borrowing Procedure........................................................23
          Section 2.4     Notice of Types of Floor Plan Loans and Interest Periods..............................25
          Section 2.5     Payments; Application of Payments.....................................................27
          Section 2.6     Title Documents.......................................................................27
          Section 2.7     Power of Attorney.....................................................................28
          Section 2.8     Issuance of Drafting Agreements.......................................................28
          Section 2.9     Conditions to Issuance................................................................28
          Section 2.10     Notice of Issuance of or Entering into Manufacturers Drafting Letters................29
          Section 2.11     Drafts Under Manufacturers Drafting Letters..........................................29
          Section 2.12     Obligations Absolute.................................................................30

ARTICLE III. ACQUISITION LOANS..................................................................................31
          Section 3.1     Acquisition Loan Commitments..........................................................31
          Section 3.2     Acquisition Loans.....................................................................31
          Section 3.3     Notice of Acquisition Loan Borrowings.................................................32
          Section 3.4     Reserve Commitment; Suspension of Acquisition Loans...................................32

ARTICLE IV. SWING LINE LOANS....................................................................................33
          Section 4.1     Swing Line Commitments................................................................33
          Section 4.2     Accrual of Interest; Margin Adjustments...............................................33
          Section 4.3     Requests for Swing Line Loans.........................................................34
          Section 4.4     Disbursement of Swing Line Loans......................................................34
          Section 4.5     Refunding of or Participation Interest in Swing Line Loans............................34
          Section 4.6     Swing Line Overdraft Loans............................................................36

ARTICLE V. ALL LOANS............................................................................................36
          Section 5.1     Notes: Repayment of Loans.............................................................36
          Section 5.2     Interest on Loans.....................................................................36
          Section 5.3     Interest on Overdue Amounts...........................................................37
          Section 5.4     Fees..................................................................................37
          Section 5.5     Termination, Reduction or Conversion of Commitments...................................38
          Section 5.6     Alternate Rate of Interest............................................................39
          Section 5.7     Prepayment of Loans; Mandatory Reduction of Indebtedness..............................39
          Section 5.8     Reserve Requirements; Change in Circumstances.........................................40
          Section 5.9     Change in Legality....................................................................42
          Section 5.10     Indemnity............................................................................42
          Section 5.11     Pro Rata Treatment...................................................................43
          Section 5.12     Payments.............................................................................43

          Section 5.13     Sharing of Setoffs...................................................................44
          Section 5.14     Payments Free of Taxes...............................................................44
          Section 5.15     Applicable Interest Rate.............................................................47
          Section 5.16     Extension of Maturity Date...........................................................49
          Section 5.17     Replacement Lenders..................................................................49
          Section 5.18     Increase of Commitments..............................................................50

ARTICLE VI. LETTERS OF CREDIT...................................................................................51
          Section 6.1     General...............................................................................51
          Section 6.2     Issuance, Amendment and Renewal of Letters of Credit..................................52
          Section 6.3     Risk Participations, Drawings and Reimbursements......................................53
          Section 6.4     Repayment of Participation............................................................55
          Section 6.5     Role of the Issuing Bank..............................................................55
          Section 6.6     Obligations Absolute..................................................................56
          Section 6.7     Letter of Credit Fees.................................................................56
          Section 6.8     Cash Collateralization................................................................57

ARTICLE VII. REPRESENTATIONS AND WARRANTIES.....................................................................58
          Section 7.1     Organization; Corporate Powers........................................................58
          Section 7.2     Authorization.........................................................................58
          Section 7.3     Governmental Approval.................................................................58
          Section 7.4     Enforceability........................................................................58
          Section 7.5     Financial Statements..................................................................59
          Section 7.6     No Material Adverse Change............................................................59
          Section 7.7     Title to Properties; Security Documents...............................................59
          Section 7.8     Litigation; Compliance with Laws; Etc.................................................59
          Section 7.9     Agreements; No Default................................................................60
          Section 7.10     Federal Reserve Regulations..........................................................60
          Section 7.11     Taxes................................................................................60
          Section 7.12     Pension and Welfare Plans............................................................60
          Section 7.13     No Material Misstatements............................................................61
          Section 7.14     Investment Company Act; Public Utility Holding Company Act...........................61
          Section 7.15     Maintenance of Insurance.............................................................61
          Section 7.16     Existing Liens.......................................................................61
          Section 7.17     Environmental Matters................................................................62
          Section 7.18     Subsidiaries.........................................................................62
          Section 7.19     Engaged in Motor Vehicle Sales.......................................................62
          Section 7.20     Dealer Franchise Agreements..........................................................63
          Section 7.21     Use of Proceeds......................................................................63

ARTICLE VIII. CONDITIONS OF LENDING.............................................................................63
          Section 8.1     Conditions Precedent to Closing Date..................................................63
          Section 8.2     Conditions Precedent to Initial Borrowing.............................................65
          Section 8.3     Conditions Precedent to Each Borrowing................................................66
          Section 8.4     Conditions Precedent to Conversions and Continuations.................................66

ARTICLE IX. AFFIRMATIVE COVENANTS...............................................................................67
          Section 9.1     Existence.............................................................................67
          Section 9.2     Repair................................................................................67

          Section 9.3     Insurance.............................................................................67
          Section 9.4     Obligations and Taxes.................................................................68
          Section 9.5     Financial Statements; Reports.........................................................68
          Section 9.6     Litigation and Other Notices..........................................................69
          Section 9.7     ERISA.................................................................................70
          Section 9.8     Books, Records and Access.............................................................70
          Section 9.9     Use of Proceeds.......................................................................70
          Section 9.10     Nature of Business...................................................................70
          Section 9.11     Compliance...........................................................................71
          Section 9.12     Audits...............................................................................71
          Section 9.13     Demonstrators and Rental Motor Vehicles..............................................72
          Section 9.14     Disbursement Account.................................................................72
          Section 9.15     Further Assurances...................................................................72
          Section 9.16     Permitted Acquisitions...............................................................73
          Section 9.17     Ford Borrower and GM Borrower Dividends..............................................75
          Section 9.18     Segregated Bank Accounts.............................................................75
          Section 9.19     Master Franchise Agreements..........................................................75

ARTICLE X. NEGATIVE COVENANTS...................................................................................75
          Section 10.1     Indebtedness.........................................................................75
          Section 10.2     Liens................................................................................77
          Section 10.3     Consolidations and Mergers...........................................................77
          Section 10.4     Disposition of Assets................................................................78
          Section 10.5     Investments..........................................................................78
          Section 10.6     Transactions with Affiliates.........................................................79
          Section 10.7     Other Agreements.....................................................................79
          Section 10.8     Fiscal Year; Accounting..............................................................79
          Section 10.9     Credit Standards.....................................................................80
          Section 10.10    Pension Plans........................................................................80
          Section 10.11    Capital Expenditures.................................................................80
          Section 10.12    Stockholder's Equity.................................................................80
          Section 10.13    Restricted Payments..................................................................80
          Section 10.14    Fixed Charge Coverage Ratio..........................................................80
          Section 10.15    Interest Coverage Ratio..............................................................81
          Section 10.16    Senior Leverage Ratio and Total Leverage Ratio.......................................81
          Section 10.17    Current Ratio........................................................................81
          Section 10.18    Alternative Floor Plan Financing.....................................................81

ARTICLE XI. EVENTS OF DEFAULT AND REMEDIES......................................................................81
          Section 11.1     Events of Default....................................................................81
          Section 11.2     Overdrawing of Floor Plan Loans......................................................84

ARTICLE XII. THE AGENT, FLOOR PLAN AGENT AND THE COLLATERAL.....................................................84
          Section 12.1     Authorization and Action of the Agent; Rights and Duties Regarding Collateral,
                   Priority of Distributions....................................................................84
          Section 12.2     Agent's Reliance, Etc................................................................87
          Section 12.3     Agent and Affiliates; Chase and Affiliates...........................................88
          Section 12.4     Lenders' Indemnity of Agent..........................................................89
          Section 12.5     Lender Credit Decision...............................................................89

          Section 12.6     Successor Agent......................................................................90
          Section 12.7     Notice of Default....................................................................90
          Section 12.8     Authorization and Action of the Floor Plan Agent.....................................90
          Section 12.9     Floor Plan Agent's Reliance, Etc.....................................................91
          Section 12.10    Floor Plan Agent and Affiliates; Comerica Bank and Affiliates........................92
          Section 12.11    Floor Plan Agent's Indemnity.........................................................92
          Section 12.12    Lender Credit Decision...............................................................93
          Section 12.13    Successor Floor Plan Agent...........................................................93
          Section 12.14    Notice of Default....................................................................94
          Section 12.15    Documentation Agent..................................................................94

ARTICLE XIII. MISCELLANEOUS.....................................................................................94
          Section 13.1     Notices, Etc.........................................................................94
          Section 13.2     Survival of Agreement................................................................95
          Section 13.3     Successors and Assigns; Participations...............................................95
          Section 13.4     Expenses of the Lenders; Indemnity...................................................98
          Section 13.5     Right of Setoff......................................................................99
          Section 13.6     Governing Law; Jurisdiction..........................................................99
          Section 13.7     Waivers; Amendments.................................................................100
          Section 13.8     Interest............................................................................101
          Section 13.9     Severability; Conflicts.............................................................102
          Section 13.10    Counterparts........................................................................102
          Section 13.11    Binding Effect......................................................................102
          Section 13.12    Further Assurances..................................................................102
          Section 13.13    Subsidiary Solvency Savings Clause..................................................103
          Section 13.14    Joint and Several Liability and Related Matters.....................................103
          Section 13.15    WAIVER OF JURY TRIAL................................................................105
          Section 13.16    Loans Under Prior Credit Agreement..................................................105
          Section 13.17    Designated Senior Debt..............................................................105
          Section 13.18    FINAL AGREEMENT OF THE PARTIES......................................................106
          Section 13.19    Confidentiality.....................................................................106

Exhibits:

EXHIBIT 1.1A FORM OF ADDENDUM AND JOINDER AGREEMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND NOTE

EXHIBIT 1.1B                     FORM OF ADMINISTRATIVE QUESTIONNAIRE

EXHIBIT 1.1C                     FORM OF PROMISSORY NOTE

EXHIBIT 1.1D                     FORM OF SWING LINE NOTE

EXHIBIT 1.1E FORM OF REQUEST FOR BORROWING (FLOOR PLAN LOANS/SWING LINE LOANS/SWING LINE OVERDRAFT LOANS)

EXHIBIT 1.1F                     FORM OF REQUEST FOR BORROWING (ACQUISITION
                                 LOANS)

EXHIBIT 2.10                     FORM OF NOTICE OF DRAFTING AGREEMENT

EXHIBIT 5.18(c)                  FORM OF COMMITMENT INCREASE AGREEMENT

EXHIBIT 8.1(g)                   FORM OF LEGAL OPINION

EXHIBIT 9.5(c)                   FORM OF COMPLIANCE CERTIFICATE

EXHIBIT 9.5(g)                   FORM OF AVAILABILITY ANALYSIS

EXHIBIT 9.16(a)(ii)              FORM OF ACQUISITION INFORMATION WORKSHEET

EXHIBIT 13.3(b)                  FORM OF ASSIGNMENT AND ACCEPTANCE

Schedules:

SCHEDULE 1.1(a)                  LENDERS AND COMMITMENTS

SCHEDULE 1.1(c)                  FORD BORROWERS

SCHEDULE 1.1(d)                  GM BORROWERS

SCHEDULE 1.1(e)                  NON-RECOURSE REAL ESTATE DEBT

SCHEDULE 7.8(a)                  LITIGATION

SCHEDULE 7.12                    ERISA DISCLOSURES

SCHEDULE 7.16(g)                 EXISTING LIENS

SCHEDULE 7.18                    SUBSIDIARIES

SCHEDULE 7.20                    DEALER FRANCHISE AGREEMENTS

SCHEDULE 10.1(b)                 EXISTING INDEBTEDNESS

         THIS FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated effective as of June 2, 2003, is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties this Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a "BORROWER," and collectively, the "BORROWERS"), the lenders listed on the signature pages hereof or that become party hereto pursuant to Section 5.18 or Section 13.3 (the "LENDERS"), JPMORGAN CHASE BANK (as successor by merger to The Chase Manhattan Bank and Chase Bank of Texas, N.A.), as Administrative Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.6, the "AGENT"), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.13, the "FLOOR PLAN AGENT"), and BANK ONE, NA, as Documentation Agent.


                                    RECITALS

         WHEREAS, on December 31, 1997, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent entered into the Revolving Credit Agreement (the "INITIAL AGREEMENT"), whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $125,000,000, to be used by the Borrowers for the purposes set forth in Section 9.9 of the Initial Agreement; and

         WHEREAS, on June 19, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Initial Agreement and entered into an Amended and Restated Revolving Credit Agreement (hereinafter called the "AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $345,000,000 to be used by the Borrowers for the purposes set forth in
Section 9.9 of the Amended and Restated Agreement; and

         WHEREAS, on November 10, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Amended and Restated Agreement and entered into the Second Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $425,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Second Amended and Restated Agreement; and

         WHEREAS, on May 12, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Second Amended and Restated Revolving Credit Agreement and entered into the Third Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $500,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Third Amended and Restated Agreement; and

         WHEREAS, on October 15, 1999 and effective as of November 1, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Third Amended and Restated Revolving Credit Agreement and entered into the Fourth Amended and Restated Revolving Credit Agreement (as subsequently amended, hereinafter called the "FOURTH AMENDED AND RESTATED AGREEMENT," and together with the Initial Agreement and the First, Second and Third Amended and Restated Agreements, the "PRIOR AGREEMENTS") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $1,000,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Fourth Amended and Restated Agreement; and

         WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent mutually desire to amend certain aspects of the Fourth Amended and Restated Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I.
            CERTAIN DEFINED TERMS, ACCOUNTING TERMS AND CONSTRUCTION

         Section 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "ABR Borrowing" means a Borrowing comprised of Alternate Base Rate
Loans.

         "Accounts" means any and all rights of the Company or any of its Subsidiaries to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates.

         "Acquisition" means the acquisition by the Company or any of its wholly owned Subsidiaries of (i) not less than one hundred percent (100%) of the capital stock or other evidence of equity ownership of an Auto Dealer, or (ii) all or substantially all of the assets of an Auto Dealer.

         "Acquisition Loan" has the meaning specified in Section 3.1.

         "Acquisition Loan Advance Limit" means, as of any Borrowing Date of an Acquisition Loan, for the Company and its Subsidiaries on a consolidated basis, calculated as of the last day of the most recently ended fiscal quarter or year for which financial statements have been delivered under either Section 7.5 or
Section 9.5, an amount equal to the lesser of (a) $200,000,000 minus (i) the amount of the Reserve Commitment and (ii) the amount of the Excess/Payments in Process Portion; and (b) the sum of (i) the aggregate amount for all Qualifying Subsidiaries of two (2) times the difference between Pro Forma EBITDA of each such Qualifying Subsidiary and Pro Forma Interest Expense of each such Qualifying Subsidiary plus (ii) the lesser of (y) the aggregate amount for all Qualifying Ford Subsidiaries of two (2) times the difference between Pro Forma EBITDA of each such Qualifying Ford Subsidiary and Pro Forma Interest Expense of each such Qualifying Ford Subsidiary or (z) the amount derived under clause
(b)(ii) of the definition of the Ford Borrower Liability Amount. If the purpose of any Borrowing of an Acquisition Loan is to make a Permitted Acquisition, then the foregoing amounts shall be calculated to give effect to such Permitted Acquisition as if such Acquisition had been consummated on or before the last day of the fiscal quarter immediately preceding such Borrowing Date.

         "Acquisition Loan Commitment" means for each Acquisition Loan Lender, its obligation to make Acquisition Loans to the Company up to the amount set forth opposite such Lender's name on Schedule 1.1(a) under the caption "Acquisition Loan Commitments" (as the same may be permanently terminated or reduced or increased from time to time pursuant to the applicable provisions in
Section 2.3(d)(iii), Section 3.4, Section 5.5, Section 5.18 or Section 11.1 and as such amount may be increased or decreased from time to time by an Assignment and Acceptance pursuant to Section 13.3(b)).

         "Acquisition Loan Lenders" shall mean all Lenders having an Acquisition Loan Commitment.

         "Addendum" means the form of Addendum and Joinder Agreement substantially in the form of Exhibit 1.1A.

         "Adjusted Indebtedness" means, as of any date of determination, for the Company and its Subsidiaries, on a consolidated basis, the difference between
(a) Indebtedness and (b) the sum of (i) Floor Plan Loans outstanding, (ii) Retail Loan Guarantees not in excess of ten percent (10%) of Stockholder's Equity and (iii) Subordinated Indebtedness.

         "Adjusted Total Indebtedness" means, as of any date of determination, for the Company and its Subsidiaries, on a consolidated basis, the difference between (a) Indebtedness and (b) the sum of (i) Floor Plan Loans outstanding and
(ii) Retail Loan Guarantees not in excess of ten percent (10%) of Stockholders' Equity.

         "Administrative Questionnaire" means an Administrative Questionnaire in the form of Exhibit 1.1B hereto, which each Lender shall complete and provide to the Agent.

         "Affiliate" means any Person (including any member of the immediate family of any such natural person) who directly or indirectly beneficially owns or controls five percent (5%) or more of the total voting power of shares of capital stock of such Person having the right to vote for directors under ordinary circumstances, any Person controlling, controlled by or under common control with any such Person (within the meaning of Rule 405 under the Securities Act of 1933), and any director or executive officer of such Person.

         "Agency Fee(s)" has the meaning specified in Section 5.4(b).

         "Agent" has the meaning specified in the introduction to this Agreement.

         "Agent's Letter" has the meaning specified in Section 5.4(b).

         "Agreement" shall mean this Fifth Amended and Restated Revolving Credit Agreement.

         "Alternate Base Rate" means, for any day, a fluctuating rate per annum (rounded upwards to the next highest one-eighth (?) of one percent (1%) if not already an integral multiple of one-eighth (?) of one percent (1%)) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the Federal Funds Effective Rate in effect on such day plus one-half ( 1/2) of one percent (1%). "Prime Rate" shall mean, as of a particular date, the prime rate most recently announced by Chase and thereafter entered in the minutes of Chase's Loan and Discount Committee, automatically fluctuating upward and downward with and, at the time specified in each such announcement, without notice to any Borrower or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer. "Federal Funds Effective Rate" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loan" means any Acquisition Loan with respect to which the Company shall have selected an interest rate based on the Alternate Base Rate in accordance with the provisions of this Agreement.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Comerica Prime Rate Loan and an Alternate Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

         "Applicable Margin" means, on any date, with respect to Eurodollar Loans or Alternate Base Rate Loans which are Acquisition Loans, as the case may be, the applicable percentages set forth below based upon the Total Leverage Ratio as in effect as of such date.

                       Total Leverage            Eurodollar       Alternate Base      Commitment
                            Ratio                  Margin          Rate Margin         Fee Rate
Category 1                    x > 2.50              3.25%             1.75%              .50%
Category 2             1.75 < x < 2.50              3.00%             1.50%              .45%
Category 3             1.25 < x < 1.75              2.50%             1.00%             .425%
Category 4             1.00 < x < 1.25              2.00%              .50%              .40%
Category 5                    x < 1.00              1.75%              .25%             .375%

         Each change in the Applicable Margin shall apply to all Eurodollar Loans that are outstanding at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, even if such effective date occurs in the middle of an Interest Period.

         "Assignment and Acceptance" has the meaning specified in Section
13.3(b).

         "Auto Dealer" means a Person engaged in the sale of new and/or Used Motor Vehicles pursuant to a franchise or licensing agreement with a Manufacturer and related operations.

         "Board" means the Board of Governors of the Federal Reserve System of the United States.

         "Book Value" means the wholesale value set forth in the most recent edition of the National Automotive Dealers Association ("N.A.D.A.") Official Used Car Guide Retail Edition.

         "Borrower" or "Borrowers" has the meaning as specified in the introduction to this Agreement.

         "Borrowing" means a Loan or a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

         "Borrowing Date" means, with respect to each Borrowing, the Business Day upon which the proceeds of such Borrowing are made available to any Borrower.

         "Business Day" means a day when the Agent and each Lender are open for business in New York City, New York, Detroit, Michigan, and in Houston, Texas, and if the applicable Business Day relates to any Eurodollar Loan, a day on which dealings are carried on in the London interbank market and commercial banks are open for domestic or international business in London, England.

         "Capital Lease" means any lease required to be accounted for as a capital lease under GAAP.

         "Cash Collateral Account" has the meaning specified in Section 6.8(a).

         "Change of Control" will be deemed to have occurred if either (a) the shares of the Company shall cease to be publicly traded or (b) at any time after the Closing Date, individuals who were directors of the Company on the Closing Date shall cease to constitute a majority of the members of the board of directors of the Company.

         "Chase" means JPMorgan Chase Bank, a New York state banking corporation and its successors and assigns as permitted in this Agreement.

         "Closing Date" means the date hereof, or the earliest Business Day thereafter upon which all of the following shall have occurred: (a) counterparts of this Agreement and all of the Loan Documents shall have been executed by each Borrower, each Lender, the Agent, (b) the Floor Plan Agent and the Agent shall have received counterparts hereof which taken together, bear the signature of all such signatories, and (c) all of the other conditions to the initial Borrowing or the issuance of any Letters of Credit set forth in Section 8.1 shall have been satisfied.

         "Code" means the Internal Revenue Code of 1986.

         "Collateral" means the collateral described in each of the Security Documents.

         "Comerica Alternate Base Rate" shall mean, for any day, an interest rate per annum equal to the Federal Funds Effective Rate in effect on such day plus one percent (1%).

         "Comerica Prime-based Rate" shall mean, for any day, that rate of interest which is equal to (a) the greater of (i) the Comerica Prime Rate and
(ii) the Comerica Alternate Base Rate minus (b) 0.50%.

         "Comerica Prime Rate" shall mean the per annum rate of interest announced by the Floor Plan Agent, at its main office from time to time as its "prime rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Floor Plan Agent to any of its customers), which rate shall change simultaneously with any change in such announced rate.

         "Comerica Prime Rate Loan" or "Comerica Prime Rate Borrowing" means any Floor Plan or Swing Line Loan with respect to which the Company shall have selected an interest rate based on the Comerica Prime-based Rate in accordance with the provisions of this Agreement.

         "Commitment" means (a) for each Lender (or, as to any Person who becomes a Lender after the Closing Date), the sum of (i) such Lender's Acquisition Loan Commitment plus (ii) such Lender's Floor Plan Loan Commitment; and (b) for the Swing Line Bank, its obligation to make Swing Line Loans to the Floor Plan Borrowers up to the amount of the Swing Line Commitment as the same may be increased or decreased pursuant to the provisions of Section 2.3(d)(iii),
Section 3.4, Section 5.5 or Section 5.18.

         "Commitment Fees" means, collectively, the Floor Plan Loan Commitment Fees and the Acquisition Loan Commitment Fees as such terms are defined in
Section 5.4(a).

         "Commitment Increase Agreement" has the meaning specified in Section 5.18(c).

         "Commitment Increase Notice" has the meaning specified in Section 5.18(a).

         "Communications" has the meaning specified in Section 13.1.

         "Company" has the meaning specified in the introduction to this Agreement.

         "Confidential Information Memorandum" means the Confidential Information Memorandum dated February 2002 furnished by J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner relating to the credit facilities evidenced by this Agreement.

         "Consolidated EBITDA" means, for any period for which the amount thereof is to be determined, Net Income of the Company in accordance with GAAP for such period, plus, to the extent deducted in the determination of Net Income of the Company in accordance with GAAP and without duplication with items included in the adjustments under GAAP to net income in the determination of Net Income of the Company in accordance with GAAP, (a) provisions for income taxes,
(b) Interest Expense, (c) depreciation and amortization expense, and (d) other non-cash income or charges.

         "Consolidated Pro Forma EBITDA" means, Pro Forma EBITDA of the Company and its Subsidiaries, determined on a consolidated basis.

         "Current Ratio" means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the ratio of (a) current assets as of such date to (b) the sum of current liabilities and (to the extent not otherwise included in current liabilities) the outstanding balance of all Floor Plan Indebtedness as of such date.

         "Curtailment Date" means (a) with respect to a new Motor Vehicle, one year after the date it is Deemed Floored, (b) with respect to a Fleet Motor Vehicle, thirty (30) days from the date it is Deemed Floored, (c) with respect to a Demonstrator, two hundred ten (210) days from the date it is Deemed Floored, (d) with respect to a Used Motor Vehicle, one hundred twenty (120) days from the date it is Deemed Floored, (e) with respect to a Program Car, one hundred eighty (180) days from the date it is Deemed Floored, and (f) with respect to a Rental Motor Vehicle the first to occur of (y) two (2) years from the date it is Deemed Floored or (z) the introduction by the Manufacturer of the third model year for such Motor Vehicle.

         "Dealer Franchise Agreement" has the meaning specified in Section 7.20.

         "Deemed Floored" means with respect to a Motor Vehicle, the earlier of
(a) the date a Floor Plan Loan Borrowing is deemed by the Floor Plan Agent, in its sole discretion, to be advanced by the Floor Plan Agent; or (b) thirty (30) days after an advance is made on a Floor Plan Loan with respect to such Motor Vehicle.

         "Default" means any event or condition which, with the lapse of time or giving of notice or both, would constitute an Event of Default.

         "Demonstrator" means a new automobile, truck, van or other new motor vehicle with mileage resulting from customer test drives or use of such Motor Vehicle by dealership personnel.

         "Disposition" means the sale, lease, conveyance or other disposition of property.

         "Dollars" and the symbol "$" mean the lawful currency of the United States of America.

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in its Administrative Questionnaire or such other office of such Lender as such Lender may hereafter designate from time to time as its "Domestic Lending Office" by notice to the Company and the Agent.

         "Draft" means a draft on a Floor Plan Borrower's account at the Floor Plan Agent made by a Manufacturer in accordance with the terms of a Drafting Agreement by and among the Floor Plan Agent, the Manufacturer and/or any of the Floor Plan Borrowers.

         "Drafting Agreement" means an agreement (whether or not issued in the form of a letter of credit) by and between the Floor Plan Agent and a Manufacturer, entered into for the account of a Floor Plan Borrower (and in some cases acknowledged or countersigned by a Floor Plan Borrower) under which a Manufacturer is entitled to submit Drafts to the Floor Plan Agent (via ACH electronic transfer or otherwise) for payment of invoices identifying Motor Vehicles delivered or shipped to the applicable Floor Plan Borrower, such agreements to be with the existing Drafting Agreements in place and otherwise on terms and conditions consistent with the usual customs and practices in effect from time to time for the floor plan industry.

         "Earnings Available for Fixed Charges" means, for any period for which the amount thereof is to be determined, an amount equal to (a) Consolidated EBITDA plus (b) lease expense of the Company and its Subsidiaries on a consolidated basis minus (c) the cash income taxes of the Company and its Subsidiaries, determined on a consolidated basis as reported in the annual audited and the quarterly unaudited financial statements.

         "EBITDA" means, for any Person, for any period for which the amount thereof is to be determined, Net Income for such period, plus, to the extent deducted in the determination of Net Income and without duplication with items included in the adjustments under GAAP to Net Income in the determination of net income, (a) provisions for income taxes, (b) Interest Expense, (c) depreciation and amortization expense and (d) other non-cash income or charges.

         "Eligible Assignee" means (a) any Lender or any Affiliate of any Lender other than an Affiliate of a Lender engaged in the business of consolidating automotive dealerships; (b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of One Billion Dollars ($1,000,000,000) or its equivalent in any other currency and having deposits that rated in either of the two highest generic letter rating categories (without regard to subcategories) from either S&P or Moody's or a comparable nationally recognized national or international rating agency; (c) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of One Billion Dollars ($1,000,000,000) or its equivalent in any other currency, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) the finance subsidiary of a Manufacturer; or (f) any other Person approved by the Agent and the Company (if such consent is required pursuant to Section 13.3) whose consent shall not be unreasonably withheld.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         "ERISA Affiliate" means any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001(a)(14) of ERISA.

         "Escrow and Security Agreement" means the Escrow and Security Agreements executed in connection with any of the Prior Agreements, executed by the Company and certain other Borrowers in favor of the Agent for the benefit of the Lenders with respect to all of the capital stock and other equity interests of the Company's direct and indirect Subsidiaries with respect to which the Company or such other Borrower is not prohibited by a Manufacturer from being a party thereto.

         "Eurodollar Borrowing" means a Borrowing comprised of Eurodollar Loans.

         "Eurodollar Lending Office" means, with respect to each Lender, the branches or Affiliates of such Lender which such Lender has designated as its "Eurodollar Lending Office" in its Administrative Questionnaire or such other office of such Lender as such Lender may hereafter designate from time to time as its "Eurodollar Lending Office" by notice to the Company and the Agent.

         "Eurodollar Loan" means any Loan with respect to which the Company shall have selected an interest rate based on the LIBO Rate in accordance with the provisions of this Agreement; provided; however, Eurodollar Loan shall include, as the context may require, Swing Line Loans carried at the Quoted Rate.

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess/Payments in Process" means, as of any date of determination, the funds transferred from any Floor Plan Borrower to the Floor Plan Agent in payment of Floor Plan Loans which have at such time not yet been applied on a VIN specific basis.

         "Excess/Payments in Process Portion" has the meaning specified in
Section 9.12(b)(i).

         "Excess/Payments Overage Amount" has the meaning specified in Section 9.12(b)(ii).

         "Federal Funds Effective Rate" has the meaning specified in the definition of "Alternate Base Rate."

         "Fixed Charge Coverage Ratio" means the ratio of (a) Earnings Available for Fixed Charges to (b) Fixed Charges.

         "Fixed Charges" means, for any period for which the amount thereof is to be determined, the sum of Interest Expense, lease expense, principal payments, cash dividends, and capital expenditures (other than capital expenditures on Property which is or will be within six (6) months of the date of such expenditures the subject of a Qualified Sale/Leaseback Transaction), in each case, for the Company and its Subsidiaries, determined on a consolidated basis.

         "Fleet Motor Vehicle" means one of a large group of new automobiles, trucks, vans or any other motor vehicles sold to a purchaser (e.g., a rental car agency) which purchases vehicles for short term use.

         "Floor Plan Adjustment Date" means each of (a) the last Business Day of each calendar month, and (b) the first Business Day after two (2) Business Days prior written notice from the Swing Line Bank to the Agent requesting therein a Floor Plan Adjustment Date.

         "Floor Plan Advance Limit" means (a) with respect to any new Motor Vehicles and Demonstrators, the wholesale purchase price charged by a Manufacturer as reflected in the invoice to the Company or any other Floor Plan Borrower for such Motor Vehicle, and (b) with respect to Used Motor Vehicles, Rental Motor Vehicles and Program Cars, the cost of such vehicles to the applicable Floor Plan Borrower; provided, however, with respect to Demonstrators, Used Motor Vehicles, Program Cars, and Rental Motor Vehicles, (i) the aggregate amount of Floor Plan Loans outstanding at any time in connection with Used Motor Vehicles may not exceed an amount equal to fifty-five percent (55%) of the aggregate Book Value of all Used Motor Vehicles of the Floor Plan Borrowers, as reflected in their current Manufacturer/Dealer Statement, (ii) the aggregate amount of Floor Plan Loans outstanding at any time in connection with Used Motor Vehicles and Program Cars may not exceed One Hundred Thirty Million and No/100 Dollars ($130,000,000.00).

         "Floor Plan Agency Fee" has the meaning specified in Section 5.4(c).

         "Floor Plan Agent" has the meaning specified in the introduction to this Agreement.

         "Floor Plan Agent's Letter" has the meaning specified in Section
5.4(c).

         "Floor Plan Borrowers" shall mean the Company and/or any Floor Plan Subsidiaries.

         "Floor Plan Indebtedness" means (without duplication) all Indebtedness of the Borrowers incurred to finance the acquisition or purchase of Motor Vehicles.

         "Floor Plan Interest Expense" means that component of the Company's aggregate Interest Expense, determined on a consolidated basis, attributable to Floor Plan Indebtedness.

         "Floor Plan Lenders" shall mean all Lenders having a Floor Plan Loan Commitment.

         "Floor Plan Loan" has the meaning specified in Section 2.1.

         "Floor Plan Loan Commitment" means for each Floor Plan Lender, its obligation to make Floor Plan Loans to the Floor Plan Borrowers up to the amount set forth opposite such Lender's name on Schedule 1.1(a) under the caption "Floor Plan Loan Commitments" (as the same may be increased, permanently terminated, reduced or increased from time to time pursuant to the applicable provisions of Section 2.3(d)(iii), Section 3.4, Section 5.5, Section 5.18 or
Section 11.1 and as such amount may be increased or decreased from time to time by an Assignment and Acceptance pursuant to Section 13.3(b)).

         "Floor Plan Subsidiary" means any Subsidiary of the Company which has granted a first priority Lien to the Agent for the benefit of the Lenders on its Property in the manner required by the Loan Documents subject only to Permitted Liens (including Liens securing Permitted New Vehicle Floor Plan Indebtedness).

         "Ford Borrower" means the Borrowers set forth on Schedule 1.1(b) and any other Subsidiary of the Company engaged in the sale of new Motor Vehicles manufactured by any division of the Ford Motor Company pursuant to a Dealer Franchise Agreement with the Ford Motor Company.

         "Ford Borrower Liability Amount" means, at any time, an amount equal to the lesser of (a) all Obligations owed to the Lenders by the Company and/or any of the Ford Borrowers or (b) the sum of (i) an amount equal to all Floor Plan Loans outstanding to any Ford Borrower, plus (ii) an amount equal to the greater of (y) $25,000,000 or (z) all cash consideration ever paid by the Company or any of its

Subsidiaries in connection with the acquisition of the stock or other equity interest, or assets of any Auto Dealer engaged in the sale of new Motor Vehicles manufactured by Ford Motor Company plus an amount equal to all capital contributions and expenditures for capital or fixed assets, made by the Company or any of its Subsidiaries on behalf of any Ford Borrower. The Ford Borrower Liability Amount shall also include an amount equal to all reasonable costs and expenses associated with the collection and enforcement of the obligations of any Ford Borrower arising under the Loan Documents including attorneys' fees.

         "Fronting Fees" has the meaning specified in Section 6.7(b).

         "GAAP" means generally accepted accounting principles as in effect, as of the applicable date of determination thereof, from time to time as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and, subject to Section 10.8, applied on a consistent basis.

         "GM Borrower" means the Borrowers set forth on Schedule 1.1(c) and any other Subsidiary of the Company engaged in the sale of new Motor Vehicles manufactured by any division of General Motors Corporation pursuant to a Dealer Franchise Agreement with General Motors Corporation.

         "GM Borrower Guaranty" means the Form of Guaranty Agreement substantially in the form of Exhibit 1.1J.

         "GM Borrower Liability Amount" means, at any time, the sum of (a) an amount equal to the Floor Plan Borrowings of all GM Borrowers and (b) all reasonable costs and expenses associated with the collection and enforcement of the obligations of any GM Borrower arising under the Loan Documents including attorneys' fees and expenses in connection with Floor Plan Loans of any GM Borrower.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantees" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including all obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor,

                  (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation or (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation,

                  (c) to lease property under a Capital Lease or any other lease, the lessee under which is a Person other than the Company or wholly-owned Subsidiary of the Company or to purchase securities or other property or services primarily for the purpose of assuring the owner of such

         Indebtedness or obligation of the ability of the Primary Obligor to make payment of such Indebtedness or perform such obligation, or

                  (d) otherwise to assure the owner of the Indebtedness or the obligation of the Primary Obligor against loss in respect thereof.

For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Hedging Agreement" shall mean any interest rate or currency swap, rate cap, rate floor, rate collar, forward agreement, or other exchange or rate protection agreement with the Agent, any Lender, or any Affiliate of the Agent, or any Lender or any option with respect to any such transaction.

         "Highest Lawful Rate" means, as to any Lender, the maximum non-usurious rate of interest, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the aggregate principal amount of all Loans under the laws of the United States of America and/or the laws of the State of Texas as may be applicable thereto and as applied in accordance with Section 13.6 and that are presently in effect or, to the extent allowed under such applicable law, which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable law now allows.

         "Honor Date" has the meaning specified in Section 6.3(b).

         "Indebtedness" of any Person means, without duplication:

                  (a) any obligation of such Person for borrowed money, including any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments, and

                  (b) any obligation of such Person on account of deposits or advances,

                  (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, regardless of whether any personal liability exists in respect thereof,

                  (d) any obligation of such Person for the deferred purchase price of any property or services, regardless of whether any personal liability exists in respect thereof, except accounts payable from time to time incurred in the ordinary course of such Person's business and which are not in excess of ninety (90) days past the invoice or billing date,

                  (e) rentals in respect of Capital Leases of such Person,

                  (f) Guarantees by such Person to the extent required pursuant to the definition thereof,

                  (g) any Indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person, and

                  (h)      any Indirect Indebtedness of such Person.

         Notwithstanding the foregoing, Indebtedness shall not include Guarantees by a parent on behalf of its Subsidiary of obligations that are not Indebtedness as described in (a) through (h) above.

         "Indemnitee" has the meaning specified in Section 13.4(b).

         "Indirect Indebtedness" means preferred stock of a Person having a mandatory redemption prior to the Maturity Date.

         "Insolvency Proceeding" means (a) any case, action or proceeding relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangements in respect of its creditors generally or any substantial portion of a Person's creditors, undertaken under federal law.

         "Interest Coverage Ratio" means for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Interest Expense of the Company for such period.

         "Interest Expense" means, for any Person, determined on a consolidated basis, the sum of all interest on Indebtedness paid or payable (including the portion of rents payable under Capital Leases allocable to interest, but excluding interest allowances from Manufacturers) plus all original issue discount and other interest expense associated with Indebtedness amortized or required to be amortized in accordance with GAAP.

         "Interest Payment Date" means, (a) with respect to Floor Plan Loans (other than Swing Line Loans and Swing Line Overdraft Loans), the last day of each month and the last day of the Interest Period applicable to each such Loan (and, in addition, in the case of any Interest Period more than thirty (30) days' duration, the day that would have been the Interest Payment Date of such Interest Period if such Interest Period had been of one month or thirty (30) days' duration), (b) with respect to Acquisition Loans which are Eurodollar Loans, the last day of the Interest Period applicable to each such Loan (and in addition, in the case of any Interest Period of six months, the day that would have been the Interest Payment Date of such Interest Period if such Interest Period had been three months), and (c) with respect to Alternate Base Rate Loans, on the first Business Day of each January, April, July and October of each year, commencing April 1, 2003 and with respect to Swing Line Loans, Swing Line Overdraft Loans and Comerica Prime Rate Loans, on the fifth (5th) Business Day of each month.

         "Interest Period" means: with respect to:

         (a) Floor Plan Loans and Swing Line Loans, in each case, that are Eurodollar Loans, subject to subsection (i) below the period commencing on the date of such Eurodollar Loan and ending on the corresponding day of the following month; provided, however, that (i) if any Interest Period would end on a day that shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day,
         (ii) no Interest Period shall end later than the Maturity Date and
         (iii) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period; and

         (b) Acquisition Loans that are Eurodollar Loans, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months thereafter, as the Company may elect; provided, however, that (i) if any Interest Period would end on a day that shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) no Interest Period shall end later than the Maturity Date and (iii) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

         "Inventory Detail Report" means a report delivered pursuant to Section 9.5(f) by the Company and the other Floor Plan Borrowers (on an individual and consolidated basis) which breaks out in detail the new Motor Vehicles, Rental Motor Vehicles, Used Motor Vehicles, Demonstrators, and Program Vehicles held by such Floor Plan Borrower as reflected in its Manufacturer/Dealer Statements.

         "Investment" means, as to any Person, any investment so classified under GAAP made by stock purchase, capital contribution, loan or advance or by purchase of property or otherwise, but in any event shall include as an investment in any other Person the amount of all Indebtedness owed by such other Person and all Accounts from such other Person which are not current assets or did not arise from services rendered or sales to such other Person in the ordinary course of business.

         "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiration date of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

         "Issuing Bank" means JPMorgan Chase Bank, in its capacity as issuer of one or more Letters of Credit hereunder, together with any successor letter of credit issuer and any replacement letter of credit issuer.

         "Lenders" has the meaning specified in the introduction to this Agreement, and Lender(s) shall include the Floor Plan Lenders, the Acquisition Loan Lenders and the Swing Line Bank unless the context otherwise requires.

         "Letter of Credit" means any letter of credit issued by the Issuing Bank pursuant to Article VI.

         "Letter of Credit Advance" means each Lender's participation in any Letter of Credit Borrowing in accordance with its Pro Rata Share of Acquisition Loan Commitments.

         "Letter of Credit Application" and "Letter of Credit Amendment Application" means an application form for Issuance of, and for amendment of, Letters of Credit as shall at any time be in use at the Issuing Bank.

         "Letter of Credit Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made from proceeds of a Borrowing of Acquisition Loans under
Section 6.3(b).

         "Letter of Credit Commitment" means the obligation of the Issuing Bank to Issue, and the obligation of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article VI in an aggregate amount not to exceed on any date the amount of Fifteen Million Dollars ($15,000,000); provided that the Letter of Credit Commitment of each Lender is a part of its Acquisition Loan Commitment, rather than a separate, independent commitment.

         "Letter of Credit Fees" has the meaning specified in Section 6.7(a).

         "Letter of Credit Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding Letter of Credit Borrowings.

         "Letter of Credit-Related Documents" means the Letters of Credit, the Letter of Credit Applications, the Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard for documents for Letter of Credit Issuances.

         "Letter of Credit Termination Date" has the meaning provided in Section 6.1(a).

         "LIBO Rate" means with respect to a Borrowing the rate (rounded to the nearest one-sixteenth (1/16) of one percent (1%) or, if there is no nearest one-sixteenth (1/16) of one percent (1%), the next higher one-sixteenth (1/16) of one percent (1%)) at which dollar deposits approximately equal in principal amount of such Borrowing and for a maturity equal to the applicable Interest Period are offered in immediately available funds to the principal office of the Agent in London, England (or if the Agent does not at the time any such determination is made, maintain an office in London, England, the principal office of any Affiliate of the Agent in London, England) by leading banks in the London interbank market for Eurodollars at approximately 11:00 a.m., London, England time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Capital Lease.

         "Loan" means an Alternate Base Rate Loan, a Comerica Prime Rate Loan, a Eurodollar Loan, an Acquisition Loan, a Floor Plan Loan, a Swing Line Loan or a Swing Line Overdraft Loan; and "Loans" means all such Loans made pursuant to this Agreement.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Agent's Letter, the Floor Plan Agent's Letter and all other documents and instruments executed by the Borrowers or any other Person in connection with this Agreement and the Loans.

         "Manufacturer" means the manufacturer of a Motor Vehicle.

         "Manufacturer/Dealer Statement" means a financial statement prepared by a Floor Plan Borrower for a Manufacturer and delivered to the Manufacturer on a monthly basis.

         "Manufacturer's Certificate" means any Manufacturer's Statement of Origin, Manufacturer's Certificate, MSO, Certificate of Origin or any other document evidencing the ownership or transfer of ownership of a new Motor Vehicle from a Manufacturer to any Borrower.

         "Margin Stock" has the meaning specified in Regulation U.

         "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (i) a material adverse effect on the financial condition, business, operations, assets or prospects of the Company and its Subsidiaries, on a consolidated basis, (ii) a material impairment of the ability of the

Company and its Subsidiaries on a consolidated basis or the Floor Plan Subsidiaries as a group, to perform their Obligations under the Loan Documents or (iii) a material impairment of the validity or enforceability of the Loan Documents.

         "Maturity Date" means June 30, 2006, or the earlier termination of the Commitments under Section 5.5 and Section 11.1 unless extended pursuant to
Section 5.16.

         "Maximum Permissible Rate" has the meaning specified in Section 13.8.

         "Motor Vehicle" means an automobile, truck, van or any other motor vehicle, including, without limitation, new automobiles, trucks, vans or any other new motor vehicle, Used Motor Vehicles, Program Cars, Fleet Motor Vehicles, Rental Motor Vehicles and Demonstrators.

         "Net Income" means for any Person for any period for which the amount thereof is to be determined the net income (or net losses) of such Person and its Subsidiaries on a consolidated basis as determined in accordance with GAAP after deducting, to the extent included in computing said net income and without duplication, (i) the income (or deficit) of any Person (other than a wholly-owned Subsidiary of such Person, which term shall mean a Wholly-Owned Subsidiary with respect to the Company) in which such Person or any of its Subsidiaries has any ownership interest, except to the extent that any such income has been actually received by such Person or such Subsidiary in the form of cash dividends or similar cash distribution, (ii) any income (or deficit) of any other Person accrued prior to the date it becomes a Subsidiary of such Person or merges into or consolidates with such entity, (iii) the gain or loss (net of any tax effect) resulting from the sale of any capital assets, (iv) any gains or losses or other income which are non-recurring, extraordinary or attributable to discontinued operations, (v) gains or losses resulting from the write-up or write-down of any assets, and (vi) any portion of the net income of any Subsidiaries which is not available for distribution.

         "New Lender" has the meaning specified in Section 5.18(b).

         "Non-Recourse Real Estate Debt" means Indebtedness of a Borrower existing as of the Closing Date and described in Schedule 1.1(e) or incurred in connection with an Acquisition, provided that such Indebtedness is non-recourse to such Borrower and secured solely by real estate of such Borrower used in the day-to-day operations of its business.

         "Note" and "Notes" mean each of the Promissory Notes substantially in the form of Exhibit 1.1C duly issued by all of the Borrowers to each Lender in the aggregate principal face amount of such Lender's Commitment.

         "Obligations" means all advances, debts, liabilities, obligations, covenants and duties, arising under any Loan Document or arising under any Hedging Agreement owing by any Borrower to any Lender, the Agent, the Floor Plan Agent, the Swing Line Bank, or the Issuing Bank, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

         "OECD" means the Organization for Economic Cooperation and Development.

         "Other Activities" has the meaning specified in Section 12.3.

         "Other Financings" has the meaning specified in Section 12.3.

         "Other Taxes" has the meaning specified in Section 5.14(b).

         "Out of Balance" means (i) with respect to a Motor Vehicle, the outstanding balance of the Floor Plan Loan pursuant to which such Motor Vehicle was purchased exceeds the Floor Plan Advance Limit and (ii) with respect to a Floor Plan Loan, the outstanding balance thereof has not been paid in accordance with the terms of this Agreement; provided, however, that so long as the outstanding balance of (y) Motor Vehicles for which cash has been received upon the sale thereof shall have been received within five (5) days of the sale thereof and (z) Sale Dated Motor Vehicles shall have been received within ten
(10) days of the sale thereof , such Loans shall not be considered Out of Balance.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Permitted Acquisition" means (a) an Acquisition by the Company pursuant to which (i) the total consideration (exclusive of stock or other equity consideration) is less than or equal to Twenty Million Dollars ($20,000,000) and (ii) not less than one hundred percent (100%) of the capital stock or other evidence of equity ownership (other than director qualifying shares) of the target entity or all or substantially all of the assets thereof, is acquired, and that satisfies all the requirements for a Permitted Acquisition set forth in Section 9.16(a)(i), Section 9.16(a)(ii), Section 9.16(a)(v) and
Section 9.16(a)(vi); or (b) an Acquisition by the Company pursuant to which (i) the total consideration (exclusive of stock or other equity consideration) is greater than Twenty Million Dollars ($20,000,000), and in respect of which, either (A) the pro forma Senior Leverage Ratio exceeds 1.3 to 1 or (B) the pro forma Total Leverage Ratio exceeds 2 to 1 as shown by the calculation required by Section 9.16(a)(ii) and (ii) not less than one hundred percent (100%) of the capital stock or other evidence of equity ownership (other than director qualifying shares) of the target entity or all or substantially all of the assets thereof is acquired, and that satisfies all the requirements for a Permitted Acquisition set forth in Section 9.16(a).

         "Permitted Acquisition Notice" has the meaning specified in Section 9.16(a)(ii).

         "Permitted Liens" means those Liens described in Section 10.2.

         "Permitted New Vehicle Floor Plan Indebtedness" has the meaning specified in Section 10.1(m).

         "Person" means any natural person, corporation, business trust, association, company, limited liability company, joint venture, partnership or government or any agency or political subdivision thereof.

          "Plan" means a "pension plan," as such term is defined in Section 3(2)(A) of ERISA, established or maintained by the Company or any of its Subsidiaries or any ERISA Affiliate or as to which the Company or any of its Subsidiaries or any ERISA Affiliate contributes or is a member or otherwise may have any liability.

         "Prime Rate" has the meaning specified in the definition of the term "Alternate Base Rate."

         "Pro Forma EBITDA" means, for any Person, as of any date of determination, EBITDA of such Person for the immediately preceding four fiscal quarters plus (or minus), without duplication, the EBITDA for such four quarter period of any Person acquired during such period as if such acquisition had occurred on the first day of such four quarter period, provided, if a calculation of Pro Forma EBITDA results in an increase in the Company's Consolidated EBITDA by 10% or more from the most recent date of determination, no such increase above 10% shall be considered a part of any computation hereunder unless the applicable calculations of Pro Forma EBITDA are based on:
(i) audited financial statements from independent auditors reasonably satisfactory to the Agent, with said calculations being supported by such audited statements and/or (ii) such other information as the Agent may reasonably request.

         "Pro Forma Floor Plan Interest Expense" means, for any Person, as of any date of determination, Floor Plan Interest Expense of such Person for the immediately preceding four fiscal quarters plus (or minus), without duplication, the Floor Plan Interest Expense for such period of any Person acquired during such period, as if acquired on the first day of such period.

         "Pro Forma Interest Expense" means with respect to each Qualifying Subsidiary and each Qualifying Ford Subsidiary Pro Forma Floor Plan Interest Expense plus pro forma Interest Expense of other permitted Indebtedness.

         "Pro Rata Share of Acquisition Loan Commitments" means, at any time, with respect to any Acquisition Loan Lender, the percentage corresponding to the fraction, the numerator of which shall be the amount of the Acquisition Loan Commitment of such Lender and the denominator of which shall be the aggregate amount of the Acquisition Loan Commitments of all of the Lenders.

         "Pro Rata Share of Floor Plan Loan Commitments" means, at any time, with respect to any Floor Plan Lender, the percentage corresponding to the fraction, the numerator of which shall be the amount of the Floor Plan Loan Commitment of such Lender and the denominator of which shall be the aggregate amount of the Floor Plan Loan Commitments of all the Lenders.

         "Pro Rata Share of Total Commitments" means, at any time, with respect to any Lender, the percentage corresponding to the fraction, the numerator of which is such Lender's Commitment and the denominator of which shall be the aggregate amount of the Commitments of all the Lenders.

         "Program Car" means an automobile, truck, van or any other motor vehicle in the current or immediately preceding model year in readily saleable condition, previously used by a car rental company as a part of its rental fleet or previously driven by an executive of a Manufacturer before being offered for sale to the Company or any other Floor Plan Borrower at a Manufacturer sponsored auction.

         "Qualified Sale/Lease back Transaction" means the sale by any of the Borrowers of real property and related fixtures and accessories thereto used in ordinary course of business, which property is, in a concurrent transaction, leased by a Borrower from the purchaser thereof under a lease agreement, the terms of which, as of the date of such transaction, based upon the immediately preceding four fiscal quarters of the Company, would not cause the Company to be in Default of any of the provisions of Section 10.13(a), Section 10.14, Section 10.15, Section 10.16 or Section 10.17 or any other provision of this Agreement.

         "Qualifying Ford Subsidiary" means a Wholly-Owned Subsidiary that is a Ford Borrower (i) which is a Floor Plan Subsidiary, (ii) which has granted a general, first priority Lien and security interest in favor of the Agent for the benefit of the Lenders on such Subsidiary's accounts, inventory, equipment, general intangibles and the proceeds thereof subject only to Permitted Liens (including Liens securing Permitted New Vehicle Floor Plan Indebtedness), (iii) which is a co-maker or guarantor of the Notes with joint and several liability with all other Ford Borrowers for all the Obligations to the extent of the Ford Borrower Liability Amount, except as limited by Section 13.13, (iv) which has no Indebtedness except as permitted pursuant to Section 10.1(a), Section 10.1(e),
Section 10.1(f), Section 10.1(g), Section

10.1(j), Section 10.1(k) and Section 10.1(m), and (v) which is in all other respects in compliance with the terms of this Agreement.

         "Qualifying Subsidiary" means a Wholly-Owned Subsidiary of the Company (other than a Ford Borrower) which (i) is a Floor Plan Subsidiary, (ii) has granted a general Lien and security interest in favor of the Agent for the benefit of the Lenders on such Subsidiary's accounts, inventory, equipment, general intangibles and the proceeds thereof, subject only to Permitted Liens (including Liens securing Permitted Vehicle Floor Plan Indebtedness), (iii) is a co-maker of the Notes with joint and several liability with all other Borrowers for all the Obligations except as limited by Section 13.13, (iv) has no Indebtedness except as permitted pursuant to Section 10.1(a), Section 10.1(e),
Section 10.1(f), Section 10.1(g), Section 10.1(j), Section 10.1(k) and Section 10.1(m), and (v) which is in all other respects in compliance with the terms of this Agreement.

         "Quoted Rate" shall mean the lesser of (i) rate of interest per annum offered by Swing Line Bank in its sole discretion with respect to a Swing Line Loan or a Swing Line Overdraft Loan, such rate to be derived from the LIBO Rate (or other cost of funds, as selected by Swing Line Bank) on the applicable date of determination, plus 1.5% and (ii) the Highest Lawful Rate.

         "Re-Allocation Date" has the meaning specified in Section 5.18(e).

         "Refunded Swing Line Loans" has the meaning specified in Section
4.5(a).

         "Register" has the meaning specified in Section 13.3(d).

         "Regulation D" means Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation T" means Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation U" means Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation X" means Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Rental Motor Vehicle" means an automobile, truck, van or any other motor vehicle owned by a Floor Plan Subsidiary and purchased directly from a Manufacturer as a new Motor Vehicle which is less than two years old and which is used as a service loaner vehicle or is periodically subject to a rental contract with customers of the Floor Plan Subsidiary for loaner or rental periods of up to thirty (30) consecutive days.

         "Reportable Event" means a Reportable Event as referenced in Section 4043(b)(3) of ERISA.

         "Request for Borrowing" means, in connection with a Floor Plan Loan, a Swing Line Loan, or a Swing Line Overdraft Loan, a Request for Borrowing substantially in the form attached hereto as Exhibit 1.1E, and in the case of an Acquisition Loan, a Request for Borrowing substantially in the form attached hereto as Exhibit 1.1F.

         "Required Lenders" means, at any time, Lenders holding 66-2/3% of the aggregate principal amount of the Loans and the Letter of Credit Obligations at the time outstanding, as of the immediately preceded Floor Plan Adjustment Date provided that, for purposes of determining Required Lenders hereunder, Swing Line Loans shall be allocated among the Lenders based upon their respective Pro Rata Share of the Floor Plan Loan Commitments, or if no such principal amount is outstanding, Lenders having in the aggregate a Pro Rata Share of the Total Commitments equal to sixty-six and two-thirds percent (66-2/3%) of the Total Commitment.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of any arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Commitment" has the meaning specified in Section 3.4.

         "Restricted Payment" means, as to any Person, any dividend or other distribution of assets, properties, cash, rights, obligations or securities made by such Person or any Subsidiary of such Person on account of shares of such Person's capital stock, or any partnership interest or similar ownership interest in such Person, or any purchase, retirement, redemption or other acquisition made by such Person or any Subsidiary of such Person of any of such Person's capital stock, partnership interest or similar ownership interest or warrants, rights or options evidencing a right to acquire such shares or interests.

         "Retail Loan Guarantees" means any Guarantee by the Company or any of its Subsidiaries in favor of any Person of retail installment contracts or other retail payment obligations in respect of Motor Vehicles sold to a customer.

         "Sale Dated" means, in connection with the sale of a Motor Vehicle, that closing of the sale of such Motor Vehicle is pending financing or other contingencies.

         "Security Agreement" means the Security Agreements executed in connection with any of the Prior Agreements, executed by each of the Borrowers in favor of the Agent for the benefit of the Lenders covering the assets of the Borrowers described therein.

         "Security Documents" means this Agreement, the Escrow and Security Agreement, the Security Agreements, the Ratification Agreements, the agreements or instruments described or referred to in Section 8.1(b) and any and all other agreements or instruments now or hereafter executed and delivered by any Borrower or any other Person in connection with, or as security for, the payments or performance of any of the Obligations.

         "Senior Leverage Ratio" means as of any date of determination, for the Company, the ratio of (a) Adjusted Indebtedness as of such date to (b) (y) Consolidated Pro Forma EBITDA as of such date, minus (z) Pro Forma Floor Plan Interest Expense of the Company and its Subsidiaries, determined on a consolidated basis and after having given effect to any proposed Acquisition, as of such date.

          "Stockholders' Equity" means as of any date of determination the consolidated stockholders' equity of the Company determined in accordance with GAAP after eliminating all intercompany items and after deducting from stockholders' equity such portion thereof as is properly attributable to minority interests in Subsidiaries as reflected in the financial statements most recently delivered under Section 7.5 or Section 9.5.

         "Subordinated Indebtedness" means (i) Indebtedness of any Borrower having maturities and terms, and which is subordinated to payment of the Notes, and approved in writing by the Agent and the Floor Plan Agent which, in the aggregate, is less than ten percent (10%) of Stockholders' Equity and (ii) unsecured subordinated Indebtedness of the Company (which may be guaranteed by the Subsidiaries of the Company on an unsecured basis) provided that such Indebtedness (x) is subordinated to payment of the Notes as approved in writing by the Agent, (y) does not have a maturity before the Maturity Date, and (z) has terms that are no more restrictive than the terms of the Loan Documents and further provided that, after giving effect to the issuance of such Indebtedness, no Default or Event of Default shall have occurred or be continuing or would occur as a result thereof.

         "Subsidiary" means any Person of which or in which any other Person (the "PARENT") and the other Subsidiaries of the Parent own directly or indirectly fifty percent (50%) or more of:

                  (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation;

                  (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity; or

                  (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

         The term Subsidiary (or Subsidiaries), as used in the introduction to this Agreement, means a Subsidiary (or the Subsidiaries) of the Company.

         "Supermajority Lenders" means, at any time, Lenders holding more than 75% of the aggregate principal amount of the Loans and the Letter of Credit Obligations at the time outstanding, as of the immediately preceding Floor Plan Adjustment Date provided that, for purposes of determining Supermajority Lenders hereunder, Swing Line Loans shall be allocated among the Lenders based on their respective Pro Rata Share of the Floor Plan Loan Commitments, or, if no such principal amount is outstanding, Lenders having in the aggregate a Pro Rata Share of the Total Commitments equal to more than 75% of the Total Commitments.

         "Swing Line Bank" means Comerica Bank and its successors and assignees as provided in this Agreement.

         "Swing Line Commitment" means, for the Swing Line Bank, its obligation to make Swing Line Loans to the Floor Plan Borrowers up to the amount equal to the greater of (i) $50,000,000 or (ii) an amount in excess thereof not to exceed $75,000,000, as determined by the Swing Line Bank in its sole discretion, provided that the Swing Line Bank shall provide the Agent and the Floor Plan Lenders notice of any increase in Swing Line Commitment under this clause (ii) immediately when made; provided that, subject to the provisions of Article IV, the Swing Line Commitment is a part of the Floor Plan Loan Commitment rather than a separate, independent commitment.

         "Swing Line Loan" has the meaning specified in Section 4.1(a).

         "Swing Line Minimum Amount" means the amount of Swing Line Loans which in the mutual determination of the Borrowers and the Floor Plan Agent shall remain outstanding as of each Floor Plan Adjustment Date, which amount may change from time to time as the Borrowers and the Floor Plan

Agent shall mutually agree; provided, however, the Swing Line Minimum Amount shall in any event not be in excess of Twenty Million Dollars ($20,000,000).

         "Swing Line Note" means the Swing Line Note substantially in the form of Exhibit 1.1D, duly executed by all of the Floor Plan Borrowers and payable to and delivered to the Swing Line Bank, in the principal face amount of the Swing Line Commitment.

         "Swing Line Overdraft Borrowing Request" has the meaning specified in
Section 2.3(d)(iii).

         "Swing Line Overdraft Loan" has the meaning specified in Section 2.3(d)(iii).

         "Taxes" has the meaning specified in Section 5.14(a).

         "Total Commitments" means, at any time, the aggregate amount of the Commitments of all the Lenders, as in effect at such time in accordance with this Agreement, which, as of the Closing Date, equals $775,000,000.

         "Total Leverage Ratio" means as of any date of determination, for the Company, the ratio of (a) Adjusted Total Indebtedness as of such date to (b) (y) Consolidated Pro Forma EBITDA as of such date, minus (z) Pro Forma Floor Plan Interest Expense of the Company and its Subsidiaries, determined on a consolidated basis and after having given effect to any proposed Acquisition, as of such date.

         "Transferee" has the meaning specified in Section 5.14(a).

         "Type" means any type of Loan determined with respect to the interest option applicable thereto, i.e., a Eurodollar Loan, an Alternate Base Rate Loan or Comerica Prime Rate Loan.

         "UCC" means the Uniform Commercial Code as adopted and in effect in the State of Texas from time to time.

         "Used Motor Vehicle" means an automobile, truck, van or any other motor vehicle in the current or any of the four preceding model years which is in readily saleable condition.

         "Wholly-Owned Subsidiary" means any Person of which the Company or its other Wholly-Owned Subsidiaries own directly or indirectly one hundred percent (100%) of:

                  (a) the issued and outstanding shares of stock (except shares required as directors' qualifying shares and shares constituting less than two percent (2%) of the issued and outstanding shares);

                  (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity; or

                  (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

         Section 1.2 Accounting Terms. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given it under GAAP.

         Section 1.3 Interpretation.

                  (a) In this Agreement, unless a clear contrary intention appears:

                           (i) the singular number includes the plural number
                  and vice versa;

                           (ii) reference to any gender includes the other
                  gender;

                           (iii) the words "herein," "hereof" and "hereunder"
                  and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                           (iv) reference to any Person includes such Person's
                  successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;

                           (v) reference to any agreement (including this
                  Agreement), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

                           (vi) unless the context indicates otherwise,
                  reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                           (vii) the word "including" (and with correlative
                  meaning "include") means including, without limiting the generality of any description preceding such term;

                           (viii) with respect to the determination of any
                  period of time, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                           (ix) reference to any law means such law as amended,
                  modified, codified or reenacted, in whole or in part, and in effect from time to time.

                  (b) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

                                  ARTICLE II.
                              THE FLOOR PLAN LOANS

         Section 2.1 Floor Plan Loan Commitments. Subject to the terms and conditions and relying upon the representations and warranties of the Borrowers herein set forth, each Floor Plan Lender severally and not jointly agrees to make revolving credit loans (each such loan, a "FLOOR PLAN LOAN") to any Floor Plan Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate amount not to exceed at any time such Lender's Pro Rata Share of Floor Plan Loan Commitments; provided, however, that, subject to Section 2.3(d)(iii), after giving effect to all Floor Plan Loans and Swing Line Loans requested on any date, the aggregate principal amount of all outstanding Floor Plan Loans and Swing Line Loans shall not at any time exceed the aggregate Floor Plan Loan Commitments and, further provided that the aggregate principal amount of all outstanding Floor Plan Loans, Swing Line Loans, Acquisition Loans and Letter of Credit Obligations shall not at any time exceed the Total Commitment. Subject to the other terms and conditions hereof, any Floor Plan Borrower may borrow, prepay and reborrow Floor Plan Loans under this Section 2.1.

         Section 2.2 Floor Plan Loans.

                  (a) Each Floor Plan Loan Borrowing shall be in the minimum aggregate principal amount of One Million Dollars ($1,000,000) and in integral multiples of One Million Dollars ($1,000,000); provided that a Swing Line Loan, Swing Line Overdraft Loan, Comerica Prime Rate Loan or a Floor Plan Loan resulting from a Draft may be in any amount and shall consist of Floor Plan Loans of the same Type made ratably by the Floor Plan Lenders in accordance with their respective Pro Rata Share of Floor Plan Loan Commitments; provided, however, that the failure of any Floor Plan Lender to make any Floor Plan Loan shall not relieve any other Floor Plan Lender of its obligation to lend hereunder.

                  (b) Each Floor Plan Loan Borrowing shall be a Comerica Prime Rate Borrowing or a Eurodollar Borrowing (other than those resulting from a Draft, which shall be at the Quoted Rate only) as any of the Floor Plan Borrowers may request pursuant to Section 2.3. Each Floor Plan Lender may fulfill its obligation to make Floor Plan Loans with respect to any Eurodollar Loan by causing, at its option, any domestic or foreign branch or Affiliate of such Floor Plan Lender to make such Loan, provided that the exercise of such option shall not affect the obligation of the applicable Floor Plan Borrower to repay such Loan in accordance with the terms of the applicable Note.

                  (c) A Floor Plan Subsidiary shall not be entitled to request a Floor Plan Borrowing hereunder until it (i) has executed and delivered to the Floor Plan Lenders, as aforesaid, the Notes, and to the Swing Line Bank, a Swing Line Note, (ii) has become a party to this Agreement by execution and delivery of an Addendum, and (iii) has become a party to the Security Documents, accompanied in each case by authority documents, legal opinions and other supporting documents as required by Agent, Floor Plan Agent and the Required Lenders hereunder and has otherwise complied with the provisions of Section 9.16(b).

         Section 2.3 Floor Plan Borrowing Procedure. Any Floor Plan Borrower may request a Floor Plan Loan, (i) in the case of Floor Plan Loans, subject to
Section 2.8 through Section 2.12, pursuant to a Draft, by delivery of such Draft in accordance with the express terms of a Drafting Agreement or (ii) by delivery to the Floor Plan Agent of a written Request for Borrowing. Floor Plan Loan Borrowings are subject to the following and to the remaining provisions hereof:

                  (a) each such Request for Borrowing shall set forth the following information:

                           (i) the proposed date of such Borrowing, which must
                  be a Business Day;

                           (ii) the aggregate amount of such requested
                  Borrowing;

                           (iii) whether such Floor Plan Borrowing is to be a
                  Comerica Prime Rate Loan or a Eurodollar Loan, or in the case of a Swing Line Loan, a Loan at the Quoted Rate

                  (provided, however, that all Drafts shall be deemed to be requested at the Quoted Rate) and the Interest Period applicable thereto;

                           (iv) a description of the Motor Vehicle(s) purchased
                  or to be purchased with the proceeds of such Borrowing, including for each Motor Vehicle, its vehicle identification number, make, model and purchase price, and whether such Motor Vehicle is a new Motor Vehicle, Used Motor Vehicle, Program Car or Demonstrator;

                           (v) if requested by the Floor Plan Agent, in the case
                  of a Request for Borrowing requested directly by a Floor Plan Borrower to fund the purchase of Used Motor Vehicles, such Borrower shall deliver a current Manufacturer/Dealer Statement with appropriate inventory breakout as required by the Floor Plan Agent with the first such Request for Borrowing in any month; and

                           (vi) certify that the conditions precedent set forth
                  in Section 8.3 have been satisfied as of such proposed Borrowing Date.

                  (b) each such Request for Borrowing shall be delivered to the Floor Plan Agent (i) in the case of a Draft by a Manufacturer, by 11:00 a.m., Houston, Texas time one (1) Business Day prior to a proposed Borrowing Date,
(ii) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., Houston, Texas time, three (3) Business Days prior to the Borrowing Date of a proposed Borrowing, and (iii) in the case of a Comerica Prime Rate Borrowing, not later than 11:00 a.m., Houston, Texas time on the proposed Borrowing Date.

                  (c) the aggregate principal amount of each such Borrowing shall not exceed the aggregate Floor Plan Advance Limit for the Motor Vehicles described in such Request for Borrowing.

                  (d) Notwithstanding the foregoing,

                           (i) if the Floor Plan Agent has, at the request of
                  the Required Lenders or acting in its discretion according to the terms hereof, taken action to suspend or terminate Drafts pursuant to one or more Drafting Agreements and such Drafting Agreements have in fact been suspended or terminated in accordance with their respective terms, then the Floor Plan Agent shall not fund the amount of such Draft; and

                           (ii) if on any day the conditions precedent set forth
                  in Section 8.3 have been satisfied and (A) the aggregate principal amount of a Request for Borrowing of a Floor Plan Loan, plus (B) the aggregate principal amount of all other Floor Plan Loans then outstanding plus (C) the aggregate principal amount of all Swing Line Loans (but minus the amount of any Swing Line Loans to be refunded with the proceeds of such Borrowing) then outstanding exceeds the aggregate principal amount of such Loans outstanding as of the immediately preceding Floor Plan Adjustment Date and such Request for Borrowing is less than the available Swing Line Commitment then such Borrowing shall constitute a Swing Line Loan and shall be disbursed in accordance with the provisions of Article IV hereof; and

                           (iii) if on any day the conditions precedent set
                  forth in Section 8.3 have been satisfied and a Draft is presented for payment, the payment of which would cause (A) the aggregate principal amount of all Floor Plan Loans then outstanding, plus (B) the aggregate principal amount of all Swing Line Loans then outstanding, plus (C) the aggregate principal amount of all Requests for Borrowings of Floor Plan Loans outstanding as of such day to exceed the aggregate Floor Plan Loan Commitments as of such day, then, in such event:

                                    (1) the Company may either immediately
                           reduce any pending Request for a Borrowing of a Floor Plan Loan which does not consist of a Draft or make a payment of principal on Floor Plan Loans and/or Swing Line Loans in an amount which would prevent the aggregate amounts described in (A), (B) and (C) above from exceeding the aggregate Floor Plan Loan Commitments; or

                                    (2) the Company may request an increase in
                           the aggregate Floor Plan Loan Commitments pursuant to
                           Section 5.5(a), and such Request for Borrowing shall be funded to the extent of such increase; or

                                    (3) if the Company does not elect to act
                           under clause (1) or (2) above and if there is a Reserve Commitment available under Section 3.4, then the aggregate Floor Plan Loan Commitments shall be increased by the amount of such Reserve Commitment, and such Draft shall be funded to the extent of such increase; or

                                    (4) if there is no Reserve Commitment
                           available, such Draft shall be deemed for all purposes a Swing Line Overdraft Loan Borrowing Request (each a "SWING LINE OVERDRAFT BORROWING REQUEST") and such Borrowing shall constitute a Swing Line Overdraft Loan (each, a "SWING LINE OVERDRAFT LOAN") to be disbursed and subject to the provisions of Section 4.6.

                  (e) Each Request for Borrowing may be in writing (including via facsimile) or telephonic (if promptly confirmed in writing). Each Request for Borrowing, once given, shall be irrevocable. Each of the Floor Plan Borrowers hereby authorizes the Floor Plan Agent to disburse Floor Plan Loans under this Section 2.3 pursuant to the telephone instructions of any Person purporting to be a Person identified by name on a written list of Persons authorized by each such Floor Plan Borrower to make a Request for Borrowing for Floor Plan Loans on behalf of such Borrower(s). Notwithstanding the foregoing, each of the Floor Plan Borrowers acknowledges and agrees that the applicable Floor Plan Borrower shall bear all risk of loss resulting from disbursements made upon any telephone request.

                  (f) If at any time between Adjustment Dates, the payment of all of a Swing Line Loan would cause the outstanding balance of all Swing Line Loans to be less than the Swing Line Minimum Amount, the Company may elect to cause such funds to be invested in overnight funds or other securities held by Comerica Securities, Inc. and acceptable to the Floor Plan Agent and the Lenders, which investments shall be subject to the first priority security interest of the Floor Plan Agent for the benefit of the Lenders to secure the outstanding balance of the Obligations. The Floor Plan Agent and any of the Floor Plan Borrowers may enter into an agreement from time to time to facilitate the investment of such funds.

                  (g) The Floor Plan Agent may notify each Floor Plan Lender of any Request for Borrowing in connection with Borrowings with respect to which the Floor Plan Lenders will make advances pursuant to Section 2.4(c).

         Section 2.4 Notice of Types of Floor Plan Loans and Interest Periods.

                  (a) On or before 10:00 a.m. Houston, Texas time, three (3) Business Days prior to each Floor Plan Adjustment Date, the Company shall provide a written (including via facsimile) Request for Borrowing to the Floor Plan Agent designating the Type of Floor Plan Loans which will be outstanding commencing on the Floor Plan Adjustment Date immediately following such notice until the next succeeding Floor Plan Adjustment Date. If, for any reason, the Company does not deliver the Request for Borrowing as herein provided, including, without limitation providing for three (3) Business Days' notice, the Company shall be deemed to have requested that on such Floor Plan Adjustment Date all Floor Plan Loans be Comerica Prime Rate Borrowings.

                  (b) On or before 11:00 a.m. Houston, Texas time on each Floor Plan Adjustment Date, the Floor Plan Agent shall provide written (including via facsimile) notice to the Agent of the amount of (i) Floor Plan Loans outstanding, plus (ii) Swing Line Loans (plus Swing Line Overdraft Loans, if any) outstanding in excess of the Swing Line Minimum Amount, plus (iii) the amount of Floor Plan Loans being requested pursuant to any Request for Borrowing of Floor Plan Loans, as of 10:00 a.m., Houston, Texas time on such date. Upon receipt of such notice, the Agent shall provide prompt written (including via fax) notice to the Floor Plan Lenders advising them (A) that the amount of Floor Plan Loans required pursuant to (i), (ii) and (iii) above is greater than the amount required as of the immediately preceding Floor Plan Adjustment Date and, with respect to each Floor Plan Lender, the amount of additional Floor Plan Loans to be advanced by such Floor Plan Lender, (B) that the amount of Floor Plan Loans required pursuant to (i), (ii) and (iii) above, has decreased since the immediately preceding Floor Plan Adjustment Date and, with respect to each Floor Plan Lender, the amount of such repayment to be made to such Floor Plan Lender, or (C) that there is no change in the amount of Floor Plan Loans required pursuant to (i), (ii) and (iii) above since the immediately preceding Floor Plan Adjustment Date. Such notice shall also advise the Floor Plan Lenders of the Type of Floor Plan Loans the Floor Plan Borrowers have selected, subject to Section 5.15(b), for the period of time from the next Floor Plan Adjustment Date to the next succeeding Floor Plan Adjustment Date.

                  (c) Each Floor Plan Lender shall, upon request from the Agent, from time to time as herein provided, advance the amount required in connection with each such Floor Plan Loan Borrowing by paying to the Agent in U.S. Dollars and in immediately available funds on the same day as the proposed date for Borrowings (that is not a Floor Plan Adjustment Date) pursuant to a Request for Borrowing that has been delivered to the Floor Plan Lenders or on each Floor Plan Adjustment Date, as applicable not later than 1:00 p.m., Houston, Texas time, and, subject to satisfaction of the conditions set forth in Article VIII, and the terms, provisions and conditions set forth in Section 2.3 and Section 4.3, the Agent shall promptly and in any event on the same day, credit the amounts so received to the account of the Floor Plan Agent, or, if a Floor Plan Loan Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Floor Plan Lenders. Upon receipt of such funds the Floor Plan Agent shall promptly and in any event on the same day, credit the amount so received to the account of the applicable Borrower.

                  (d) On each Floor Plan Adjustment Date if (i) Swing Line Loans (plus Swing Line Overdraft Loans, if any) outstanding are greater than the Swing Line Minimum Amount, the Swing Line Overdraft Loans shall be repaid and the Swing Line Loans shall be reduced to the Swing Line Minimum Amount with proceeds advanced by the Floor Plan Lenders pursuant to notices from the Floor Plan Agent given to the Agent as provided in Section 2.4(b) and the Agent shall remit the proceeds of such Floor Plan Loans to the Floor Plan Agent for application to the Swing Line Loans (and to the Swing Line Overdraft Loans, if any) outstanding in excess of the Swing Line Minimum Amount, or (ii) Swing Line Loans are less than the Swing Line Minimum Amount, the Swing Line Bank shall make a Swing Line Loan to the Floor Plan Borrowers in an amount required to cause the total amount of Swing Line Loans outstanding to equal the Swing Line Minimum Amount and the Floor Plan Agent shall remit the proceeds of such Swing Line Loan to the Floor Plan Borrowers.

         Section 2.5 Payments; Application of Payments.

                  (a) Each Floor Plan Borrower shall, on the Curtailment Date of a Motor Vehicle financed hereunder, pay in full the Floor Plan Advance Limit with respect to such Motor Vehicle.

                  (b) Upon the sale of any Motor Vehicle by a Floor Plan Borrower, such Floor Plan Borrower shall pay in full the Floor Plan Advance Limit with respect to such Motor Vehicle immediately upon the earliest to occur of: (i) with respect to Motor Vehicles for which cash has been received upon the sale thereof, upon receipt of payment, (ii) with respect to Sale Dated Motor Vehicles, within ten (10) days of the date of such Motor Vehicle was sold and
(iii) with respect to Fleet Motor Vehicles, within thirty (30) days of the date of sale.

                  (c) Subject to the provisions of Section 2.3(e), payments required to be made by any Floor Plan Borrower as set forth in Section 2.5(a) and Section 2.5(b) shall be applied in the following order: (i) first, to the outstanding principal balance of Swing Line Overdraft Loans, (ii) second, to the outstanding principal balance of Swing Line Loans (iii) third, only if no Swing Line Overdraft Loans or Swing Line Loans are then outstanding, to the outstanding principal balance of Floor Plan Loans that was funded from the Reserve Commitment, and (iv) finally, only if no Swing Line Overdraft Loans or Swing Line Loans and then outstanding and none of the outstanding principal balance of the Floor Plan Loans has been funded from the Reserve Commitment, to the remaining outstanding principal balance of the Floor Plan Loans.

                  (d) Each Floor Plan Borrower shall cause all proceeds from the sale of Motor Vehicles financed hereunder to be deposited directly into an account of the applicable Borrower with its local financial institution which proceeds shall be transferred to the Floor Plan Agent as Excess/Payments in Process for payment of the Loans as provided in Section 2.5(b).

                  (e) An amount equal to two percent (2%) of the original principal amount of Floor Plan Loans (or any portion thereof) attributable to each Rental Motor Vehicle shall be payable on the fifteenth (15th) day of each month after the date such Motor Vehicle is Deemed Floored.

         Section 2.6 Title Documents. All original Manufacturer's invoices and title documents evidencing the Floor Plan Borrowers' ownership of all of their Motor Vehicles financed hereunder, including, without limitation, the Manufacturer's Certificate, shall be maintained in safekeeping by the Floor Plan Borrowers in a manner acceptable to the Floor Plan Agent, unless and until an Event of Default has occurred and is continuing. After the occurrence and during the continuance of an Event of Default, Floor Plan Agent may request and the Floor Plan Borrowers shall deliver or cause to be delivered within three (3) Business Days of such request, all such original Manufacturer's invoices and title documents being maintained by the Floor Plan Borrowers at the time of such request and, immediately, all such original Manufacturer's invoices and title documents that later come into the possession of the Floor Plan Borrowers, to the Floor Plan Agent, and the Floor Plan Agent shall retain or hold all such original Manufacturer's invoices and title documents so received. Thereafter, for so long as such Event of Default shall be continuing, all such original Manufacturer's Certificates and title documents shall remain in the Floor Plan Agent's possession until the Floor Plan Loan Borrowing in connection therewith or such ratable portion thereof in respect of a Motor Vehicle sold by any Floor Plan Borrower has been paid in full; provided that, upon the occurrence of an Event of Default and during the continuance thereof, the Floor Plan Agent may transfer, as applicable, title documents delivered to it pursuant to this Section 2.6 in connection with the sale of Motor Vehicles in accordance with its rights provided for in this Agreement or the other Loan Documents.

         Section 2.7 Power of Attorney. For the purpose of expediting the financing of Motor Vehicles under the terms of this Agreement and for other purposes relating to such financing transaction, each of the Floor Plan Borrowers irrevocably constitutes and appoints the Floor Plan Agent and any of its officers, and each of them, severally, as its true and lawful attorneys-in-fact or attorney-in-fact with full authority to act on behalf of, and in the name of, place, and stead of, each such Floor Plan Borrower, regardless of whether or not an Event of Default shall have occurred hereunder, to prepare, execute, and deliver any and all instruments, documents, and agreements required to be executed and delivered by each such Floor Plan Borrower necessary to evidence Floor Plan Loan Borrowings (and if outstanding, Swing Line Overdraft Loans) hereunder and/or after the occurrence and during the continuance of an Event of Default, to evidence, perfect, or realize upon the security interest granted by this Agreement, and/or any of the Loan Documents, including, without limitation, the Notes evidencing the Floor Plan Loans, requests for advances, security agreements, financing statements, other instruments for the payment of money, receipts, manufacturer's certificates of origin, certificates of origin, certificates of title, applications for certificates of title, other basic evidences of ownership, dealer reassignments of any of the foregoing, affidavits, and acknowledgments. The foregoing power of attorney shall be coupled with an interest, and shall be irrevocable so long as this Agreement remains in effect, any Drafting Agreement remains in effect or any Obligations remain outstanding under this Agreement or any of the Notes evidencing the Floor Plan Loans. Each of said attorneys-in-fact shall have the power to act hereunder with or without the other. The Floor Plan Agent may, but shall not be obligated to, notify the Floor Plan Borrowers of any such instruments or documents the Floor Plan Agent has executed on any Borrower's behalf prior to such execution.

         Section 2.8 Issuance of Drafting Agreements. Subject to the terms and conditions of this Agreement, Floor Plan Agent shall, at any time and from time to time from and after the Closing Date until thirty (30) Business Days prior to the Maturity Date, upon the written request of the Company or the applicable Floor Plan Borrower, countersigned by the Company, accompanied by applications, letter of credit agreements and/or such other documentation related thereto as the Floor Plan Agent may require, issue Drafting Agreements for the account of the applicable Floor Plan Borrower.

         Section 2.9 Conditions to Issuance. The Floor Plan Agent shall not be obligated to enter into or issue a Drafting Agreement unless, as of the date of issuance of such Drafting Agreement:

                  (a) the Company or the applicable Floor Plan Borrower requesting the Drafting Agreement shall have delivered to the Floor Plan Agent not less than ten (10) Business Days prior to the requested date for issuance (or such shorter time as the Floor Plan Agent in its sole discretion may permit), a written application and such other documentation (including without limitation a letter of credit agreement if the Drafting Agreement is to be issued in the form of a letter of credit) and the terms of such documents and of the proposed Drafting Agreement shall satisfy the terms hereof and otherwise be satisfactory to Floor Plan Agent;

                  (b) the satisfaction of the conditions precedent set forth in
Section 8.3;

                  (c) no order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the Floor Plan Agent from entering into or issuing such Drafting Agreement; no Requirement of Law applicable to the Floor Plan Agent and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Floor Plan Agent shall prohibit the Floor Plan Agent, or request that the Floor Plan Agent refrain, from issuing or entering into Drafting Agreements generally or such Drafting Agreement in particular or shall impose upon the Floor Plan Agent with respect to such Drafting Agreement any restriction, reserve or capital requirement (for which the Floor Plan Agent is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Floor Plan Agent any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Floor Plan Agent in good faith deems material to it (relating to Drafts and Drafting Agreements); and

                  (d) the Floor Plan Agent does not receive written notice from any Lender, the Agent or any Floor Plan Borrower, on or prior to the Business Day prior to the requested date of issuance or entry into such Drafting Agreement that one or more of the applicable conditions contained in Article VIII (or in this Section 2.9) has not been satisfied or that a Default or Event of Default has occurred and is continuing.

Each application for a Drafting Agreement issued by a Floor Plan Borrower hereunder shall constitute certification by each of the Company and the applicable Floor Plan Borrower of the matters set forth in Section 2.9(a) and
Section 2.9(b), and Floor Plan Agent shall be entitled to rely on such certification without any duty of inquiry. Immediately upon the issuance or entering into by the Floor Plan Agent of each Drafting Agreement (except in respect of any Drafting Agreement issued or entered into by the Floor Plan Agent after it has obtained actual knowledge that an Event of Default has occurred and is continuing), each Floor Plan Lender, subject to Section 4.6 (relating to a Swing Line Overdraft Loan), hereby irrevocably and unconditionally agrees to, and does hereby, purchase from the Floor Plan Agent a participation in such Drafting Agreement and each Draft thereunder in an amount equal to the product of (i) the Pro Rata Share of Floor Plan Loan Commitments of such Floor Plan Lender and (ii) the amount of each Draft presented by a Manufacturer.

Notwithstanding the foregoing, the Floor Plan Agent shall take such action as necessary to terminate and suspend all Drafting Agreements effective ten (10) days prior to the Maturity Date, and none of the Borrowers shall be entitled to borrow under any Drafting Agreement after the date that is ten (10) days prior to the Maturity Date. Provided, however, the immediately foregoing sentence is intended only as a limitation to the Borrowers' ability to borrow under Drafting Agreements and not as an enlargement of the Floor Plan Agent's obligations hereunder.

         Section 2.10 Notice of Issuance of or Entering into Manufacturers Drafting Letters. The Floor Plan Agent shall give notice, substantially in the form of Exhibit 2.10, to each Floor Plan Lender of the issuance of or entering into each Drafting Agreement not later than five (5) Business Days after issuance of or entering into each such Drafting Agreement, attaching a copy of such Drafting Agreement.

         Section 2.11 Drafts Under Manufacturers Drafting Letters.

                  (a) Each Draft submitted by a Manufacturer pursuant to a Drafting Agreement shall constitute a Request for Borrowing of a Floor Plan Loan, a Swing Line Loan, or a Swing Line Overdraft Loan, as the case may be. Upon its submission to the Floor Plan Agent, the Floor Plan Agent shall pay such Draft, unless it has been terminated or suspended. If the conditions precedent set forth in Section 8.3 have been satisfied, then such payment shall constitute a Floor Plan Loan in satisfaction of the Floor Plan Borrower's reimbursement obligations in respect of such payment. Notwithstanding the foregoing, subject to the terms and conditions of Article XII hereof, the Floor Plan Agent may take all actions reasonably necessary to suspend and/or terminate Drafts in accordance with
Section 11.2 and following the occurrence of any Default or Event of Default.

                  (b) Notwithstanding the obligation (if any) of the Floor Plan Agent to fund a Draft, (i) if at any time any of the Floor Plan Borrowers has failed to satisfy the conditions precedent for the Floor Plan Agent to make a Floor Plan Loan or the Swing Line Bank to make a Swing Line Loan or a Swing Line Overdraft Loan, (ii) subject to Section 2.3(d)(iii) if at any time the amount of such Draft would cause the aggregate amount of Floor Plan Loans to exceed the aggregate Floor Plan Loan Commitments, or (iii) after a Default or an Event of Default has occurred and is continuing, then in any such event, the funding of such Draft shall not constitute a waiver of any such condition, Default or Event of Default or otherwise any manner whatsoever affect the rights, and remedies available to the Floor Plan Agent, the Agent, the Swing Line Bank or any of the Floor Plan Lenders or the Lenders hereunder. In any such event, the Floor Plan Borrowers shall remain obligated to pay the amount of any Draft forthwith as set forth herein and shall have all other duties and obligations applicable to the Floor Plan Borrowers under this Agreement. Notwithstanding anything to the contrary contained herein, each of the Floor Plan Borrowers shall bear all risk of loss resulting from the payment of any Draft, or any resulting disbursements of the Floor Plan Loans, Swing Line Loans or Swing Line Overdraft Loans, as the case may be, whether or not due to the gross negligence, willful misconduct or fraud of any Manufacturer.

                  (c) Subject to Section 11.2 hereof, each Floor Plan Lender shall be obligated to fund Floor Plan Loans resulting from the presentation of Drafts, by making available their respective Pro Rata Share of Floor Plan Loan Commitments of the amounts so advanced, all in accordance with Section 2.2 hereof; provided, however, that if for any reason the Floor Plan Agent is prohibited from making a Floor Plan Loan in respect of any such Draft, each such Floor Plan Lender shall be deemed to and unconditionally agrees to purchase from the Floor Plan Agent a participation interest in the amount of such Draft (in the amount of its Pro Rata Share of Floor Plan Loan Commitments). Notwithstanding the amount of the aggregate Floor Plan Loan Commitments in effect from time to time, except with respect to the notices terminating or suspending drafting privileges to be given pursuant Section 11.1 or Section 11.2 hereof or any other notices given by the Floor Plan Agent in response to the written direction of the Required Lenders, the Floor Plan Agent shall not be obligated to terminate or suspend the drafting privileges of any Manufacturer under the Drafting Agreements even though the aggregate amount of Drafts which may be presented by Manufacturers under the Drafting Agreements may exceed the amount of the aggregate Floor Plan Loan Commitments in effect from time to time. Furthermore, (i) any limitations contained in any of the Drafting Agreements (whether in respect of daily Drafts to be presented or otherwise) are for informational purposes only and Floor Plan Agent shall not be obligated to monitor or limit the amount of Drafts presented or honored on the basis of any such limitations and (ii) any right of the Floor Plan Agent, acting in its discretion and not at the direction or with the concurrence of the Required Lenders, to terminate or suspend drafting privileges of any Manufacturer or otherwise exercise any right or remedy shall be for the sole benefit and protection of the Floor Plan Agent, and Floor Plan Agent shall not owe any duty to any of the other Lenders with respect to such rights or remedies or be required to exercise such rights or remedies to protect any of the other Lenders.

         Section 2.12 Obligations Absolute. The Obligations of the Floor Plan Borrowers under this Agreement and any of the other Loan Documents to reimburse the Floor Plan Agent for Drafts presented by a Manufacturer under a Drafting Agreement and to repay any Swing Line Loans, the Floor Plan Loans or the Swing Line Overdraft Loans, as the case may be, funded to pay a Draft shall be unconditional and irrevocable. Such obligation shall be paid strictly in accordance with the terms of this Agreement and each such other Loan Document under all circumstances, including the following: (a) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any Draft or any Drafting Agreement or any other amendment or waiver of or any consent to departure from all or any of the applicable/related Loan Documents; (c) the existence of any claim, set-off, defense or other right that any Floor Plan Borrower may have at any time against any Manufacturer or any other beneficiary or transferee of any Drafting Agreement (or any Person for whom any such beneficiary or such transferee may be acting), the Floor Plan Agent or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the related Loan Documents or any unrelated transaction other than the defense of payment or claims arising out of the gross negligence, bad faith or willful misconduct of the Floor Plan Agent or the Swing Line Bank; (d) any Draft, demand, certificate or other document presented under a Drafting Agreement proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) any loss or delay in the transmission or otherwise of any document required in order to make a Draft under any Drafting Agreement; (f) any payment by the Floor Plan Agent under any Drafting Agreement against presentation of a draft or certificate that does not strictly comply with the terms of any Drafting Agreement; (g) any payment made by the Floor Plan Agent under any Drafting Agreement to any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other representative of a successor to any beneficiary or any transferee of any Drafting Agreement, including any arising in connection with any Insolvency Proceeding; (h) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from all or any of the Obligations of any Borrower in respect of any Drafting Agreement; or (i) any other circumstance that might otherwise constitute a defense available to, or discharge of, any Borrower other than the defense of payment or claims arising out of the gross negligence, bad faith or willful misconduct of the Floor Plan Agent or the Swing Line Bank.

                                  ARTICLE III.
                                ACQUISITION LOANS

         Section 3.1 Acquisition Loan Commitments. Subject to the terms and conditions and relying upon the representations and warranties of the Company herein set forth, each Acquisition Loan Lender severally and not jointly agrees to make revolving credit loans to the Company (each such loan, an "ACQUISITION LOAN") from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate amount not to exceed at any time outstanding such Lender's pro rata share of the lesser of (a) the Acquisition Loan Advance Limit or (b) the aggregate amount of the Acquisition Loan Commitments of all the Acquisition Loan Lenders; provided, however, that, after giving effect to any Acquisition Loan Borrowing, the aggregate amount of all outstanding Acquisition Loans and all outstanding Letter of Credit Obligations shall not at any time exceed the aggregate Acquisition Loan Commitments. Subject to the other terms and conditions hereof, the Company may borrow, prepay and reborrow Acquisition Loans under this Section 3.1.

         Section 3.2 Acquisition Loans.

                  (a) Each Acquisition Loan Borrowing shall be in the minimum aggregate principal amount of One Million Dollars ($1,000,000) (or the amount of a Letter of Credit Borrowing or the remaining balance of the aggregate Acquisition Loan Commitments, if less) and an integral multiple of One Million Dollars ($1,000,000) and shall consist of Acquisition Loans of the same Type made by the Acquisition Loan Lenders in accordance with their respective Pro Rata Share of Acquisition Loan Commitments; provided, however, that the failure of any Lender to make any Acquisition Loan shall not relieve any other Lender of its obligation to lend hereunder.

                  (b) Each Acquisition Loan Borrowing shall be an ABR Borrowing or a Eurodollar Borrowing as the Company may request in a Request for Borrowing delivered to the Agent in accordance with Section 3.3. Each Acquisition Loan Lender may fulfill its Acquisition Loan Commitment with respect to any Eurodollar Loan by causing, at its option, any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that the exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms hereof. Subject to the provisions of Section 3.3(b) and Section 5.9, Acquisition Loan Borrowings of more than one Type may be outstanding at the same time.

                  (c) Each Acquisition Loan Lender shall make Acquisition Loans equal to its then Pro Rata Share of the Acquisition Loan Commitments by paying the amount required to the Agent in Houston, Texas in U.S. Dollars and in immediately available funds not later than 1:00 p.m., Houston, Texas time, on the proposed Borrowing Date and, subject to satisfaction of the conditions set forth in Article VIII, the Agent shall promptly and in any event on the same day, credit the amounts so received to the general deposit account of the Company, with the Agent, or such other depository account as shall be designated by the Company or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

         Section 3.3 Notice of Acquisition Loan Borrowings.

                  (a) In order to obtain an Acquisition Loan, the Company shall make an irrevocable written request therefor (or irrevocable telephone notice thereof, confirmed as soon as practicable by written request) to the Agent, in the form of a Request for Borrowing (i) in the case of an ABR Borrowing, not later than 11:00 a.m., Houston, Texas time, one (1) Business Day before the Borrowing Date of a proposed Acquisition Loan Borrowing, and (ii) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston, Texas time, three
(3) Business Days before the Borrowing Date of a proposed Acquisition Loan Borrowing. Each Request for Loan Borrowing shall be irrevocable and specify (1) whether the Loan then being requested is to be an ABR Borrowing or a Eurodollar Borrowing, (2) the Borrowing Date (which shall be a Business Day) and (3) the aggregate amount thereof and (4) if a Eurodollar Loan is being requested, the Interest Period or Interest Periods with respect thereto. If no election as to the Type of Acquisition Loan Borrowing is specified, such Borrowing shall be an ABR Borrowing. If no Interest Period is specified, the Company shall be deemed to have selected an Interest Period of one (1) month's duration. The Agent shall promptly advise the Lenders of any Request for Borrowing given by the Company pursuant to this Section 3.3 and of each Lender's portion of the requested Acquisition Loan Borrowing.

                  (b) No more than eight (8) Acquisition Loans may be outstanding at any time. For purposes of the foregoing, Borrowings comprised of Acquisition Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

         Section 3.4 Reserve Commitment; Suspension of Acquisition Loans. Notwithstanding the foregoing provisions of this Article III, in the event that on any day the aggregate outstanding principal amount of all (a) Floor Plan Loans, plus (b) Swing Line Loans, plus (c) Requests for Floor Plan Loan Borrowings exceeds ninety-seven and one-half percent (97.5%) of the aggregate Floor Plan Loan Commitments as of such date, then (i) a portion of the Acquisition Loan Commitment (the "RESERVE COMMITMENT") in an amount equal to the lesser of (y) Five Million Dollars ($5,000,000) or (z) the entire remaining unused portion of the Acquisition Loan Commitment as of such date, shall be reserved and shall no longer be available for funding Acquisition Loans, and
(ii) no further Acquisition Loan

Borrowings (after giving effect to the Reserve Commitment in clause (i) hereof) shall be available to the Company until the next Business Day on which such condition no longer exists.

                                  ARTICLE IV.
                                SWING LINE LOANS

         Section 4.1 Swing Line Commitments.

                  (a) The Swing Line Bank shall, on the terms and subject to the conditions hereinafter set forth (including Section 4.3), make one or more advances (each such advance being a "SWING LINE LOAN") to any Floor Plan Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate principal amount not to exceed at any time (not including Swing Line Overdraft Loans) the aggregate amount of the Swing Line Commitment as such amount may change from time to time.

                  (b) The Swing Line Bank may on the terms and subject to the conditions hereinafter set forth (including Section 4.3) make one or more Swing Line Loans to any Floor Plan Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate principal amount greater than the Swing Line Commitment but not to exceed at any time (not including Swing Line Overdraft Loans) the aggregate amount of the Floor Plan Loan Commitments of all the Lenders; provided, however, that after giving effect to all Borrowings of Swing Line Loans, Floor Plan Loans and all Floor Plan Loans requested on any date, the sum of the aggregate principal amount of all outstanding Floor Plan Loans and Swing Line Loans (but excluding Swing Line Overdraft Loans) shall not exceed the aggregate amount of the then applicable aggregate Floor Plan Loan Commitments.

                  (c) Unless otherwise refinanced pursuant to Section 4.5, all Swing Line Loans (including the Swing Line Overdraft Loans) shall be evidenced by the Swing Line Note, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement and all other Swing Line Loans shall be due and payable on each Floor Plan Adjustment Date. Each Swing Line Loan that is a Eurodollar Loan shall mature and the principal amount thereof shall be due and payable by the applicable Floor Plan Borrower, as the case may be, on the last day of the Interest Period applicable thereto. In no event whatsoever shall any outstanding Swing Line Loan be deemed to reduce, modify or affect any Lender's obligation to make Floor Plan Loans based upon its Pro Rata Share of Floor Plan Loan Commitments.

         Section 4.2 Accrual of Interest; Margin Adjustments. Each Swing Line Loan and each Swing Line Overdraft Loan shall, from time to time after the date of such Loan, bear interest at the Quoted Rate. The amount and date of each such Swing Line Loan and each such Swing Line Overdraft Loan, the Quoted Rate, its Interest Period, and the amount and date of any repayment shall be noted on the Swing Line Bank's records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Swing Line Bank to record any such information shall not affect the obligations of the applicable Floor Plan Borrower with respect thereto in accordance with the terms of this Agreement and the Loan Documents, and, further provided, that, upon the occurrence and during the continuance of an Event of Default and commencing on the last day of any applicable Interest Period, each Swing Line Loan shall bear interest at the Comerica Prime-based Rate.

         Section 4.3 Requests for Swing Line Loans.

                  (a) On the Closing Date, subject to the terms and conditions hereunder set forth, the Swing Line Bank shall make a Swing Line Loan to one or more of the Floor Plan Borrowers pursuant to a Request for Borrowing in an amount equal to the Swing Line Minimum Amount.

                  (b) On any day that a Request for Borrowing constitutes a Request for Borrowing of a Swing Line Loan pursuant to Section 2.3(d)(ii), the applicable Floor Plan Borrower shall be deemed to have delivered to Swing Line Bank a Request for Borrowing in connection therewith, subject to the following and to the remaining provisions of this Section 4.3:

                           (i) the aggregate principal amount of such requested
                  Swing Line Loan Borrowing, plus the aggregate principal amount of all other Swing Line Loans then outstanding shall not exceed the Swing Line Commitment;

                           (ii) such Request for Borrowing shall be irrevocable
                  and shall constitute a certification by the Company of the provisions of Section 8.3; and

                           (iii) such Request for Borrowing may be in writing
                  (including via facsimile) or telephonic (if promptly confirmed in writing). Each of the Floor Plan Borrowers hereby authorizes the Swing Line Bank to disburse Swing Line Loans pursuant to the telephone instructions of any Person purporting to be a Person identified by name on a written list of Persons authorized by each such Floor Plan Borrower to make Requests for Borrowings of Swing Line Loans on behalf of such Floor Plan Borrowers. Notwithstanding the foregoing, each of the Floor Plan Borrowers acknowledges and agrees that such Floor Plan Borrower shall bear all risk of loss resulting from disbursements made upon any telephone request.

         Section 4.4 Disbursement of Swing Line Loans. Subject to receipt of a Request for Borrowing of a Swing Line Loan and to the other terms and conditions of this Agreement, the Swing Line Bank shall make available to any Floor Plan Borrower the amount so requested, in same day funds, not later than 1:00 p.m., Houston, Texas time on the Borrowing Date of such Swing Line Loan, by credit to an account of the applicable Floor Plan Borrower maintained with the Swing Line Bank or to such other account or third party as such Floor Plan Borrower may reasonably direct. The Swing Line Bank shall promptly notify the Floor Plan Agent of any Swing Line Loan by telephone or telecopier.

         Section 4.5 Refunding of or Participation Interest in Swing Line Loans.

                  (a) On any Floor Plan Adjustment Date, the Swing Line Bank shall, and upon the occurrence and during the continuance of an Event of Default, the Swing Line Bank in its sole and absolute discretion, may, on behalf of any Floor Plan Borrower (each of whom hereby irrevocably directs the Swing Line Bank to act on its behalf), make a written (including via fax) request to the Floor Plan Agent, requesting the Floor Plan Lenders (including the Swing Line Bank in its capacity as a Floor Plan Lender) to make Floor Plan Loans in an amount equal to the outstanding principal amount of the Swing Line Loans in accordance with each Floor Plan Lender's respective Pro Rata Share of Floor Plan Loan Commitments (including, but only if an Event of Default shall have occurred and is continuing, the portion thereof which constitutes the Swing Line Minimum Amount but excluding Swing Line Overdraft Loans), such loans, which shall accrue interest at the Comerica Prime-based Rate, to be made immediately in respect of Swing Line Loans as of the day following the last day of the Applicable

Interest Period in respect of Swing Line Loans accruing interest at the Quoted Rate; provided that no such request shall require any Floor Plan Lender to make Floor Plan Loans in excess of such Floor Plan Lender's Floor Plan Loan Commitment (the "REFUNDED SWING LINE LOANS") on the date such request is made; provided however, unless an Event of Default has occurred and is continuing, Refunded Swing Line Loans shall not be subject to the indemnification provisions of Section 5.10, and no losses, costs or expenses may be assessed by the Swing Line Bank against the applicable Floor Plan Borrower or the other Floor Plan Lenders as a consequence thereof. Unless an Event of Default described in
Section 11.1(f) or Section 11.1(g) shall have occurred (in which event the procedures of Section 4.5(b) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Floor Plan Loan are then satisfied, each Floor Plan Lender shall upon request by the Agent in the manner specified in Section 2.4 make the proceeds of its Floor Plan Loan available to the Floor Plan Agent for the benefit of the Swing Line Bank.

                  (b) If, prior to making of a Refunded Swing Line Loan pursuant to Section 4.5(a), an Event of Default described in Section 11.1(f) or Section 11.1(g) shall have occurred, each Floor Plan Lender shall, in the manner provided in Section 2.11(a) and Section 2.11(c), on the date such Floor Plan Loan was to have been made, purchase from the Swing Line Bank participation interests in the Refunded Swing Line Loan equal to such Floor Plan Lender's Pro Rata Share of the Floor Plan Loan Commitments; provided, however, except for any Borrowing which occurs as a result of a Draft made prior to the effective suspension or termination of the Drafting Agreement pursuant to which such Borrowing occurred which Borrowing is subject to Section 2.11, no Floor Plan Lender shall be obligated to purchase a participation interest in a Refunded Swing Line Loan to the extent such Loan was made by the Swing Line Bank when the conditions precedent in Section 8.3 were not satisfied.

                  (c) Subject to Section 4.5(b), above, each Floor Plan Lender's obligation to make Floor Plan Loans and to purchase participation interests in accordance with Section 4.5(a) and Section 4.5(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff counterclaim, recoupment, defense or other right which such Floor Plan Lender may have against the Swing Line Bank, any Floor Plan Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of any Floor Plan Borrower or any other Person; (iv) any breach of this Agreement by any Floor Plan Borrower or any other Person; (v) any inability of any Floor Plan Borrower to satisfy the conditions precedent to a Borrowing set forth in this Agreement on the date upon which such Floor Plan Loan is required to be made or such participating interest is to be purchased; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Floor Plan Lender does not make available to the Floor Plan Agent the amount required pursuant to Section 4.5(a) or Section 4.5(b), as the case may be, the Swing Line Bank shall be entitled to recover such amount on demand from such Floor Plan Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Effective Rate.

                  (d) Refunded Swing Line Loans which are funded by the Floor Plan Lenders after two (2) Business Days' notice as provided in Section 4.5(a) shall thereafter become Floor Plan Loans and, subject to any right of acceleration herein provided, shall remain outstanding until the next succeeding Floor Plan Adjustment Date. Such Loans shall accrue interest in favor of the Floor Plan Lenders in accordance with each Floor Plan Lender's respective Pro Rata Share of Floor Plan Loan Commitments at the Comerica Prime-based Rate. On the next succeeding Floor Plan Adjustment Date such Loans shall be treated as all other Floor Plan Loans outstanding in accordance with the provisions of
Section 2.4(b).

         Section 4.6 Swing Line Overdraft Loans.

                  (a) On any day that a Request for Borrowing of a Floor Plan Loan constitutes a Swing Line Overdraft Borrowing Request pursuant to Section 2.3(d)(iii), the applicable Floor Plan Borrower shall be deemed to have delivered a Swing Line Overdraft Borrowing Request. Such Swing Line Overdraft Borrowing Request shall be irrevocable and shall constitute a certification by the Company of the provisions of Section 8.3.

                  (b) Swing Line Overdraft Loans shall be made only by the Swing Line Bank, solely for its own account and shall not be subject to the provisions of Section 4.5; provided, however, at any time a Swing Line Overdraft Loan is outstanding, all funds received from any source (other than deposits already in the Cash Collateral Account) in respect of this Agreement shall be applied first to the payment in full of the Swing Line Overdraft Loans; and the Floor Plan Agent, the Agent and the Lenders, as the case may be, shall remit to the Swing Line Bank, and the Swing Line Bank shall have the right to receive, all payments (including any prepayments) of principal and interest made by any Borrower in respect of any Loan and all other proceeds of Collateral securing the Loans for application and reduction of the aggregate principal amount of outstanding Swing Line Overdraft Loans.

                                   ARTICLE V.
                                    ALL LOANS

         Section 5.1 Notes: Repayment of Loans.

                  (a) All Loans made hereunder shall be evidenced by the Notes or the Swing Line Note, as the case may be and payable as therein provided, which notes shall be dated the Closing Date, and shall be in an aggregate principal amount equal to the Total Commitments on such date. The outstanding principal balance of such Loans and all interest thereon and all the obligations, as evidenced by the Notes, shall be due and payable in accordance with the terms and provisions of this Agreement and on the Maturity Date. Each Note shall bear interest from its date on the outstanding principal balance thereof as provided in Section 5.2.

                  (b) Each Lender, the Agent, or the Floor Plan Agent and the Swing Line Bank, on its behalf, is hereby authorized by each Borrower to, endorse on a schedule attached to the Notes delivered to it (or a computer generated supplement thereto, which supplement shall be deemed to be a part thereof), or otherwise record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan, as well as the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any Lender, the Agent, the Floor Plan Agent or the Swing Line Bank to make such a notation or any error in such a notation shall not affect the obligations of all Borrowers hereunder or under the Notes or the Swing Line Note.

         Section 5.2 Interest on Loans.

                  (a) Subject to the provisions of Section 5.3, each Alternate Base Rate Loan shall bear interest at a rate per annum, equal to the lesser of
(i) the Alternate Base Rate plus the Applicable Margin for Alternate Base Rate Loans and (ii) the Highest Lawful Rate (if the Alternate Base Rate is based on the Prime Rate, computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be; or if the Alternate Base Rate is based on the Federal Funds Effective Rate, computed on the basis of the actual number of days elapsed over a year of 360 days).

                  (b) Subject to the provisions of Section 5.3, each Comerica Prime Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of (i) the Comerica Prime-based Rate in effect from time to time and (ii) the Highest Lawful Rate.

                  (c) Subject to the provisions of Section 5.3, (i) each Eurodollar Loan which is an Acquisition Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of (1) the LIBO Rate for the Interest Period in effect for such Loan plus the Applicable Margin for Eurodollar Acquisition Loans and (2) the Highest Lawful Rate; and (ii) each Eurodollar Loan which is a Floor Plan Loan (excluding Swing Line Loans carried at the Quoted Rate) shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of (1) the LIBO Rate for the Interest Period in effect for such Loan plus: (A) 1.125% if such Loan is to finance the purchase of all new Motor Vehicles and (B) 1.25% if such Loan is to finance the purchase of all Motor Vehicles (other than new Motor Vehicles), and
(2) the Highest Lawful Rate.

                  (d) Interest on each Swing Line Loan to which the Quoted Rate applies at Borrower's option and Swing Line Overdraft Loan and Drafts shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the lesser of (i) the Quoted Rate for the Interest Period in effect for such Loan and (ii) the Highest Lawful Rate.

                  (e) Interest on each Acquisition Loan and each Floor Plan Loan shall be payable in arrears on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. Interest on each Swing Line Loan and Swing Line Overdraft Loan shall be payable in arrears on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. The applicable LIBO Rate, and the Alternate Base Rate shall be determined by the Agent, and the Comerica Prime Rate and the Comerica Prime-based Rate shall be determined by the Floor Plan Agent, and such determinations shall be conclusive absent demonstrable error. The Agent or Floor Plan Agent, as applicable shall promptly advise the Borrowers and each Lender of each such determination.

         Section 5.3 Interest on Overdue Amounts. If any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount due hereunder, by acceleration or otherwise, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a period of 360 days) equal to the lesser of (a) the Highest Lawful Rate and (b) the Alternate Base Rate plus two percent (2%) per annum.

         Section 5.4 Fees.

                  (a) The Company shall pay to the Agent, on the last day of each March, June, September and December and on the Maturity Date, in immediately available funds, (i) for the prorata benefit of the Floor Plan Lenders, a Floor Plan Loan Commitment fee (the "FLOOR PLAN LOAN COMMITMENT FEE") equal to twenty-five-one-hundredths of one percent (0.25%) per annum times the average unused amount of the Floor Plan Loan Commitments, during the immediately preceding fiscal quarter (or shorter portion thereof) just ended; (ii) for the prorata benefit of the Acquisition Loan Lenders, an Acquisition Loan Commitment fee (the "ACQUISITION LOAN COMMITMENT FEE") equal to the average unused amount of the Acquisition Loan Commitments (without regard to whether the Acquisition Loan Commitments have been reallocated or converted to the Floor Plan Loan Commitment in accordance with the terms hereof) during the immediately preceding fiscal quarter (or shorter period thereof) just ended, times the then applicable Commitment Fee Rate set forth in the table contained in the definition of Applicable Margin. All Commitment Fees under this Section 5.4(a) shall be computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be. The Commitment of a Lender shall be deemed "unused" to the extent and in the amount such Lender is obligated to fund future Loans or Letter of Credit Obligations of any Borrower regardless of whether or not any fundings exist under the Swing Line Loan. The Floor Plan Loan Commitment Fees and the Acquisition Loan Commitment Fees due to each Lender shall commence to accrue on the Closing Date and cease to accrue on the earlier of the Maturity Date or the termination of the Commitments of such Lender pursuant to Section
5.5 or Section 13.3(b).

                  (b) The Company shall pay the Agent and J.P. Morgan Securities Inc. the fees (the "AGENCY FEES") in such amount and on such dates as may be agreed between the Company, the Agent and J.P. Morgan Securities Inc. for their account and for the account of the Lenders, as applicable, as set forth in that certain letter agreement dated February 21, 2003 among said parties (the "AGENT'S LETTER").

                  (c) The Company shall pay the Floor Plan Agent a Floor Plan Agency Fee ("FLOOR PLAN AGENCY FEE") in such amount on such dates as may be agreed between the Company and the Floor Plan Agent pursuant to that certain letter agreement between said parties dated as of the Closing Date (the "FLOOR PLAN AGENT'S LETTER").

                  (d) The Company shall pay the Agent for the benefit of the Floor Plan Lenders, according to their Pro Rata Share of Floor Plan Loan Commitments, a fee in the amount of $750.00 for each day any Swing Line Overdraft Loan is outstanding; and such amount (if any) shall be payable on the last Business Day of each month.

                  (e) The Company shall pay to the Agent on the Closing Date, for the fees payable to the Lenders as provided in the Agent's Letter.

         Section 5.5 Termination, Reduction or Conversion of Commitments.

                  (a) Subject to Section 3.4, upon at least three (3) Business Days' prior written notice to the Agent, the Company may at any time, in whole, permanently terminate or permanently reduce the Total Commitments, ratably among the Lenders in accordance with (i) their respective Pro Rata Share of Floor Plan Loan Commitments, and (ii) their respective Pro Rata Share of Acquisition Loan Commitments; provided, however, that (x) any such partial reduction of the Total Commitments shall be in minimum aggregate increments of Five Million Dollars ($5,000,000); (y) any such partial reduction shall be made ratably between the aggregate Floor Plan Loan Commitments and the aggregate Acquisition Loan Commitments respectively, and pro rata among the Lenders within each type of Commitment, and (z) no reduction shall reduce the amount of the Acquisition Loan Commitments to an amount which is less than the Letter of Credit Obligations outstanding at such time. In connection with any such reduction, the Floor Plan Agent in its sole discretion may, or at the direction of the Required Lenders, shall suspend and/or terminate all or any portion of the then outstanding Drafting Agreements. In addition, (i) no such reduction shall cause the Acquisition Loan Commitments to exceed twenty five percent (25%) of the Total Commitments and (ii) the ratio of such Lender's Floor Plan Loan Commitment to such Lender's Acquisition Loan Commitment shall never be less than 3.0 to 1.0.

                  (b) Subject to Section 5.5(a), above, at any time there exists any unused portion of the Acquisition Loan Commitments, the Company may request the Agent to convert all or a part of such unused portion of the Acquisition Loan Commitments into Floor Plan Loan Commitments, provided, that following such conversion, the total of the Acquisition Loan Commitments shall never be less than an amount equal to (i) the sum of all Acquisition Loans then outstanding, plus (ii) all Letter of Credit Obligations then outstanding, plus (iii) the remaining unused portion of the Acquisition Loan Commitments after subtracting the amount thereof converted to the Floor Plan Loan Commitments; and in such event and following five (5) days prior written notice from the Company to the Agent, the Floor Plan Loan Commitments shall, upon such request, be increased by the amount so requested by the Company, such amount together with the Acquisition Loan Commitments not to exceed the Total Commitment. At any time there exists any unused amount of a converted portion of the Floor Plan Loan Commitments, the Company may request the Agent to reverse any such portion thereof, in whole or in part, and in such event the Floor Plan Loan Commitments and the Acquisition Loan Commitments shall be restored, as applicable, in the respective amounts so requested by the Company.

                  Upon any such conversion of Acquisition Loan Commitments into Floor Plan Loan Commitments or vice versa, the Floor Plan Loan Commitments shall be increased or decreased, as the case may be, prorata among the Floor Plan Lenders, and the Acquisition Loan Commitments shall be increased or decreased, as the case may be, in an aggregate amount of the corresponding increase or decrease in the Floor Plan Loan Commitments, which increase or decrease in the Acquisition Loan Commitments shall be allocated among the Acquisition Loan Lenders on a prorata basis based on their respective Acquisition Loan Commitments.

                  (c) At the time the Commitments of any Lender are terminated or reduced pursuant to Section 5.5, the Company shall pay to the Agent for the account of each such Lender, the Floor Plan Loan Commitment Fees and the Acquisition Loan Commitment Fees on the amount of the Commitments so terminated or reduced owed through the date of such termination or reduction.

                  (d) Each of the Commitments shall automatically and permanently terminate on the Maturity Date.

         Section 5.6 Alternate Rate of Interest. In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing, the Agent shall have determined that: (a) dollar deposits in the amount set forth in such Request for Borrowing are not generally available in the London interbank market or that the rate at which dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender or the Swing Line Bank of making or maintaining the principal amount of its Eurodollar Loan comprising such Borrowing during such Interest Period, or (b) reasonable means do not exist for ascertaining the LIBO Rate, then the Agent shall as soon as practicable thereafter give written notice of such determination to the Company, the Lenders and/or the Swing Line Bank; and any request by a Borrower for the making of a Eurodollar Borrowing shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Borrowing to be comprised of (i) if such Borrowing is a Floor Plan Loan Borrowing, Comerica Prime Rate Loans, and (ii) if such Borrowing is an Acquisition Loan Borrowing, Alternate Base Rate Loans. Each determination of the Agent hereunder shall be conclusive absent demonstrable error.

         Section 5.7 Prepayment of Loans; Mandatory Reduction of Indebtedness.

                  (a) So long as no Swing Line Overdraft Loans are outstanding, each Acquisition Loan Borrowing, each Floor Plan Loan Borrowing and each Swing Line Loan may be prepaid at any time and from time to time, in whole or in part, subject to the requirements of Section 5.10, but otherwise without premium or penalty, upon at least three (3) Business Days' prior written or facsimile notice to the Agent. Each Swing Line Overdraft Loan Borrowing may be prepaid at any time and from time to time, in whole or in part, subject to the requirements of Section 5.10, but otherwise without premium or penalty.

                  (b) On the date of any termination or reduction of the Total Commitments pursuant to Section 5.5(a) or Section 5.5(d), each of the Borrowers shall prepay so much of its Loans (up to the amount by which the Commitments are so terminated or reduced) as shall be necessary in order that the aggregate principal amount of the Loans and Letter of Credit Obligations outstanding will not exceed the Total Commitments following such termination or reduction. All prepayments under this paragraph shall be subject to Section 5.10.

                  (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrower making such notice to prepay such Loan by the amount stated therein on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

                  (d) Subject to the provisions of Section 2.3(d)(iii), if at any time and for any reason:

                           (i) the aggregate principal amount of all (y) Floor
                  Plan Loans outstanding, plus (z) Swing Line Loans outstanding shall exceed the aggregate Floor Plan Loan Commitments at such time, or

                           (ii) the aggregate principal amount of all (y)
                  Acquisition Loans, plus (z) Letter of Credit Obligations shall exceed the amount of the aggregate Acquisition Loan Commitments, or

                           (iii) the aggregate principal amount of all (w) Floor
                  Plan Loans outstanding, plus (x) Swing Line Loans outstanding, plus (y) Acquisition Loans outstanding, plus (z) Letter of Credit Obligations outstanding shall exceed the Total Commitments, the Borrowers shall immediately pay to the Agent (for application in the manner directed by the Company) an amount of such Obligations equal to such excess, provided, however, that Borrowers shall have the right to direct such repayment first to prepay such portion of the Indebtedness not subject to the indemnification provisions of this Agreement in Section 5.10.

         Section 5.8 Reserve Requirements; Change in Circumstances.

                  (a) It is understood that the cost to each Lender of making or maintaining any of the Eurodollar Loans may fluctuate as a result of the applicability of reserve requirements imposed by the Board at the ratios provided for in Regulation D on the date hereof. The Borrowers agree to pay to each of the Lenders from time to time such amounts as shall be necessary to compensate such Lender for the portion of the cost of making or maintaining Eurodollar Loans resulting from any increase in such reserve requirements provided for in Regulation D from those as in effect on the date hereof, it being understood that the rates of interest applicable to Eurodollar Loans have been determined on the assumption that no such reserve requirements exist or will exist and that such rates do not reflect costs imposed on the Lenders in connection with such reserve requirements.

                  (b) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan made by such Lender or any other fees or amounts payable hereunder (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or is located or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Lender or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof, by an amount deemed by such Lender in its sole discretion to be material, then the Borrowers shall pay as required in Section 5.8(d) such additional amount or amounts as will compensate such Lender for such additional costs or reduction will be paid to such Lender with respect to the Eurodollar Loans.

                  (c) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or any successor report thereto, or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Applicable Lending Office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then the Borrowers shall pay as required to Section 5.8(d) to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (d) A certificate of each Lender setting forth in reasonable detail calculations (together with the basis and assumptions therefor) to establish such amount or amounts as shall be necessary to compensate without duplication such Lender (or participating banks or other entities pursuant to Article XIII subject to the limitations set forth therein) under Section 5.8(a),
Section 5.8(b) or Section 5.8(c) shall be delivered to the Agent which shall promptly deliver the same to the Company and such certificate shall be rebuttably presumptive evidence of the amount or amounts which such Lender is entitled to receive. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after its receipt of the same.

                  (e) Any demand for compensation pursuant to this Section 5.8 must be made on or before one (1) year after the Lender incurs the expense, cost or economic loss referred to or such Lender shall be deemed to have waived the right to such compensation. The protection of this Section 5.8 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation.

                  (f) Nothing in this Section 5.8 shall entitle any Lender to receive interest at a rate per annum in excess of the Highest Lawful Rate.

                  (g) The term "Lender" or "Lenders" as used in this Section 5.8 shall include the Swing Line Bank and the provisions hereof, when applicable, shall apply to the Swing Line Bank.

         Section 5.9 Change in Legality.

                  (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations in respect of any Eurodollar Borrowing contemplated hereby, then, by written notice to the Agent, such Lender may:

                           (i) declare that Eurodollar Loans will not thereafter
                  be made by such Lender hereunder, whereupon any request by any Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an Alternate Base or the Comerica Prime Rate Loan, as applicable unless such declaration shall be subsequently withdrawn; and

                           (ii) require that all outstanding Eurodollar Loans
                  made by it be converted to Alternate Base Rate Loans, in which event all such Eurodollar Loans shall be automatically converted to Alternate Base Rate Loans if Acquisition Loans and to Comerica Prime Rate Loans if Floor Plan Loans, as of the effective date of such notice as provided in Section 5.9(b).

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the Alternate Base Rate Loans if Acquisition Loans and to Comerica Prime Rate Loans if Floor Plan Loans, made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

                  (b) For purposes of Section 5.9(a), a notice to the Agent by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the then-current Interest Period or, if there are then two (2) or more current Interest Periods, on the last day of each such Interest Period, respectively; otherwise, such notice shall be effective on the date of receipt by the Agent.

                  (c) The term "Lender" or "Lenders" as used in this Section 5.9 shall include the Swing Line Bank and the provisions hereof, when applicable, shall apply to the Swing Line Bank.

         Section 5.10 Indemnity.

                  (a) The Borrowers shall indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (i) any failure by any Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article VIII, (ii) any failure by any Borrower to borrow, convert or continue hereunder after delivery of a Request for Borrowing or a notice of conversion or continuation has been given pursuant to Section 2.4, Section 3.3 and Section 5.15, (iii) any payment, prepayment or conversion of a Eurodollar Loan required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period, (iv) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise), or (v) the occurrence of any Event of Default, including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by each Lender of (A) its cost of obtaining the funds for the Loan being paid, prepaid or converted or not borrowed (based on the LIBO Rate applicable thereto) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) over (B) the amount of interest (as reasonably determined by such Lender) that could be realized by such Lender in reemploying during such period the funds so paid, prepaid or converted or not borrowed. A certificate of each Lender setting forth in reasonable detail calculations (together with the basis and assumptions therefore) to establish any amount or amounts which such Lender is entitled to receive pursuant to this Section 5.10 shall be delivered to the Agent which shall promptly deliver the same to the Company and such certificate shall be rebuttably presumptive evidence of the amount or amounts which such Lender is entitled to receive. Nothing in this
Section 5.10 shall entitle any Lender to receive interest at a rate per annum in excess of the Highest Lawful Rate.

                  (b) The provisions of this Section 5.10 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any Note, or any investigation made by or on behalf of any Lender; provided demand for compensation pursuant to Section 5.8 must be made on or before one (1) year after the Lender incurs the expense, cost or economic loss referred to or such Lender shall be deemed to have waived the right to such compensation. All amounts due under this Section 5.10 shall be payable within ten (10) days after receipt of demand therefor.

                  (c) The term "Lender" or "Lenders" as used in this Section
5.10 shall include the Swing Line Bank and the provisions hereof, when applicable, shall apply to the Swing Line Bank.

         Section 5.11 Pro Rata Treatment. Except as otherwise provided herein, each Borrowing, each payment or prepayment of principal of the Notes, each payment of interest on such Notes, each other reduction of the principal or interest outstanding under such Notes, however achieved, each payment of the Commitment Fees and each reduction of the Commitments shall be made, as applicable, in accordance with each Lender's respective (i) Pro Rata Share of Floor Plan Loan Commitments and (ii) Pro Rata Share of Acquisition Loan Commitments.

         Section 5.12 Payments.

                  (a) The Company and/or any of the Borrowers shall make all payments of principal and interest on any Swing Line Loan and any Swing Line Overdraft Loan, any curtailment payment, and payments of the proceeds of the sale of any Motor Vehicle to the Floor Plan Agent on the date when due in dollars to the Floor Plan Agent at its offices in Detroit Michigan, and except as otherwise provided in this Agreement, the Company and/or any of the Borrowers shall make all payments (including principal of or interest on any Borrowing, Agency Fee, or any other fees or other amounts) payable hereunder and under any other Loan Document not later than 1:00 p.m., Houston, Texas time, on the date when due in dollars to the Agent at its offices at 707 Travis Street, Houston, TX 77002, in immediately available funds, without setoff or counterclaim.

                  (b) Subject to the provisos contained in subclause (A) of the definition of "Interest Period", whenever any payment (including principal of or interest on any Borrowing or any fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, if applicable.

                  (c) Unless the Agent shall have received notice from a Lender prior to the date of a Borrowing that such Lender will not make available to the Agent its portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing. The Agent may, in reliance upon such assumption, make available to the appropriate Person on such date a corresponding amount. If, and to the extent that a Lender shall not have made its portion of a Borrowing available to the Agent, such Lender and the Borrowers severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Agent until the date such amount is repaid to the Agent (i) in the case of the Borrowers, at the Alternative Base Rate or Comerica Prime Rate, as applicable, to the Loans comprising such Borrowing and (ii) in the case of such Lender, at the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's portion of such Borrowing for purposes of this Agreement.

         Section 5.13 Sharing of Setoffs. Except as otherwise provided in
Section 4.6(b) in connection with the payment of Swing Line Overdraft Loans, each Lender agrees that if it shall, in any manner, including through the exercise of a right of banker's lien, setoff or counterclaim against any Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any Insolvency Proceeding or otherwise, obtain payment (voluntary or involuntary) in respect of the Note held by it as a result of which the unpaid principal portion of the Note held by it shall be proportionately less than the unpaid principal portion of the Note held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Note held by such other Lender, so that the aggregate unpaid principal amount of the Note and participations in Notes held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Notes then outstanding as the principal amount of the Note held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Notes outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 5.13 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any Person holding a participation in a Note under this Section 5.13 may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by any such Borrower to such Lender as fully as if such Lender had made a Loan directly to such Borrower in the amount of such participation.

         Section 5.14 Payments Free of Taxes.

                  (a) Any and all payments by the Borrowers hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Agent's, the Floor

Plan Agent's, the Swing Line Bank's or any Lender's or any transferee's or assignee's, excluding a participation holder's (any such entity a "TRANSFEREE") net income and franchise taxes imposed on the Agent, the Floor Plan Agent, the Swing Line Bank or any Lender (or Transferee) by the United States or any jurisdiction under the laws of which it is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders (or any Transferee), the Agent, the Floor Plan Agent or the Swing Line Bank then: (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.14) such Lender (or Transferee) or the Agent, the Floor Plan Agent or the Swing Line Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document which are not excluded under Section 5.14(a) (hereinafter referred to as "OTHER TAXES").

                  (c) The Borrowers will indemnify each Lender (or Transferee), the Swing Line Bank, the Agent and/or the Floor Plan Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.14) paid by such Lender (or Transferee), the Swing Line Bank, the Agent and/or the Floor Plan Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within thirty
(30) days after the date any such Person indemnified hereunder makes written demand therefor, such demand to contain a certificate setting forth the calculations (including all assumptions and the basis therefor) to establish the amount for which indemnity is claimed. If a Lender (or Transferee), the Agent, the Swing Line Bank, and/or the Floor Plan Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the Company of the availability of such refund and shall, within thirty (30) days after receipt of a request by the Borrowers, apply for such refund at the Company's expense. If any Lender (or Transferee), the Swing Line Bank, the Agent and/or the Floor Plan Agent receives a refund in respect of any Taxes or Other Taxes for which such Person has received payment from any of the Borrowers, it shall promptly notify the Company of such refund and shall, within thirty (30) days after receipt of a request by any of the Borrowers (or promptly upon receipt, if any of the Borrowers has requested application for such refund pursuant hereto), repay such refund to the Company, net of all out-of-pocket expenses of such Person and without interest; provided that the Borrowers, upon the request of such Person, agree to return such refund (plus penalties, interest or other charges) to such Person in the event such Person is required to repay such refund.

                  (d) Within thirty (30) days after the date of any payment of Taxes or Other Taxes withheld by the Borrowers in respect of any payment to any Lender (or Transferee) the Swing Line Bank, the Agent, and/or the Floor Plan Agent, the Borrowers will furnish to such Person, at its address referred to in
Section 13.1, the original or a certified copy of a receipt evidencing payment thereof to the extent available.

                  (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 5.14 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (f) The Agent, the Floor Plan Agent, each Lender, the Swing Line Bank and each Transferee each represents that is either (i) a corporation organized under the laws of the United States of America or any state thereof or
(ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (y) under an applicable provision of a tax convention to which the United States of America is a party or (z) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender (or Transferee) which is organized outside the United States shall, on the date it becomes a signatory hereto, deliver to the Company such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form W-8 BEN or Form W-8 ECI and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender (or Transferee) establishing such payments to it are (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. Unless the Company and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers, the Agent, the Swing Line Bank and/or the Floor Plan Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender (or Transferee) or assignee organized under the laws of a jurisdiction outside the United States.

                  (g) The Borrowers shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of United States withholding tax pursuant to Section 5.14(a) or Section 5.14(c) if the obligation to pay such additional amounts would not have arisen but for the failure of the representation in Section 5.14(f) to be true or a failure by such Lender (or Transferee) to comply with the provisions of Section 5.14(f) above unless such failure results from (i) a change in applicable law, regulation or official interpretation thereof or (ii) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the Closing Date (and, in the case of a Transferee, after the date of assignment or transfer).

                  (h) Any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section 5.14 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender (or Transferee).

                  (i) If any Lender (or Transferee) requests compensation pursuant to this Section 5.14, the Company may give notice to such Lender (with a copy to the Agent) that they wish to seek one or more Eligible Assignees (which may be one or more of the Lenders) to assume the Commitments of such Lender and to purchase its outstanding Loans and Note. Each Lender (or Transferee) requesting compensation pursuant to this Section 5.14 hereto agrees to sell all of its Commitments, its Loans and its

Note pursuant to Section 13.3 to any such Eligible Assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Note plus all Commitment Fees and other fees and amounts due such Lender (or Transferee) hereunder calculated, in each case, to the date such Commitment, Loans and Note are purchased, whereupon such Lender (or Transferee) shall thereafter have no other Commitments or other obligation to the Floor Plan Borrowers hereunder or under any Note.

         Section 5.15 Applicable Interest Rate.

                  (a) The Company shall have the right with respect to Acquisition Loan Borrowings, on behalf of any Borrower, at any time upon prior irrevocable notice to the Agent (x) not later than 10:00 a.m., Houston, Texas time, on the date of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (y) not later than 11:00 a.m., Houston, Texas time, three Business Days prior to conversion or continuation, to convert all or any portion of any ABR Borrowing into a Eurodollar Borrowing or to continue all or any portion of any Eurodollar Borrowing of any Borrower as a Eurodollar Borrowing for an additional Interest Period, and (z) not later than 11:00 a.m., Houston, Texas time, three Business Days prior to conversion, to convert all or any portion of the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period subject in each case to the following:

                           (i) each conversion or continuation shall be made
                  among the Lenders, in accordance with each Lender's Pro Rata Share of Acquisition Loan Commitments;

                           (ii) if less than all the outstanding principal
                  amount of any such Acquisition Loan Borrowing shall be converted or continued, the aggregate principal amount of such Acquisition Loan Borrowing converted or continued shall be an integral multiple of One Million Dollars ($1,000,000) and not less than One Million Dollars ($1,000,000);

                           (iii) if any Eurodollar Borrowing is converted at a
                  time other than the end of the Interest Period applicable thereto, the Company shall pay any amounts due to the Lenders under Section 5.10;

                           (iv) any portion of a Borrowing maturing or required
                  to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

                           (v) any portion of a Eurodollar Borrowing which
                  cannot be converted into or continued as a Eurodollar Borrowing by reason of clause (iv) above shall be automatically converted at the end of the Interest Period in effect for such Acquisition Loan Borrowing into an ABR Borrowing; and

                           (vi) accrued interest on an Acquisition Loan (or
                  portion thereof) being converted or continued shall be paid by the Company at the time of conversion or continuation.

         Each notice pursuant to this Section 5.15(a) shall be irrevocable and specify (w) the identity and amount of the Acquisition Loan Borrowing that the Company requests to be converted or continued, (x) whether such Acquisition Loan Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (y) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (z) if such Acquisition Loan Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Company shall be deemed to have selected an Interest Period of one (1) month's duration. The Agent shall promptly advise the other Lenders of any notice given pursuant to this Section 5.15(a) and of each Lender's portion of any converted or continued Borrowing. If the Company shall not have given written notice in accordance with this Section 5.15(a) to continue any Eurodollar Borrowing into a subsequent Interest Period (and shall not otherwise have given written notice in accordance with this Section 5.15(a) to convert such Acquisition Loan Borrowing), such Acquisition Loan Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into as an ABR Borrowing.

                  (b) The Company shall have the right with respect to Floor Plan Loan Borrowings, on behalf of any Floor Plan Borrower, at any time upon prior irrevocable notice to the Agent (x) not later than 10:00 a.m., Houston, Texas time, on the date of conversion, to convert any Eurodollar Borrowing into a Comerica Prime Rate Borrowing, (y) not later than 11:00 a.m., Houston, Texas time, three Business Days prior to conversion or continuation, to convert all or any portion of any Comerica Prime Rate Borrowing into a Eurodollar Borrowing or to continue all or any portion of any Eurodollar Borrowing of any Floor Plan Borrower as a Eurodollar Borrowing for an additional Interest Period, and (z) not later than 11:00 a.m., Houston, Texas time, three Business Days prior to conversion, to convert all or any portion of the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period subject in each case to the following:

                           (i) each conversion or continuation shall be made pro
                  rata among the Lenders, in accordance with each Lender's Pro Rata Share of Floor Plan Loan Commitments;

                           (ii) if less than all the outstanding principal
                  amount of any such Floor Plan Loan Borrowing shall be converted or continued, the aggregate principal amount of such Floor Plan Loan Borrowing converted or continued shall be an integral multiple of One Million Dollars ($1,000,000) and not less than One Million Dollars ($1,000,000);

                           (iii) if any Eurodollar Borrowing is converted at a
                  time other than the end of the Interest Period applicable thereto, the Company shall pay any amounts due to the Lenders under Section 5.10;

                           (iv) any portion of a Borrowing maturing or required
                  to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

                           (v) any portion of a Eurodollar Borrowing which
                  cannot be converted into or continued as a Eurodollar Borrowing by reason of clause (iv) above shall be automatically converted at the end of the Interest Period in effect for such Floor Plan Loan Borrowing into a Comerica Prime Rate Borrowing; and

                           (vi) accrued interest on an Floor Plan Loan (or
                  portion thereof) being converted or continued shall be paid by the Company at the time of conversion or continuation.

         Each notice pursuant to this Section 5.15(b) shall be irrevocable and specify (w) the identity and amount of the Floor Plan Loan Borrowing that the Company requests to be converted or continued, (x) whether such Floor Plan Loan Borrowing is to be converted to or continued as a Eurodollar

Borrowing or a Comerica Prime Rate Borrowing, (y) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (z) if such Floor Plan Loan Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Company shall be deemed to have selected an Interest Period of one (1) month's duration. The Agent shall promptly advise the other Lenders of any notice given pursuant to this Section 5.15(b) and of each Lender's portion of any converted or continued Borrowing. If the Company shall not have given written notice in accordance with this Section 5.15(b) to continue any Eurodollar Borrowing into a subsequent Interest Period (and shall not otherwise have given written notice in accordance with this Section 5.15(b) to convert such Floor Plan Loan Borrowing), such Floor Plan Loan Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into a Comerica Prime Rate Borrowing.

         Section 5.16 Extension of Maturity Date.

                  (a) If no Default or Event of Default has occurred and is then continuing, the Company may, by written notice to Agent (with sufficient copies for each Lender) (which notice shall be irrevocable and which shall not be effective unless actually received by Agent) prior to April 1, but not before March 1, of each fiscal year, request that the Lenders extend the then applicable Maturity Date to a date that is one year later than the Maturity Date then in effect. Each Lender shall, not later than April 30th of such fiscal year, give written notice to the Agent stating whether such Lender is willing to extend the Maturity Date as requested. If Agent has received the written approvals of such request from each of the Lenders, then, effective upon the date of the Agent's receipt of all such written approvals from the Lenders, the Maturity Date shall be so extended for an additional one year period, the term "Maturity Date" shall mean such extended date and the Agent shall promptly notify the Company and the Lenders that such extension has occurred.

                  (b) If (i) any Lender gives the Agent written notice that it is unwilling to extend the Maturity Date as requested or (ii) any Lender fails to provide written approval to Agent of such a request on or before April 30 of such fiscal year, then, (w) subject to Section 5.17(a)(iv) the Lenders shall be deemed to have declined to extend the Maturity Date, (x) the then-current Maturity Date shall remain in effect (with no further right on the part of the Company to request extensions thereof under this Section 5.16).

         Section 5.17 Replacement Lenders.

                  (a) If any Lender (i) makes a demand for compensation pursuant to Section 5.8(a), Section 5.8(b) or Section 5.8(c), (ii) notifies the Agent of the unlawfulness of such Lender making or maintaining Eurodollar Loans as provided in Section 5.9, (iii) requests the Borrowers to make payments for Taxes or Other Taxes pursuant to Section 5.14, or (iv) gives the Agent notice as provided in Section 5.16(b) that it is unwilling to extend the Maturity Date or fails to provide approval of such extension, then in any such event the Company may, unless such Lender has notified the Company that the circumstances giving rise to such event no longer apply, terminate, in whole but not in part, the Commitments of such Lender (other than the Agent) (the "TERMINATED LENDER") at any time upon five Business Days' prior written notice to the Terminated Lender and the Agent (such notice referred to herein as a "NOTICE OF TERMINATION").

                  (b) In order to effect the termination of the Commitments of a Terminated Lender, the Company shall (i) obtain an agreement with one or more Lenders to increase their Commitments or

(ii) request any one or more other Persons to become a "Lender" in place and instead of such Terminated Lender and agree to accept its Commitments; provided, however, that such one or more other such Persons are Eligible Assignees reasonably acceptable to the Agent (such acceptance not to be unreasonably withheld or delayed) and become parties by executing an Assignment and Acceptance and (the Lenders or other Persons that agree to accept in whole or in part the Commitments being referred to herein as the "REPLACEMENT LENDERS"), such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and (ii) above equal the Commitments of the Terminated Lenders.

                  (c) The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "TERMINATION DATE"), the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitments, and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitments to be assigned to each Replacement Lender.

                  (d) On the Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment and Acceptance assign its Commitments to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitments to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders its Loans (if any) so assigned then outstanding (pro rata as aforesaid),
(ii) the Terminated Lender shall endorse its applicable Note(s), payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders (pro rata as aforesaid), (iii) the Replacement Lender or Replacement Lenders shall purchase the Note(s) held by the Terminated Lender (pro rata as aforesaid) at a price equal to the unpaid principal amount thereof plus interest and fees accrued and unpaid to the Termination Date, (iv) the Company and each of its Subsidiaries shall, upon request, execute and deliver, at its own expense, new Notes to the Replacement Lenders in accordance with their respective interests, (v) the Company shall, upon request, pay any compensation due to the Terminated Lender hereunder and (vi) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender to the extent of such assignment from and after such date with the like effect as if becoming a Lender pursuant to the terms of Section 13.3. To the extent not in conflict, the terms of Section 13.3 shall supplement the provisions of this Section 5.17.

         Section 5.18 Increase of Commitments. (a) At any time after the date hereof, provided that no Event of Default shall have occurred and be continuing, the Company may request an increase of the aggregate Commitments by notice to the Agent in writing of the amount of such proposed increase (such notice, a "COMMITMENT INCREASE NOTICE") in an amount not less than $25,000,000 nor more than $200,000,00 in the aggregate. Such increase shall be in the same ratio between Floor Plan Loan Commitments and Acquisition Loan Commitments as exists at the time of such increase. Any such Commitment Increase Notice shall be in a form reasonably satisfactory to Agent, and must offer each Lender the opportunity to subscribe for its pro rata share of each increased Commitment. If any portion of the increased Commitments is not subscribed for by the Lenders within fifteen (15) Business Days after the delivery of the Commitment Increase Notice, the Company may, in its sole discretion, but with the consent of the Agent as to any Person that is not at such time a Lender, offer to any existing Lender or to one or more additional banks or financial institutions the opportunity to participate in all or a portion of such unsubscribed portion of the increased Commitments pursuant to Section 5.18(b) or Section 5.18(c), as applicable.

                  (b) Any additional bank or financial institution that the Company selects to offer participation in the increased Commitments, and that elects to become a party to this Agreement with the Company and the Agent (a "NEW LENDER"), shall become a Lender for all purposes and to the same extent as if originally a party hereof and shall be bound by and entitled to the benefits of this Agreement. The Commitment of any such New Lender shall be in an amount not less than $10,000,000.

                  (c) Any New Lender that accepts an offer by the Company to increase its Commitment pursuant to this Section 5.18 shall, in each case, execute an agreement whereby it agrees to be bound by, and accept the benefits of, this Agreement and the other Loan Documents (a "COMMITMENT INCREASE AGREEMENT") substantially in the form of Exhibit 5.18(c), with the Company and the Agent. Upon delivery to the Agent of one or more Commitment Increase Agreements, the Agent shall enter such New Lender and its Commitment in the Register and distribute a new Schedule 1.1(a) reflecting the Commitment of such New Lender and the Total Commitments, as increased.

                  (d) The effectiveness of any Commitment Increase Agreement shall be contingent upon receipt by the Agent of such corporate resolutions of the Company and legal opinions of counsel to the Company as the Agent shall reasonably request with respect thereto, in each case in form and substance reasonably satisfactory to the Agent.

                  (e) If any bank or financial institution becomes a New Lender pursuant to Section 5.18(b) or any Lender's Commitment is increased pursuant to
Section 5.18(c), additional Loans made on or after the effectiveness thereof (the "RE-ALLOCATION DATE") shall be made pro rata based on their respective Floor Plan Loan Commitments in effect on or after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result, and accept the benefits of, in any Lender making an aggregate principal amount of Loans in excess of its Commitment, in which case such excess amount will be allocated to, and made by, such New Lender and/or Lenders with such increased Commitments to the extent of, and pro rata based on, their respective Commitments), and continuations of Eurodollar Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Eurodollar Loans on the last day of the Interest Period applicable thereto and the making of new Eurodollar Loans pro rata based on the respective Commitments in effect on and after such Re-Allocation Date. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Company elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Loans will be paid thereon to the respective Lenders holding such Eurodollar Loans pro rata based on the respective principal amounts thereof outstanding.

                  (f) Notwithstanding anything to the contrary in this Section 5.18, (i) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion and (ii) after giving effect to any increase in the Commitments pursuant to this Section 5.18, the aggregate amount of the Commitments shall not exceed $1,000,000,000.

                  (g) The Company shall execute and deliver a Note or Notes to each New Lender in the amount of its Commitments.

                                  ARTICLE VI.
                                LETTERS OF CREDIT

         Section 6.1 General.

                  (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees from time to time on any Business Day during the period from the Closing Date to the last Business Day thirty (30) days prior to the Maturity Date (the "LETTER OF CREDIT TERMINATION DATE") to issue Letters of Credit for the account of any Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with Section 6.2; and (ii) the Acquisition Loan Lenders severally agree to participate in Letters of Credit Issued for the account of the Borrowers; provided, that the Issuing Bank shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if, as of the date of request of such Letter of Credit, after giving effect to the maximum amount payable under such Letter of Credit, (y) the aggregate principal amount of all Letter of Credit Obligations outstanding shall at any time exceed the Letter of Credit Commitment or (z) the aggregate principal amount of Acquisition Loans outstanding plus the Letter of Credit Obligations outstanding as of such day shall exceed the Acquisition Loan Commitments of all the Lenders. Within the foregoing limits, and subject to the other terms and conditions hereof, the ability of the Borrowers to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit Issuing Bank, or request that the Issuing Bank refrain, from the Issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it; (ii) the Issuing Bank has received written notice from any Lender, the Agent or any Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article VIII is not then satisfied; (iii) the expiration date of any requested Letter of Credit is more than one (1) year from the date of Issuance thereof or after the Maturity Date; (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank, or the Issuance of a Letter of Credit is for an amount less than One Hundred Thousand Dollars ($100,000) or to be denominated in a currency other than U.S. Dollars.

         Section 6.2 Issuance, Amendment and Renewal of Letters of Credit.

                  (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least three (3) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail satisfactory to the Issuing Bank such matters as the Issuing Bank may require. Each Letter of Credit (i) will be for the account of such Borrower, (ii) will be a (A) nontransferable standby letter of credit to support certain performance obligations of such Borrower or (B) non-transferable standby letter of credit to support certain payment obligations of such Borrower that are not prohibited by this Agreement, (iii) will be for purposes reasonably satisfactory to the Issuing Bank and (iv) will contain such terms and provisions as may be customarily required by the Issuing Bank.

                  (b) Prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the Letter of Credit Application or Letter of Credit Amendment Application from any Borrower and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice prior to its Issuance of a requested Letter of Credit from the Agent (i) directing the Issuing Bank not to Issue such Letter of Credit because such Issuance is not then permitted under this Section 6.2, or (ii) that one or more conditions specified in Article VIII are not then satisfied or waived; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of such Borrower in accordance with the Issuing Bank's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Letter of Credit Termination Date, the Issuing Bank will, upon the written request of any Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Agent) at least three (3) days (or such shorter time as the Issuing Bank may agree in particular instance in its sole discretion) prior to the proposed date of amendment or extension, amend any Letter of Credit Issued by it or extend the expiry date. Each such request for amendment or extension of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in such form as the Issuing Bank shall require. The Issuing Bank shall be under no obligation to amend or extend the expiry date any Letter of Credit if: (i) the Issuing Bank would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (ii) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

                  (d) Upon receipt of notice from the Issuing Bank, the Agent will promptly notify the Lenders of the Issuance of a Letter of Credit and any amendment or extension thereto.

                  (e) If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, the Issuing Bank shall be permitted to allow such Letter of Credit to renew, and the Borrowers and the Lenders hereby authorize such renewal. The Issuing Bank shall not be obligated to allow such Letter of Credit to renew if the Issuing Bank would have no obligation at such time to Issue or amend such Letter of Credit under the terms of this Agreement.

                  (f) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiration date of any Letter of Credit to be a date not later than the Maturity Date.

                  (g) This Agreement shall control in the event of any conflict with any Letter of Credit-Related Document.

                  (h) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment or extension to a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit, amendment, or extension to a Letter of Credit.

         Section 6.3 Risk Participations, Drawings and Reimbursements.

                  (a) Immediately upon the Issuance of each Letter of Credit, the Acquisition Loan Lenders hereby irrevocably and unconditionally agree to, and hereby, purchase from the Issuing Bank participation interests in such Letters of Credit and each drawing thereunder, ratably in amounts equal to the product of (i) each such Lender's Pro Rata Share of Acquisition Loan Commitments, and (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing respectively. Each Issuance of a Letter of Credit shall be deemed to utilize the Acquisition Loan Commitment of each Acquisition Loan Lender by an amount equal to the amount of such participation.

                  (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. In the case of Letters of Credit under which drawings are payable one or more Business Days after the drawing is made, the Issuing Bank will give such notice to the Company at least one Business Day prior to the Honor Date. The Company shall reimburse the Issuing Bank prior to 11:00 a.m., Houston, Texas time, on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "HONOR DATE") in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 a.m., Houston, Texas time, on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested an Alternate Base Rate Loan that is an Acquisition Loan be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Acquisition Loan Commitment. Any notice given by the Issuing Bank or the Agent pursuant to this Section 6.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (c) The Acquisition Loan Lenders shall, subject to the conditions set forth in Article VII, in accordance with their respective Pro Rata Share of Acquisition Loan Commitments upon any notice pursuant to Section 6.3(b) make available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to the amount of the drawing, whereupon the Lenders shall each be deemed to have made an Acquisition Loan consisting of an Alternate Base Rate Loan to the applicable Borrower in that amount. If any Acquisition Loan Lender so notified fails to make available to the Agent for the account of the Issuing Bank said amount by no later than 12:00 noon, Houston, Texas time, on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at the rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice to each Lender of the occurrence of any Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 6.3.

                  (d) With respect to any unreimbursed drawing that is not converted into an Alternate Base Rate Loan in whole or in part, because of failure of the Company to satisfy the conditions set forth in Article VIII or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank a Letter of Credit Borrowing in the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Alternate Base Rate plus two percent (2%) per annum, and each Lender's payment to the Issuing Bank pursuant to Section 6.3(b) shall constitute payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this Section 6.3.

                  (e) Each Acquisition Loan Lender's obligation in accordance with this Agreement to make Acquisition Loans or Letter of Credit Advances, as contemplated by this Section 6.3, as a result of a drawing under the Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect, or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         Section 6.4 Repayment of Participation.

                  (a) When the Agent receives (and only if the Agent receives), for the account of the Issuing Bank, immediately available funds from the Borrowers (i) in respect of which any Acquisition Loan Lender has paid the Agent for the account of the Issuing Bank for such Lender's participation in the Letter of Credit Advance pursuant to Section 6.3 or (ii) in payment of interest thereon, the Agent will pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such funds attributable to each such Lender and the Issuing Bank shall receive and retain the amount of such funds attributable to any Lender that did not so pay the Agent for the account of the Issuing Bank.

                  (b) If the Agent or the Issuing Bank is required at any time to return to the Borrowers or to a trustee, receiver, liquidator, custodian, or any official in an Insolvency Proceeding, any portion of the payments made by the Borrowers to the Agent for the account of the Issuing Bank pursuant to
Section 6.4(a) in reimbursement of a payment made under the Letter of Credit Advance or interest thereon, each of the Acquisition Loan Lenders shall, on demand of the Agent, in accordance with each Lender's Pro Rata Share of Acquisition Loan Commitments, forthwith return to the Agent or the Issuing Bank the amount so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         Section 6.5 Role of the Issuing Bank.

                  (a) Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and other documents, if any, expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) Neither the Issuing Bank nor any of its correspondents, participants or assignees shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit-Related Document.

                  (c) The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude any Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement or assume risks or losses arising out of the gross negligence, bad faith or willful misconduct of the Issuing Bank. Neither the Issuing

Bank, nor any correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 6.6; provided, however, that any Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary damages suffered or incurred by such Borrower(s) which are caused by the Issuing Bank's willful misconduct or gross negligence
(i) in failing to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft, certificate(s) and any other documents, if any, strictly complying with the terms and conditions of such Letter of Credit,
(ii) in its paying under a Letter of Credit against presentation of a sight draft, certificate(s) or other documents not complying with the terms of such Letter of Credit or (iii) its failure to comply with the obligations imposed upon it, as an issuing bank, under applicable state law; provided, however, that
(y) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and (z) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, provided that any such instrument appears on its face to be in order.

         Section 6.6 Obligations Absolute. The Obligations of the Borrowers under this Agreement and any Letter of Credit-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into an Acquisition Loan, shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit-Related Document under all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement or any Letter of Credit-Related Document; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any Letter of Credit; (iii) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any such transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit-Related Documents or any unrelated transaction other than the defense of payment or claims arising out of the gross negligence, bad faith or willful misconduct of the Floor Plan Agent or the Swing Line Bank; (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;
(v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit or any payment made by the Issuing Bank under any Letter of Credit to any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of a successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding; (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Obligations of any Borrower in respect of any Letter of Credit; or
(vii) any other circumstance that might otherwise constitute a defense available to, or discharge of, any Borrower.

         Section 6.7 Letter of Credit Fees.

                  (a) Letter of Credit Fees. The Company shall pay to the Agent for the account of each of the Acquisition Loan Lenders a letter of credit fee (the "LETTER OF CREDIT FEES") with respect to outstanding Letters of Credit equal to the greater of: (i) $500, or (ii) (A) one and one quarter percent

(1.25%) per annum multiplied by the average daily maximum amount available to be drawn on such outstanding Letters of Credit up to an aggregate face amount of $5,000,000, and (B) the Applicable Margin for Eurodollar Loans that are Acquisition Loans for the daily average amount face amount available in excess of $5,000,000.

                  (b) Fronting Fees. The Company shall pay to the Issuing Bank for its own account a letter of credit fronting fee (the "FRONTING FEES") for each Letter of Credit Issued by the Issuing Bank equal to one hundred twenty-five-one-thousandths percent (0.125%) per annum multiplied by the average daily maximum amount available to be drawn on such outstanding Letters of Credit.

                  (c) Calculation of Fees. The Letter of Credit Fees and the Fronting Fees each shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent (computed on the basis of the actual number of days elapsed over a year of 360 days). Such fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Maturity Date, with the final payment to be made on the Maturity Date.

                  (d) Other. The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges of the Issuing Bank relating to Letters of Credit as from time to time in effect.

         Section 6.8 Cash Collateralization.

                  (a) If any Event of Default shall occur and be continuing, or the Acquisition Loan Commitment is terminated or reduced to an amount insufficient to fund the outstanding Letter of Credit Obligations, the Company agrees that it shall on the Business Day it receives notice from the Agent, acting upon instructions of the Required Lenders, it will immediately repay in full all Swing Line Overdraft Loans and deposit in an account (the "CASH COLLATERAL ACCOUNT") held by the Agent, for the benefits of the Acquisition Loan Lenders, an amount of cash equal to the Letter of Credit Obligations as of such date. Such deposit shall be held by the Agent as Collateral for the payment and performance of the Obligations. The Agent shall have exclusive dominion and control, including exclusive right of withdrawal, over such account. Cash Collateral shall be held in a blocked, interest-bearing account held by the Agent upon such terms and in such type of account as customary at the depository institution. The Company shall pay any fees charged by the Agent which fees are of the type customarily charged by such institution with respect to such accounts. Moneys in such account shall (i) be applied by the Agent to the payment of Letter of Credit Borrowings and interest thereon, (ii) be held for the satisfaction of the reimbursement Obligations of the Borrowers in respect of Letters of Credit, and (iii) in the event the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy the Obligations. If the Company shall provide Cash Collateral under this Section 6.8(a) or shall prepay any Letter of Credit and thereafter either (i) drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, or (ii) such Event of Default shall have been waived or cured, then the Agent, the Floor Plan Agent, the Swing Line Bank and the Lenders agree that the Agent is hereby authorized, without further action by any other Person, to release the Lien in such cash and will direct the Agent to remit to the Company amounts for which the contingent obligations evidenced by such Letters of Credit have ceased.

                  (b) As security for the payment of all Obligations, each Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Agent, and creates in the Agent's favor a Lien on, and security interest in, all money, instruments and securities at any time held in or acquired in connection with the Cash Collateral Account, together with all proceeds thereof. At any time and from time to time, upon the Agent's request, each Borrower promptly shall execute and deliver any and all such further instruments and documents as may be reasonably necessary, appropriate or desirable in the Agent's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this Section 6.8(b) and of the rights and powers herein granted.

                                  ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES

         The Company, as to itself and as to all of the other Borrowers and each of the Borrowers other than the Company, as to itself and its Subsidiaries only, represent and warrant to the Agent, the Floor Plan Agent, the Swing Line Bank and the Lenders as follows:

         Section 7.1 Organization; Corporate Powers. The Company and each of its Subsidiaries is duly organized only under the laws of the state of its incorporation and each is validly existing and in good standing under the laws of the state of its respective incorporation or organization, has the requisite power and authority, governmental licenses, consents and approvals to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required and is in compliance with all Requirements of Law except where the failure to so qualify or comply could not reasonably be expected to have a Material Adverse Effect. Each Borrower and each of their Subsidiaries has the corporate power to execute, deliver and perform its Obligations under this Agreement and the other Loan Documents to which it is a party, to borrow hereunder and to execute and deliver the Notes and the Swing Ling Note.

         Section 7.2 Authorization. The execution, delivery and performance of this Agreement and the Loan Documents, the Borrowings hereunder, and the execution and delivery of the Notes and the Swing Line Note by the Borrowers, the issuance of Letters of Credit and Drafting Agreements hereunder and the use of the proceeds of the Borrowings (a) have been duly authorized by all requisite corporate and, if required, stockholder action on the part of the Company and each Subsidiary and (b) will not (i) violate (A) any provision of law, statute, rule or regulation or the certificate of incorporation or the bylaws of the Company or any Subsidiary, (B) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Company or any Subsidiary or (C) any provisions of any indenture, agreement or other instrument to which the Company or any of its Subsidiaries is a party, or by which the Company or any Subsidiary or any of their respective properties or assets are or may be bound which violation could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in (b)(i)(C) above which violation could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien whatsoever upon any property or assets of the Company or any of its Subsidiaries other than under the Loan Documents.

         Section 7.3 Governmental Approval. No registration with, or consent or approval of, or other action by, any federal, state or other Governmental Authority is or will be required in connection with the execution, delivery and performance of this Agreement, any other Loan Document, the execution and delivery of the Notes and the Swing Line Note or repayment of the Borrowings hereunder.

         Section 7.4 Enforceability. This Agreement and each of the Loan Documents have been duly executed and delivered by each of the Borrowers and each of their Subsidiaries which is a party thereto and constitute legal, valid and binding obligations of the Borrowers and such Subsidiaries; and the Notes and the Swing Line Note, when duly executed and delivered by each applicable Borrower, will constitute legal, valid and binding Obligations of such Borrower(s), in each case enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and general principles of equity).

         Section 7.5 Financial Statements.

                  (a) The audited consolidated financial statements of the Company and each of its Subsidiaries, as of December 31, 2002, copies of which have been furnished to the Lenders, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year, and present fairly in all material respects the financial condition of the Company and each of its Subsidiaries, as at such date and the consolidated results of the operations of the Company and each of its Subsidiaries for the period then ended.

                  (b) The Form 10-K of the Company for the fiscal year ended December 31, 2002, copies of which have been furnished to the Lenders, have been prepared in accordance with all applicable rules, regulations and guidelines of the Securities and Exchange Commission and present fairly in all material respects the financial condition of the Company and each of its Subsidiaries, as at such dates and the results of their operations for the periods then ended, subject to year-end audit adjustments.

         Section 7.6 No Material Adverse Change. There has been no material adverse change in the businesses, assets, operations, prospects or condition, financial or otherwise, as determined on a consolidated basis, of the Company or any of its Subsidiaries, since December 31, 2002.

         Section 7.7 Title to Properties; Security Documents.

                  (a) Each Borrower and each of their respective Subsidiaries has good and marketable title to, or valid leasehold interests in, all its properties and assets, except for (i) such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, (ii) Liens permitted by Section 7.16, Section 10.2, and Section 10.18, and (iii) minor defects in title that do not interfere with the ability of such Borrower or such Subsidiary to conduct its business as now conducted.

                  (b) The Security Documents contain descriptions of the Collateral sufficient to grant to the Agent for the benefit of Lenders, perfected Liens therein pursuant to applicable law and the terms, provisions and conditions of this Agreement.

         Section 7.8 Litigation; Compliance with Laws; Etc.

                  (a) There are no actions, suits or proceedings, except as specified in Schedule 7.8(a), at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any of the Borrowers or any of their respective Subsidiaries, threatened against or affecting any of the Borrowers or any of their respective Subsidiaries or the business, assets or rights of any of the Borrowers or any of their respective Subsidiaries as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably to be expected to have a Material Adverse Effect.

                  (b) None of the Borrowers and none of their respective Subsidiaries is (i) in violation of any law, the breach or consequence of which could reasonably be expected to have a Material Adverse Effect and to the best knowledge of the Company and its Subsidiaries after due investigation, the Company and each of its Subsidiaries are in material compliance with all statutes and governmental rules and regulations applicable to them, or (ii) in default under any material order, writ, injunction, award or decree of any Governmental Authority binding upon it or its assets or any material indenture, mortgage, contract, agreement or other undertaking or instrument to which it is a party or by which any of its properties may be bound, which default could reasonably be expected to have a Material Adverse Effect. Nothing has occurred which would materially and adversely affect the ability of any Borrower to carry on its business as now conducted or perform its obligations under any such order, writ, injunction, award or decree or any such material indenture, mortgage, contract, agreement or other undertaking or instrument.

         Section 7.9 Agreements; No Default.

                  (a) None of the Borrowers and none of their respective Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction reasonably to be expected to have a Material Adverse Effect.

                  (b) No Event of Default has occurred and is continuing.

         Section 7.10 Federal Reserve Regulations.

                  (a) Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulations T, U or X; provided, however, the Company may acquire Margin Stock if, upon the acquisition of such Margin Stock, twenty-five percent (25%) or less of the Company's total assets subject to the restrictions set forth in Section 10.1 would then be composed of Margin Stock, and the Company shall furnish to the Agent upon its request, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

         Section 7.11 Taxes. The Company and each of its Subsidiaries has filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its taxes which are due and payable, except such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been maintained. Neither the Company nor any of its Subsidiaries is aware of any proposed assessment against it for additional taxes (or any basis for any such assessment) which might be material to the Company or such Subsidiary.

         Section 7.12 Pension and Welfare Plans. Each Plan complies in all respects with all applicable statutes and governmental rules and regulations except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, and: (a) no Reportable Event has occurred and is continuing with respect to any Plan, (b) since December 31, 2002, neither the Company nor any ERISA Affiliate has withdrawn from any Plan or instituted steps to do so, except as listed on Schedule 7.12 and (c) since December 31, 2002, no steps have been instituted to terminate any Plan, except as listed on Schedule
7.12. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by the Company or any ERISA Affiliate of any liability, fine or penalty which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any ERISA Affiliate is a member of, or contributes to, any multiple employer Plan as described in
Section 4064 of ERISA. None of the Borrowers has any contingent liability with respect to any post-retirement "welfare benefit plans," as such term is defined in ERISA which could reasonably be expected to have a Material Adverse Effect.

         Section 7.13 No Material Misstatements. Neither this Agreement, the other Loan Documents, the Confidential Information Memorandum nor any other document delivered by or on behalf of the Company or any Subsidiary in connection with any Loan Document or included therein contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 7.14 Investment Company Act; Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" or company "controlled" by an investment company as defined in, or subject to regulation under, the Investment Company Act of 1940. Neither the Company nor any of its Subsidiaries is a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         Section 7.15 Maintenance of Insurance. The Company and each of its Subsidiaries agree to maintain insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated.

         Section 7.16 Existing Liens. None of the assets of the Company or any Subsidiary is subject to any Lien, except:

                  (a) Liens for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

                  (b) carriers', warehousemen's, mechanics', materialmen's, landlord's and other like statutory or contractual Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than ninety (90) days or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (d) deposits to secure the performance of bids, trade contracts, statutory obligations, and other obligations of a like nature incurred in the ordinary course of business, and Liens securing reimbursement obligations created by open letters of credit for the purchase of inventory;

                  (e) Liens granted by a Subsidiary of the Company to secure such Subsidiary's Indebtedness to the Company or to any other Subsidiary of the Company;

                  (f) Liens, if any, disclosed in the financial statements referred to in Section 7.5; and

                  (g) Liens listed on Schedule 7.16(g) and Liens permitted by
Section 10.2.

         Section 7.17 Environmental Matters. Each Borrower has complied in all respects with all applicable federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice of any failure so to comply which alone or together with any other such failure could reasonably be expected to have a Material Adverse Effect. Neither the Company, any of its Subsidiaries nor any of its facilities manages any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act or the Clean Water Act, in violation of any regulations promulgated pursuant thereto or in any other applicable law where such violation could reasonably be expected to have, individually or together with other violations, a Material Adverse Effect.

         Section 7.18 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries, and no Subsidiary has a Subsidiary other than those specifically disclosed in part (a) of Schedule 7.18, and neither the Company nor any Subsidiary has any equity investments in any other Person other than those specifically disclosed in part (b) of Schedule 7.18. The state of incorporation or formation, the address, principal place of business and a list of other business locations for each Subsidiary is specified in part (a) of Schedule
7.18. The Company and/or each of its Subsidiaries is the owner, directly or indirectly, free and clear of all Liens (except for Liens in favor of the Agent and the Lenders and transfer restrictions contained in the Dealer Franchise Agreements), of all of the issued and outstanding voting stock of each Subsidiary disclosed on Schedule 7.18 (except where ownership of less than one hundred percent (100%) is indicated on Schedule 7.18). All shares of such stock have been validly issued and are fully paid and nonassessable, and no rights to subscribe to additional shares have been granted or exist.

         Section 7.19 Engaged in Motor Vehicle Sales. The Floor Plan Borrowers are engaged in the business of selling Motor Vehicles. All such Motor Vehicles consist solely of goods held by the Borrowers for sale; no sales or other transactions involving such Motor Vehicles are and will not become subject to set-off, counterclaim, defense, allowance, or adjustment (other than warranty claims, the aggregate amount of which shall not be material). Except as set forth in Schedule 7.16(g), as of the Closing Date, there is no financing statement, or similar statement or instrument of registration under the laws of any jurisdiction, covering or purporting to cover any interest of any kind in all such Motor Vehicles or their proceeds on file or registered in any public office other than a financing statement in favor of the Agent for the benefit of the Lenders covering all such Motor Vehicles. Except as set forth in Schedule 7.16(g), as of the Closing Date, there is no other floor plan or other financing arrangement with any party other than the Agent for the benefit of the Lenders with respect to all such Motor Vehicles; and except as set forth in Schedule 7.16(g), as of the Closing Date, none of the Borrowers has made any other verbal or written contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a Lien against any such Motor Vehicle, or the proceeds thereof. All such Motor Vehicles are free from damage caused by fire or other casualty, unless covered by insurance, subject to customary deductibles. The locations (and addresses) set forth in Schedule 7.7(a) are the locations at which the Company and its Subsidiaries keep the Motor Vehicles held as inventory, except when such Motor Vehicles may be in transit between locations, in transit for 'dealer swaps' or being test driven by potential customers. The addresses set forth in Schedule 7.7(a) are each Floor Plan Borrower's place of business and the Company and each Borrower is formed or incorporated only in the state shown for it on Schedule 7.18 hereto. All of each Floor Plan Borrower's books and records with regard to all Motor Vehicles are maintained and kept at the address(es) of such Floor Plan Borrower set forth in
Schedule 7.7(a).

         Section 7.20 Dealer Franchise Agreements. As of the Closing Date, none of the Borrowers is a party to any dealer franchise agreements or any other similar agreements, including any master agreements between the Borrowers and any Manufacturer ("DEALER FRANCHISE AGREEMENTS") other than those specifically disclosed in Schedule 7.20, which schedule shows the Manufacturer and the Borrower which is a party to each such agreement, the date such agreement was entered into and the expiration date (if any) of each such agreement. Each of the Dealer Franchise Agreements is currently in full force and effect, and no Borrower has received any notice of termination with respect to any such agreements; and, except as disclosed on Schedule 7.20, no Borrower is aware of any event which with notice, lapse of time, or both would allow any Manufacturer which is a party to any of the Dealer Franchise Agreements to terminate any such agreements. There exists no actual or threatened termination, cancellation, or limitation of, or any modification or change in, the business relationship between any Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower, or with any material Manufacturer, and there exists no present condition or state of facts or circumstances which could reasonably be expected to have a Material Adverse Effect.

         Section 7.21 Use of Proceeds. The proceeds of the Loans shall be used to support the issuance of Letters of Credit, for working capital and general corporate purposes and for acquisitions and capital expenditures. Neither Agent nor any Lender shall have any responsibility as to the use of any Letter of Credit or any proceeds of the Loans. The Borrowers represent and warrant to the Lenders and the Agent that all Loans will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in the Texas Finance Code.

                                 ARTICLE VIII.
                              CONDITIONS OF LENDING

         Section 8.1 Conditions Precedent to Closing Date. The Closing Date shall occur when the following conditions precedent have been satisfied in the sole discretion of the Agent and the Agent shall have received on or before such date the following, each dated (unless otherwise indicated) the Closing Date and, with respect to all such documents referred to in Section 8.1(a), Section 8.1(b), Section 8.1(c), and Section 8.1(d) in sufficient copies for each Lender:

                  (a) from each Borrower:

                           (i) a counterpart of this Agreement (to which all of
                  the Exhibits and Schedules have been attached) executed by the Borrowers, the Agent, the Floor Plan Agent, the Swing Line Bank and the Lenders;

                           (ii) Notes of the Borrowers dated the Closing Date,
                  properly executed by the Borrowers to the order of the Lenders, respectively; and

                           (iii) the Swing Line Note, dated the Closing Date,
                  properly executed by the Floor Plan Borrowers to the order of the Swing Line Bank.

                  (b) from each Borrower a ratification of all prior liens and security interests granted in the below named documents (to the extent still relevant) in a form satisfactory to Agent (the "RATIFICATION AGREEMENT") or, if any Borrower has not previously executed same, executed originals of the following:

                           (i) the Security Agreement;

                           (ii) the Escrow and Security Agreement;

                           (iii) the GM Borrower Guaranty; and

                           (iv) any other necessary Security Documents in the
                  form satisfactory to the Agent and its counsel;

each of which, if required by this Agreement, shall be duly executed by the parties thereto.

                  (c) from each Borrower (i) a certificate of the Secretary or an Assistant Secretary of the Company and each of its Subsidiaries, certifying that (A) attached are true and complete copies of its constituent documents, (B) attached thereto is a true and complete copy of resolutions or unanimous consent duly adopted by its Board of Directors, members or partners authorizing the execution, delivery and performance of this Agreement, the Notes, the Swing Line Note and/or Loan Documents to which it is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer of each Borrower executing this Agreement, the Notes, the Swing Line Note, any of the Loan Documents or any other document delivered in connection herewith or therewith; (ii) a certificate of another officer of each Borrower, which is a party to this Agreement, the Notes, the Swing Line Note and/or any of the Loan Documents as to the incumbency and specimen signature of the Secretary or such Assistant Secretary of such Person; and (iii) such other documents as the Agent may reasonably request.

                  (d) from each Borrower a certificate of a President, Senior Vice President, an Executive Vice President or a Vice President of each Borrower certifying (i) the truth of the representations and warranties made by such Borrower in this Agreement, and (ii) the absence of the occurrence and continuance of any Default or Event of Default.

                  (e) the Agent's Letter duly executed by the Company.

                  (f) the Floor Plan Agent's Letter duly executed by the Company.

                  (g) the opinion of counsel to the Borrowers and any Subsidiary which signs any of the Loan Documents, addressed to the Agent and the Lenders and in the form of Exhibit 8.1(g) hereto.

                  (h) an Administrative Questionnaire completed by each Lender and, if required, the tax forms set forth in Section 5.14.

                  (i) an intercreditor agreement, reasonably satisfactory to the Agent, Floor Plan Agent and Required Lenders (which shall evidence their satisfaction by execution of this Agreement), setting forth the respective rights of each party in the assets of the Company and the Borrowers executed with, and received from, each provider of Permitted New Vehicle Floor Plan Indebtedness.

                  (j) evidence that the fees and disbursements required to be paid by the Company pursuant to Section 5.4 and Section 13.4 on the Closing Date have been paid.

                  (k) evidence that all UCC-1 filings and other Liens not permitted pursuant to this Agreement which are existing or reflected in searches performed by the Agent or its counsel as of the Closing Date have been released and/or terminated to the satisfaction of the Agent and its counsel.

         Section 8.2 Conditions Precedent to Initial Borrowing.

                  (a) The obligation of each Acquisition Loan Lender to make the initial Acquisition Loans, or of the Issuing Bank to issue any Letter of Credit is subject to the conditions precedent that:

                           (i) each document (including, without limitation, any
                  UCC financing statement) required by the Security Documents or under law or requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, for the benefit of Lenders, a perfected first Lien (subject to any Permitted Liens) on the Collateral owned by the Company shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Agent, as herein provided, shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; and

                           (ii) such other and further conditions shall have
                  been fulfilled as the Agent, or its counsel shall have reasonably determined.

                  (b) The obligation of each Floor Plan Lender to make the initial Floor Plan Loans or of the Swing Line Bank to make the initial Swing Line Loan, or of the Floor Plan Agent to issue any Drafting Agreement is subject to the conditions precedent that:

                           (i) each document (including, without limitation, any
                  UCC financing statement) required by the Security Documents or under law or requested by Agent or the Floor Plan Agent to be filed, registered or recorded in order to create, in favor of Agent, for the benefit of Lenders, a perfected first Lien on the Collateral owned by such Floor Plan Borrower shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Agent or Floor Plan Agent, as herein provided, shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                           (ii) the Floor Plan Agent shall have completed to
                  its' satisfaction any and all audits of Motor Vehicles owned by or in transit to each such Floor Plan Borrower; and

                           (iii) such other and further conditions shall have
                  been fulfilled as the Agent, the Floor Plan Agent or its counsel shall have reasonably determined.

         Section 8.3 Conditions Precedent to Each Borrowing. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial Acquisition Borrowing and the initial Floor Plan Borrowing) and the obligation of the Issuing Bank to issue Letters of Credit and the obligation of the Swing Line Bank to make Swing Line Loans and the obligation of the Floor Plan Bank to issue Drafting Agreements shall be subject to the further conditions precedent that on the Borrowing Date of such Borrowing or Issuance:

                  (a) The representations and warranties contained in Article VII are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date (unless expressly limited to an earlier date, in which case, it shall be true as of such date);

                  (b) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes a Material Adverse Effect, a Default or an Event of Default and which has not been waived or amended in accordance with the provisions set forth in Section 13.7;

                  (c) Each Request for Borrowing (and the acceptance of the proceeds of such Borrowing) shall constitute a certification, representation and warranty by the Company that on the date of such Borrowing the statements contained in this Section 8.3 are true;

                  (d) Following the making of such Borrowing or Issuance of any Letter of Credit and all other Borrowings to be made on the same day under this Agreement, except as may otherwise be permitted hereunder (i) if such Borrowing is a Floor Plan Loan Borrowing, the aggregate principal amount of all Floor Plan Loans outstanding plus all Swing Line Loans outstanding shall not exceed the Floor Plan Loan Commitments of all the Lenders, (ii) if such Borrowing is an Acquisition Loan Borrowing, the aggregate principal amount of all Acquisition Loans outstanding plus Letters of Credit Obligations outstanding shall not exceed the Acquisition Loan Commitments of all the Lenders, (iii) if such Borrowing is a Swing Line Loan Borrowing, the aggregate principal amount of all Swing Line Loans outstanding shall not exceed the Swing Line Commitment, (iv) if a Letter of Credit is issued, the total amount of Letter of Credit outstanding plus the aggregate principal amount of all Acquisition Loans outstanding shall not exceed the Acquisition Loan Commitments of all the Lenders, and (v) the aggregate principal amount of all Loans and Letter of Credit Obligations then outstanding shall not exceed the Total Commitments; and

                  (e) no party (other than Agent, Floor Plan Agent or a Lender) to any intercreditor agreement executed in connection with any Permitted New Vehicle Floor Plan Indebtedness has disputed or contested the contractual subordination provision thereof in whole or in part or has otherwise breached its material obligations thereunder which dispute, contest or breach involves $1,000,000 or more in collateral, and such dispute, contest or breach has not been waived, resolved or remedied within thirty (30) days after delivery of a notice from the Agent or the Floor Plan Agent to such other party and the Company.

         Section 8.4 Conditions Precedent to Conversions and Continuations. The obligation of the Lenders to convert any existing Borrowing into a Eurodollar Borrowing or to continue any existing Borrowing as a Eurodollar Borrowing is subject to the condition precedent that on the date of such conversion or continuation each of the conditions to Borrowing set forth in Section 8.3 shall have been satisfied, and no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation. The acceptance of the benefits of each such conversion and continuation shall constitute a representation and warranty by the Company to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.

                                  ARTICLE IX.
                              AFFIRMATIVE COVENANTS

         So long as this Agreement shall remain in effect or the principal of or interest on any Note, the Swing Line Note, any Commitment Fees or any other fee, expense or amount payable hereunder shall be unpaid and until the Commitments of all the Lenders shall expire or terminate, until no Letter of Credit Obligations are outstanding, and until all Drafting Agreements are terminated, the Company, as to itself and as to all of the other Borrowers and each of the Borrowers other than the Company, as to itself and its Subsidiaries only, covenant and agree with the Agent, the Floor Plan Agent, the Swing Line Bank and each Lender that:

         Section 9.1 Existence. The Company will maintain and preserve, and except as permitted by Section 10.3, will cause each Subsidiary to maintain and preserve, its respective existence and good standing under the laws of its state of jurisdiction, as a corporation or other form of business organization, as the case may be, and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of their respective businesses in the ordinary course as conducted from time to time.

         Section 9.2 Repair. The Company will maintain, preserve and keep, and will cause each of its Subsidiaries to maintain, preserve and keep, all of its properties in good repair, working order and condition (ordinary wear and tear excepted). The Company will make, and will cause each of the Subsidiaries to make, all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained; the Company will at all times do or cause to be done all things necessary to preserve, renew and keep in full force and effect, and will cause each Subsidiary to do or cause to be done all things necessary to preserve, renew and keep in full force and effect, the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; the Company and each of its Subsidiaries will maintain and operate such businesses in substantially the manner in which they are presently conducted and operated (subject to changes in the ordinary course of business); the Company and each of its Subsidiaries will comply with all laws and regulations applicable to the operation of such businesses whether now in effect or hereafter enacted and with all other applicable laws and regulations except where the failure to comply could not reasonably be expected to have a Material Adverse Effect; and the Company and each of its Subsidiaries will take all action which may be required to obtain, preserve, renew and extend all licenses, permits and other authorizations which may be material to the operation of such businesses.

         Section 9.3 Insurance. The Company will maintain, on a consolidated basis, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated or as may be required in the Security Documents including, without limitation with respect to Motor Vehicles owned by Floor Plan Borrowers, naming the Agent, for the benefit of the Lenders, as additional loss payee.

                  (a) Unless the Company provides the Agent with evidence of the insurance coverage as required by the Agreement or any other Loan Document, the Agent (at its discretion, or acting at the request of the Floor Plan Agent) may purchase insurance at the Company's expense to protect the

Lenders' interest. This insurance may, but need not, also protect the Company's interest. If the Collateral becomes damaged, the coverage the Agent purchases may not pay any claim the Company or any of its Subsidiaries makes or any claim made against the Company or any of its Subsidiaries. The Company may later cancel this coverage by providing evidence that the Company has obtained property coverage elsewhere.

                  (b) The Company is responsible for the cost of any insurance purchased by the Agent. The cost of this insurance may be added to the Obligations. If the cost is added to the Obligations, the interest rate provided in Section 5.3 shall apply to such added amount. The effective date of coverage may be the date the Company's prior coverage lapsed or the date the Company failed to provide proof of coverage.

                  (c) The Company acknowledges that the coverage the Agent purchases may be considerably more expensive than insurance the Company can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

         Section 9.4 Obligations and Taxes. The Company will pay and discharge and will cause each of its Subsidiaries to pay and discharge, when due, all taxes, assessments and governmental charges or levies imposed upon the Company or such Subsidiary, as the case may be, as well as all lawful claims for labor, materials and supplies or otherwise unless and only to the extent that the Company or such Subsidiary, as the case may be, is contesting such taxes, assessments and governmental charges, levies or claims in good faith and by appropriate proceedings and the Company or such Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP.

         Section 9.5 Financial Statements; Reports. The Company will furnish to the Agent and each Lender:

                  (a) Annual Audit Reports. Within 120 days after the end of each fiscal year of the Company, a copy of the annual audit report of the Company and its Subsidiaries prepared on a consolidated and consolidating basis in conformity with GAAP consistently applied and certified by an independent certified public accountant of recognized national standing;

                  (b) Quarterly Financial Statements. Within sixty (60) days after the end of each quarter (except the last quarter) of each fiscal year of the Company, a copy of the Form 10-Q of the Company, for such quarter, prepared in accordance with the rules, regulations and guidelines of the Securities and Exchange Commission and including therein the consolidated and consolidating financial statement of the Company, subject to normal year end audit adjustments;

                  (c) Officer's Certificate. Together with the financial statements furnished by the Company under Section 9.5(a) and Section 9.5(b), a compliance certificate in the form of Exhibit 9.5(c) executed by the Company's Chief Financial Officer or Vice President and Treasurer dated the date of such annual audit report or such quarterly financial statement, as the case may be, and including therewith the calculations (and supporting documentation and/or backup in for such calculations) for all financial covenants set forth in
Article X hereof, and notices of all Hedging Agreements to which it is a party as of the date of such certificate;

                  (d) SEC and Other Reports. Copies of each filing and report made by the Company or any of its Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and each communication from the Company or any of its Subsidiaries to shareholders generally, promptly upon the making thereof;

                  (e) Manufacturer/Dealer Statements. As soon as available, but in any event within thirty (30) days after the end of each month, copies of each Manufacturer/Dealer Statement of each Floor Plan Borrower delivered during such month;

                  (f) Inventory Detail Report. Upon request of the Floor Plan Agent, the Agent or any Lender, copies of the Inventory Detail Report of each Floor Plan Borrower individually and on a consolidated basis;

                  (g) Availability Analysis. Together with the financial statements furnished by the Company under Section 9.5(a) and Section 9.5(b), a completed Availability Analysis in the form of Exhibit 9.5(g), and such other information as the Agent may have reasonably requested to determine the accuracy of such calculation, calculated as of the end of the preceding fiscal quarter; provided, however, in the case of calculations based on financial statements of any Acquisition consummated in the preceding fiscal quarter not audited by a firm of independent certified public accountants of recognized national standing, the Agent shall be satisfied that the EBITDA of the Auto Dealer so acquired pursuant to such Acquisition exceeded zero for such period;

                  (h) Permitted New Vehicle Floor Plan Indebtedness Information. Immediately, upon receipt thereof, all floor plan audit reports, summaries and all related information received from auto manufacturer affiliate finance companies in connection with Permitted New Vehicle Floor Plan Indebtedness; and as soon as available, copies of all internal audits prepared by or on behalf of the Company or any Borrower that are related to Permitted New Vehicle Floor Plan Indebtedness; and as soon as available, but in any event within sixty (60) days after the end of each month, copies of operating reports of all Borrowers in connection with Permitted New Vehicle Floor Plan Indebtedness; and

                  (i) Requested Information. Promptly, from time to time, such other reports or information as the Agent, the Floor Plan Agent or any Lender may reasonably request.

         Section 9.6 Litigation and Other Notices. The Company will notify the Agent and the Lenders in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

                  (a) Judgment. The entry of any judgment or decree against the Company and/or any of its other Subsidiaries if the aggregate amount of such judgment or decree exceeds One Million Dollars ($1,000,000) (after deducting the amount with respect to which the Company or such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing);

                  (b) Suits and Proceedings. The filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any court or any Governmental Authority as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (c) Default. The occurrence of any Event of Default or Default, including, without limitation, any notices of default or acceleration received by any Borrower from the provider of any

Permitted New Vehicle Floor Plan Indebtedness, together with a written explanation of the facts and circumstances associated therewith;

                  (d) Material Adverse Change. The occurrence of any event which could reasonably be expected to have a Material Adverse Effect;

                  (e) Pension and Welfare Plans. The occurrence of a Reportable Event with respect to any Plan; the institution of any steps by the Company, any of its Subsidiaries or any ERISA Affiliate, the PBGC or any other Person to terminate any Plan if such termination could reasonably be expected to result in a Material Adverse Effect; the institution of any steps by the Company, or any of its Subsidiaries or any ERISA Affiliate to withdraw from any Plan if such withdrawal could reasonably be expected to result in a Material Adverse Effect; or the incurrence of any material increase in the contingent liability of the Company or any of its Subsidiaries with respect to any post-retirement welfare benefits; or

                  (f) Other Events. The occurrence of such other events as the Agent or the Required Lenders may reasonably specify from time to time.

         Section 9.7 ERISA. Each Borrower will comply with the applicable provisions of ERISA except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

         Section 9.8 Books, Records and Access. Each Borrower will maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to the business and activities of such Borrowers. Each Borrower will permit reasonable access by the Agent and each Lender, upon reasonable request, to the books and records relating to such Borrower during normal business hours, to permit or cause to be permitted, the Agent and each Lender to make extracts from such books and records and permit, or cause to be permitted, upon reasonable request, any authorized representative designated by any Lender to discuss the affairs, finances and condition of such Borrower with such Person's principal financial officers and principal accounting officers and such other officers as such Borrower shall deem appropriate.

         Section 9.9 Use of Proceeds. The Borrowers shall use the proceeds of the Loans for only the following purposes:

                  (a) Floor Plan Loans. The proceeds of the Floor Plan Loans may be used only to finance the purchase of Motor Vehicles for resale in the ordinary course of business of the Floor Plan Borrowers.

                  (b) Acquisition Loans. The proceeds of the Acquisition Loans may be used only for the following purposes: (i) for working capital and general corporate purposes, including, without limitation, the issuance of Letters of Credit and to pay outstanding Floor Plan Loans; and (ii) to make Permitted Acquisitions.

                  (c) Swing Line Loans. The proceeds of the Swing Line Loans may be used only to finance the purchase of Motor Vehicles for resale in the ordinary course of business of the Borrowers.

                  (d) All Loans. No Loans shall be used for any purpose which would be in contravention of any Requirement of Law.

         Section 9.10 Nature of Business. The Borrowers will engage in substantially the same field of business as they are engaged in on the date hereof, and except as permitted in Section 10.5(j), will refrain from engaging in, establishing or becoming in any way involved as a lender in the business of automobile financing, sub-prime automobile financing or any other credit transactions related to automobiles other than Retail Loan Guarantees.

         Section 9.11 Compliance. The Borrowers will comply with all statutes and governmental rules and regulations applicable to them including all such statutes and government rules and regulations relating to environmental pollution or to environmental regulation and control except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

         Section 9.12 Audits.

                  (a) Entry on Premises. Each Floor Plan Borrower shall permit a duly authorized representative of the Floor Plan Agent to enter upon such Borrower's premises during regular business hours to perform audits of Motor Vehicles constituting collateral in a manner satisfactory to the Floor Plan Agent, provided that the Floor Plan Agent or its representative shall not perform an audit of such Motor Vehicles prior to the occurrence of an Event of Default without having given the applicable Borrower reasonable prior notice; and provided, further, however, the Floor Plan Agent shall not be required to make more than six (6) such audits in any fiscal year of any Floor Plan Borrower. Each Floor Plan Borrower shall assist the Floor Plan Agent, and its representatives, in whatever way necessary to make the inspections and audits provided for herein.

                  (b) Excess/Payments in Process.

                           (i) Notwithstanding the provisions of Article III,
                  other than Section 3.4, a portion of the Acquisition Loan Commitment (the "EXCESS/PAYMENTS IN PROCESS PORTION") in an amount equal to the lesser of (y) Five Million Dollars ($5,000,000) and (z) subject to Section 3.4, the entire remaining unused portion of the Acquisition Loan Commitment, plus any incremental amount as provided in Section 9.12(b)(ii) or otherwise in the sole reasonable determination of the Floor Plan Agent, shall be reserved and except for the purposes specified in this Section 9.12(b), shall not be available for funding Acquisition Loans.

                           (ii) If audits performed from time to time by the
                  Floor Plan Agent as provided in Section 9.12(a) reveal that any Motor Vehicles of the Floor Plan Borrowers are for any such calendar month Out of Balance by more than the Excess/Payments in Process Portion (the "EXCESS/PAYMENTS OVERAGE AMOUNT"), then the Floor Plan Agent shall so notify the Company and (y) the Excess/Payments in Process Portion shall increase by an amount equal to the Excess/Payments Overage Amount or (z) if the Excess/Payments in Process Portion, as increased by the Excess/Payments Overage Amount exceeds the Acquisition Loan Advance Limit, the Company shall deposit, or shall cause other Floor Plan Borrowers to deposit, into an account with the Floor Plan Agent, sufficient funds so as to cause the Borrowings with respect to any such Motor Vehicles and/or Floor Plan Loans which are Out of Balance to be in compliance with the Floor Plan Advance Limits. At such time as no Excess/Payments Overage Amount exists, the Excess/Payments in Process Portion shall be reduced to the amount that existed immediately prior to the increase pursuant to the existence of such Excess/Payments Overage Amount.

                  (c) Delivery of Audits. Within thirty (30) days after the end of each fiscal quarter of the Company, the Floor Plan Agent shall deliver to the Agent a summary of the audits of Motor Vehicles of each of the Floor Plan Borrowers performed by the Floor Plan Agent during the fiscal quarter just ended, setting forth therein a spread sheet reflecting for all Floor Plan Borrowers all Motor Vehicles Out of Balance at any time during such fiscal quarter each such Motor Vehicle was Out of Balance. The Agent shall promptly deliver a copy of such report to each Lender.

         Section 9.13 Demonstrators and Rental Motor Vehicles. Each Borrower shall maintain records at the premises where the Motor Vehicles are kept evidencing which Motor Vehicles are being used as Demonstrators and Rental Motor Vehicles.

         Section 9.14 Disbursement Account. Any or all of the Floor Plan Borrowers and the Floor Plan Agent, at various times, may be parties to a corporate cash management service agreement (the "SERVICE AGREEMENT") providing for a controlled disbursement account (the "DISBURSEMENT ACCOUNT") between such Floor Plan Borrower and the Floor Plan Agent. Subject to the terms and conditions of this Agreement, each such Floor Plan Borrower authorizes the Floor Plan Agent to fund the Disbursement Account, on a daily basis if necessary, by advancing Loans under this Agreement to the extent of availability under the aggregate Floor Plan Loan Commitments. Each such Floor Plan Borrower acknowledges and agrees that any requests for funding from the Disbursement Account will not be paid unless funds in an amount sufficient to pay such requests are then available for reborrowing in compliance with the terms and conditions of this Agreement, including Section 2.1 hereof to enable Floor Plan Agent to advance those funds to the Disbursement Account. Floor Plan Agent agrees that any requests to be submitted for payment through the Disbursement Account will not be made unless sufficient funds are available and such request is made in compliance with the terms and conditions of this Agreement to pay all such requests. Each Floor Plan Borrower at all times is responsible for having sufficient available funds in Excess/Payments in Process to pay all requests to be paid through the Disbursement Account, whether these funds are advances under this Agreement or otherwise. Each Floor Plan Borrower acknowledges and agrees that the Service Agreement relating to the Disbursement Account may be canceled by the Floor Plan Agent at any time upon written notice to the applicable Floor Plan Borrower, notwithstanding anything to the contrary in the Service Agreement. A copy of the form of Service Agreement may be attached to this Agreement by the Floor Plan Agent at any time a Service Agreement is in effect between a Floor Plan Borrower and the Floor Plan Agent, although the failure to attach it shall not affect its validity or the effectiveness of this Agreement.

         Section 9.15 Further Assurances. The Company shall, and shall cause each of the Borrowers to, to the extent applicable, execute, acknowledge, deliver, and record or file such further instruments, including, without limitation, further security agreements, financing statements, and continuation statements, and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement, including, without limitation, (i) causing any additions, substitutions, replacements, or appurtenances to the Motor Vehicles financed hereunder to be covered by and subject to the Liens created in this Agreement or the Documents to which any Floor Plan Borrower is a party; and (ii) with respect to any Motor Vehicles which are or are required to be subject to Liens created in this Agreement or any other Loan Document to which any Floor Plan Borrower is a party, execute, acknowledge, endorse, deliver, procure, and record or file any document or instrument, including, without limitation, any financing statement, certificate of title, manufacturer's statement of origin, certificate of origin, and dealer reassignment of any of the foregoing which are evidences of ownership of such Motor Vehicles, deemed advisable by the Agent or the Floor Plan Agent to protect the Liens granted in this Agreement or the Loan Documents to which any of them respectively is a party and against the rights or interests of third persons, and the Company will pay all reasonable costs connected with any of the foregoing.

         Section 9.16 Permitted Acquisitions.

                  (a) Subject to the remaining provisions of this Section 9.16 applicable thereto and the requirements contained in the definition of Permitted Acquisition, the Company may, from time to time after the Closing Date, effect Permitted Acquisitions, as long as with respect thereto each of the following conditions are satisfied:

                           (i) no Default or Event of Default is in existence at
                  the time of the consummation of such proposed Acquisition or would exist after giving effect thereto, all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such proposed Acquisition (both before and after giving effect thereto), and no other agreement, contract or instrument to which any Borrower is a party restricts such proposed Acquisition;

                           (ii) the Company shall have given the Agent and the
                  Lenders at least ten (10) days prior written notice of any such proposed Acquisition (each of such notices, a "PERMITTED ACQUISITION NOTICE"), which notice shall contain all information related to the Auto Dealer being acquired and the proposed Acquisition as required in the form of Acquisition Information worksheet attached hereto as Exhibit 9.16(a)(ii), and such additional information as the Agent shall reasonably request, including, without limitation, delivery of the expert reports (if any) prepared by accounting, environmental, and/or other experts which the Company has obtained as the Agent shall reasonably request, and, if requested by Agent, a true and correct copy of the draft purchase agreement, letter of intent or description of material terms or similar agreements executed by the parties thereto in connection with such proposed Acquisition, plus a calculation showing the pro forma Senior Leverage Ratio and Total Leverage Ratio for the Company and its Subsidiaries on a consolidated basis;

                           (iii) (A) as soon as available but not more than ten
                  (10) days after the execution thereof, a copy of the executed purchase agreement and all related agreements, schedules and exhibits with respect to such proposed Acquisition and (B) at the time of delivery of the purchase agreement, certification from the Company as to the purchase price for the acquisition (or a formula therefor) and the estimated amount of all related costs, fees and expenses and that, except as described, there are no other amounts which will be payable in connection with the respective proposed Acquisition;

                           (iv) the Company shall have given the Agent and the
                  Lenders, at least ten (10) Business Days prior to the closing date of the proposed Acquisition, a good faith estimate made by the Company of its Consolidated Pro Forma EBITDA and Consolidated Pro Forma Floor Plan Interest Expense, the calculations for which the Company shall have furnished to the Agent together with audited statements from an auditor, satisfactory to the Agent, supporting such calculations for Pro Forma Floor Plan Interest Expense;

                           (v) prior to the consummation of the respective
                  proposed Acquisition, the Company shall furnish the Agent and the Lenders an officer's certificate executed by the chief financial officer of the Company, certifying as to compliance with the requirements of the applicable preceding clauses (i) and (ii), containing the calculations required thereby. The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Company that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder;

                           (vi) for each Permitted Acquisition involving the
                  acquisition or creation of a direct or indirect Subsidiary of the Company, (i) not less than 100% of the capital stock or other equity interest of such Subsidiary shall be directly owned by the Company or another Borrower, and (ii) the Acquisition will not have the effect of causing or requiring any direct or indirect Subsidiary of the Company to be engaged in the sale of new Motor Vehicles of a different Manufacturer than the Manufacturer whose new Motor Vehicles such Subsidiary was authorized to sell prior to the Acquisition; and

                           (vii) the Required Lenders shall have consented in
                  writing to the proposed Acquisition prior to the closing thereof; provided, however, such consent shall be deemed to have been granted if the Required Lenders shall not have given written notice of consent or rejection to the Agent within seven (7) days after receipt by the Agent of the Permitted Acquisition Notice.

                  (b) The Company shall cause each Subsidiary (other than Group 1 Reinsurance Ltd., any other Subsidiary formed for purposes of reinsurance, and any dormant Subsidiaries having retained equity of less than $1,500) that is created or is otherwise acquired to execute and deliver an Addendum and updated Schedules of the Agreement, if applicable, and the other applicable Loan Documents, with the documentation to be in form and substance reasonably satisfactory to the Agent. Each such Subsidiary shall also grant to the Agent, for the benefit of the Lenders, first priority perfected security interests on such Subsidiary's accounts, inventory, equipment, general intangibles and the proceeds thereof subject only to Liens permitted by Section 10.2, and such Subsidiary shall take all actions requested by the Agent or the Required Lenders including, without limitation, the obtaining of UCC-1's and the filing of UCC-1's in connection with the granting of such security interests. All security interests required to be granted pursuant to this Section 9.16(b) shall be granted pursuant to such security documentation (which shall be substantially similar to the analogous Security Documents already executed and satisfactory in form and substance to the Agent) and shall (except as otherwise consented to by the Agent and the Required Lenders) constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens, except Liens permitted under Section 10.2. The security documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Agent for the benefit of the Lenders, required to be granted pursuant to such additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Company. At the time of the execution and delivery of such additional Security Documents, the Company and the applicable Borrower shall cause to be delivered to the Agent such documents as may be reasonably requested by the Agent to assure that this Section 9.16(b) has been complied with. Notwithstanding the foregoing, the Company shall have a grace period of thirty
(30) days from the date the Permitted Acquisition is effected within which to pay off the existing floor plan facility and all other actions required to be taken by this Section 9.16(b) with respect to the additional Collateral shall be completed no later than thirty (30) days after the date on which the Permitted Acquisition is effected. Notwithstanding the foregoing, in the event the Dealer Franchise Agreement or other written agreements with Manufacturers to which any Borrower is subject shall prohibit or restrict the Company or any Subsidiary of the Company from entering into the Escrow and Security Agreement, the Company and/or such affected Subsidiary shall not be required to be a party thereto.

                  (c) The Company shall deliver to the Agent, within ten (10) days of the Closing of any Permitted Acquisition, a certification that the purchase price therefore was unchanged from that previously stated to the Agent, or, if such is not the case, a revised, updated Exhibit 9.16(a)(ii) and revised calculations of the pro forma calculations required pursuant to this Section, incorporating such revised purchase price.

         Section 9.17 Ford Borrower and GM Borrower Dividends. On or before the last Business Day of each fiscal quarter of the Company, the Company shall cause all GM Borrowers and Ford Borrowers to make cash transfers to the Company or to their respective parent with a view toward making an ultimate and concurrent cash transfers to the Company of all pre-tax profits in excess of working capital reasonably required in the day to day operations of such Borrower or such amounts as may be required pursuant to a Dealer Franchise Agreement or other agreements with Manufacturers to which such Borrower is a party.

         Section 9.18 Segregated Bank Accounts. Upon the occurrence of a Default or Event of Default, the Company will establish segregated bank accounts sufficient, in the reasonable judgment of the Agent and the Floor Plan Agent, to separate the proceeds of the Collateral from other sources of cash flow including, without limitation, all cash flow generated from the sale of assets originally purchased by any Borrower with the proceeds of Permitted New Vehicle Floor Plan Indebtedness.

         Section 9.19 Master Franchise Agreements. Within thirty (30) days of the Closing Date, Borrowers will deliver copies of all Master Franchise Agreements between Manufacturers and the Company, which Master Franchise Agreements have been duly executed between a Manufacturer and the Company.

                                   ARTICLE X.
                               NEGATIVE COVENANTS

         So long as this Agreement shall remain in effect or the principal of or interest on any Note, the Swing Line Note, any Commitment Fees or any other expense or amount payable hereunder shall be unpaid and until the Commitments of all the Lenders shall expire or terminate, the Letter of Credit Obligations are paid in full and all Drafting Agreements are terminated, the Company, as to itself and as to all of the other Borrowers and each of the Borrowers other than the Company, as to itself and its Subsidiaries only covenants and agrees with the Agent, the Floor Plan Agent, the Swing Line Bank and each Lender that:

         Section 10.1 Indebtedness. No Borrower will incur, create, assume or suffer to exist any Indebtedness, except:

                  (a) the Notes, the Swing Line Note, and Indebtedness and Obligations under this Agreement and the other Loan Documents;

                  (b) Indebtedness of any Borrower existing at the Closing Date which is reflected in Schedule 10.1(b) hereto and all renewals and extensions thereof;

                  (c) Indebtedness created under leases which, in accordance with GAAP, have been recorded and/or should have been recorded on the books of the applicable Borrower as Capital Leases and Indebtedness which is permitted in connection with the purchase of property, provided that the aggregate amount of all such Indebtedness permitted under this Section 10.1(c) is less than five percent (5%) of Stockholders' Equity;

                  (d) Subordinated Indebtedness;

                  (e) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business and which are not in excess of ninety (90) days past the invoice or billing date;

                  (f) Non-Recourse Real Estate Debt and any Guarantees by the Company of such Indebtedness;

                  (g) Indebtedness of any Subsidiary of the Company in existence (but not incurred or created in connection with such acquisition) on the date on which such Subsidiary is acquired by the Company, provided (i) neither the Company nor any of its other Subsidiaries has any obligation with respect to such Indebtedness, (ii) none of the properties of the Company or any of its other Subsidiaries is bound with respect to such Indebtedness, (iii) the aggregate amount of all such Subsidiary Indebtedness does not exceed 5% of Stockholders' Equity, and (iv) such Indebtedness may be prepaid only upon the payment of prepayment penalties or premiums in excess of 5% of the principal amount of such Indebtedness;

                  (h) Indebtedness secured by Liens upon any property hereafter acquired by the Company or any of its Subsidiaries to secure Indebtedness in existence on the date of such acquisition (but not incurred or created in connection with such acquisition), which Indebtedness is assumed by such Person simultaneously with such acquisition, which Liens extend only to such Property so acquired and with respect to which Indebtedness neither the Company nor any of its Subsidiaries (other than the acquiring Person) has any obligation;

                  (i) Indebtedness owed by the Company or any of its Subsidiaries to the Company or to any Borrower;

                  (j) any Retail Loan Guarantees; provided that the sum of (i) the aggregate principal amount of all Retail Loan Guarantees plus (ii) Investments in seller financed notes in connection with Motor Vehicles shall not exceed ten percent (10%) of Stockholders' Equity;

                  (k) Indebtedness arising under any Service Agreement as such term is defined in Section 9.14;

                  (l) Indebtedness to non-Affiliated Persons (other than Subordinated Indebtedness) secured solely by Liens permitted under Section 10.2(g); provided that the aggregate amount of all Indebtedness permitted under this Section 10.1(l) is less than fifteen percent (15%) of Stockholders' Equity; and

                  (m) Indebtedness of the Company or any Borrower consisting of floor plan financing for new Motor Vehicles provided by Manufacturer affiliate finance companies to Floor Plan Subsidiaries ("PERMITTED NEW VEHICLE FLOOR PLAN INDEBTEDNESS"), provided that (i) such financing applies only to new Motor Vehicles sold to such Subsidiary by the Manufacturer affiliated with said finance company and that have never been and are not subject to a security interest in favor of the Agent other than as contemplated in an intercreditor agreement as described below in this Section 10.1(m), (ii) such Indebtedness is secured solely by a Lien on said new Motor Vehicles sold and the proceeds thereof and one or more cash collateral accounts maintained with Ford Motor Credit Company in an aggregate amount not to exceed $2,000,000, (iii) such Indebtedness is at dealerships that own Ford and Lincoln Mercury franchises, and
(iv) the Agent shall have executed with said finance company an intercreditor agreement, reasonably satisfactory to the Agent, the Floor Plan Agent and the Required Lenders, setting forth the respective rights of each party in the assets of the Company and such dealerships.

         Section 10.2 Liens. No Borrower will incur, create, assume or permit to exist any Lien on any of its property or assets, whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except:

                  (a) Liens securing payment of the Obligations;

                  (b) (i) Liens securing Indebtedness permitted by Section 10.1(c), but only on the property subject to such Capital Lease or purchase-money arrangement, or (ii) securing Indebtedness permitted by Section 10.1(g), Section 10.1(h), Section 10.1(i), and Section 10.1(m);

                  (c) Liens referred to in Section 7.16;

                  (d) Liens securing Non-Recourse Real Estate Debt;

                  (e) extensions, renewals and replacements of Liens referred to in Section 10.2(a), Section 10.2(b), Section 10.2(c), and Section 10.2(d) provided, that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced;

                  (f) Liens existing under Qualified Sale/Leaseback Transaction, but only on the Property subject of such transaction; and

                  (g) Liens on real property, related real property rights (such as rents), improvements on such real property, and fixtures related to other Indebtedness permitted under Section 10.1(c), Section 10.1(h) and Section 10.1(l).

         Section 10.3 Consolidations and Mergers. No Borrower shall merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

                  (a) any of its Subsidiaries may merge with the Company, provided that the Company shall be the continuing or surviving Person, or with any one or more such Subsidiaries, provided that if any such transaction shall be between Subsidiaries, one of which is a Wholly-Owned Subsidiary and one of its Subsidiaries which is not a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving Person;

                  (b) any Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or a Wholly-Owned Subsidiary; and

                  (c) any Subsidiary of the Company or the Company may merge or consolidate with another Person if (x) the Company or such Subsidiary involved in the merger or the consolidation is the surviving Person or the Person who is the survivor becomes a Wholly-Owned Subsidiary as a result thereof, and (y) immediately prior to and after giving effect to such merger or consolidation, there exists no Default or Event of Default.

         Section 10.4 Disposition of Assets. Each Borrower agrees that it shall not permit any Disposition (whether in one or a series of transactions) of any property or assets (including Accounts, notes receivable, and/or chattel paper, with or without recourse) or enter into any agreement so to do, except:

                  (a) Dispositions of Motor Vehicles and Dispositions of other inventory in the ordinary course of business;

                  (b) Dispositions of assets, properties or businesses by the Company or any of its Subsidiaries to any other Subsidiary or to the Company provided, however, other than Dispositions to newly created Subsidiaries which become Borrowers for purposes of complying with Dealer Franchise Agreements, any such Disposition made to a Ford Borrower or a GM Borrower shall be made on an arms-length basis for fair market value for cash and only in the ordinary course of business;

                  (c) Dispositions of equipment and other property which is obsolete, worn out or no longer used or useful in such Person's business, all in the ordinary course of business;

                  (d) Dispositions occurring as the result of a casualty event, condemnation or expropriation;

                  (e) Dispositions in any year of any property, assets (including capital stock of its Subsidiaries and Affiliates) or businesses of the Company not otherwise permitted by clauses (a) through (d) of this Section 10.4; provided, that the proceeds realized from such Disposition in any applicable year in excess of ten percent (10%) of the tangible assets of the Company as of the beginning of such year are either reinvested within one (1) year in similar assets or used to repay the Obligations;

                  (f) Dispositions pursuant to Qualified Sale/Leaseback Transactions; and

                  (g) Dispositions of chattel paper to third parties pursuant to arms-length transactions for fair value in the ordinary course of business.

         Section 10.5 Investments. No Borrower will make or permit to exist any Investment in any Person, except for:

                  (a) Permitted Acquisitions;

                  (b) extensions of credit in the nature of Accounts receivable or notes receivable and/or chattel paper arising from the sale of goods and services in the ordinary course of business;

                  (c) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business;

                  (d) Investments in securities, maturing within two (2) years and issued or fully guaranteed or insured by the United States of America or any agency thereof;

                  (e) Investments in commercial paper, maturing in two hundred seventy (270) days or less from the date of issuance, rated in the highest or second highest grade by a nationally recognized credit rating agency;

                  (f) Investments in United States Dollar denominated and Eurodollar denominated time deposits, maturing within two (2) years from the date of such Investment and issued by a bank or trust company having capital, surplus and undivided profits aggregating at least One Hundred Million Dollars ($100,000,000) and whose unsecured long-term debt is rated in the highest or second highest grade by a nationally recognized credit rating agency;

                  (g) Investments outstanding on the date hereof in Subsidiaries by the Company and its Subsidiaries;

                  (h) Investments in negotiable instruments held by Comerica Securities, Inc. which are acceptable to the Floor Plan Agent not to exceed the amounts required to be invested pursuant to Section 2.3(e);

                  (i) Investments in capital assets, subject to the limitations set forth in Section 10.11;

                  (j) Investments in seller financed notes in connection with Motor Vehicles; provided that the sum of (i) the aggregate amount of all seller financed notes of the Borrowers in connection with Motor Vehicles plus (ii) the aggregate amount of all Retail Loan Guarantees shall not exceed ten percent (10%) of Stockholders' Equity;

                  (k) Investments in less than wholly-owned Subsidiaries in an aggregate amount of up to ten percent (10%) of Stockholders' Equity; and

                  (l) Investments in joint ventures in an aggregate amount of up to five percent (5%) of Stockholders' Equity.

         Section 10.6 Transactions with Affiliates. No Borrower will enter into any transaction with any Affiliate except in the ordinary course of business and upon fair and reasonable terms no less favorable than the applicable Borrower could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate.

         Section 10.7 Other Agreements. No Borrower will enter into any agreement containing any provision which would be violated or breached by such Borrower's performance of its Obligations hereunder or under any instrument or document delivered or to be delivered by the Borrowers hereunder or in connection herewith if the effect of such violation or breach could reasonably be expected to have a Material Adverse Effect.

         Section 10.8 Fiscal Year; Accounting. No Borrower will change its fiscal year without prior notification to the Agent or change its method of accounting (other than immaterial changes and methods and changes authorized by GAAP).

         Section 10.9 Credit Standards. No Borrower will modify in any material way and which is inconsistent with normal industry practice, the credit standards and procedures, the collection policies or the loss recognition procedures with respect to the creation or collection of Accounts, notes received and/or chattel paper.

         Section 10.10 Pension Plans. No Borrower will permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, or engage in, or permit to exist or occur any other condition, event or transaction with respect to any Plan which could reasonably be expected to have Material Adverse Effect.

         Section 10.11 Capital Expenditures. The Company will not permit aggregate net expenditures for capital or fixed assets or improvements for itself and its Subsidiaries on a consolidated basis in any consecutive four (4) quarter period to exceed ten percent (10%) of Stockholders' Equity as at the most recent fiscal year end of the Company, (adjusted to reflect the receipt of net cash proceeds from the sale during said period of existing capital assets).

         Section 10.12 Stockholder's Equity. The Company will not at any time permit its Stockholders' Equity to be less than or equal to the sum of (w) $375,000,000 plus (x) two-thirds (?) of Net Income of the Company in accordance with GAAP (but only to the extent such amount is positive) for the period subsequent to December 31, 2002, plus (y) one hundred percent (100%) of the net proceeds (cash or non-cash) realized from the issuance of any equity securities by the Company (or other capital contributions made to the Company) subsequent to December 31, 2002, plus (z) to the extent deducted from Stockholders' Equity, the amount of any non-cash charges related to goodwill or other simple intangible or long-lived assets.

         Section 10.13 Restricted Payments. Each Borrower agrees that it shall not declare or make any Restricted Payment, except that any Borrower may pay dividends to the Company (directly or indirectly) at any time, and may also make the following Restricted Payments provided that immediately after giving effect to the declaration of any dividend, and immediately after giving effect to the payment of any Restricted Payment, there exists no Default or Event of Default:

                  (a) the Company may declare and pay cash dividends on its capital stock, may purchase shares of its capital stock and/or may make any other Restricted Payment, provided the aggregate amount payable in respect of cash dividends paid by the Company, the shares purchased by the Company and/or the Restricted Payments made by the Company shall not exceed an amount equal to the sum of $35,000,000 plus one-third (?) of the aggregate Net Income of the Company in accordance with GAAP for the period subsequent to December 31, 2001 and ending on the date of determination;

                  (b) the Company may purchase shares of its capital stock to sell to employees of the Company pursuant to a Company sponsored employee stock purchase plan, provided that such sales price is not less than 85% of the Company's cost; and

                  (c) the Company may declare and pay stock dividends directly or indirectly.

         Section 10.14 Fixed Charge Coverage Ratio. The Company will not permit (as of the end of any fiscal quarter) its Fixed Charge Coverage Ratio to be less than 1.25 to 1.0, such ratio to be calculated as of the end of each fiscal quarter of the Company based upon the four fiscal quarters immediately preceding such date of determination.

         Section 10.15 Interest Coverage Ratio. The Company will not permit (as of the end of any fiscal quarter) its Interest Coverage Ratio to be less than
2.0 to 1.0, such ratio to be calculated as of the end of each fiscal quarter of the Company based upon the four fiscal quarters immediately preceding such date of determination.

         Section 10.16 Senior Leverage Ratio and Total Leverage Ratio. The Company shall not, at any time permit (a) its Senior Leverage Ratio to be greater than 2.0 to 1 and (b) its Total Leverage Ratio to be greater than 3.0 to 1.0.

         Section 10.17 Current Ratio. The Company shall not, at any time, permit its Current Ratio to be less than 1.05 to 1.0.

         Section 10.18 Alternative Floor Plan Financing. Notwithstanding the provisions of Section 10.1 and Section 10.2, the existence of Indebtedness owed to any lender providing floor plan financing to the Borrowers (other than Borrowers who as of the Closing Date were Floor Plan Borrowers) other than the Lenders as of the Closing Date and the Liens securing such Indebtedness shall not be prohibited if at any time the Company provides written notice to the Agent that (i) the conditions precedent for imposition of the Reserve Commitment exist as of the date of such notice, and requesting therein a reasonable increase in the Floor Plan Loan Commitment, and the Lenders shall not, within twenty (20) Business Days after the date of such notice, have provided for such increase in the Floor Plan Loan Commitment, or (ii) in connection with a Permitted Acquisition, the Floor Plan Loan Commitment will not, in the reasonable determination of the Company, be adequate for the floor plan funding requirements of the Auto Dealer(s) to be acquired and the Lenders shall not, within twenty (20) Business Days after the date of such notice have agreed to increase the Floor Plan Loan Commitments in the amounts reasonably requested by the Company upon closing of the acquisition of such Auto Dealers.

                                  ARTICLE XI.
                         EVENTS OF DEFAULT AND REMEDIES

         Section 11.1 Events of Default. In case of the happening of any of the following events (herein called "EVENTS OF DEFAULT"):

                  (a) any representation or warranty made or deemed made in or in connection with this Agreement, the Notes, the Swing Line Note, any of the Loan Documents or any of the Borrowings hereunder or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the execution and delivery of the Notes, the Swing Line Note or any of the Loan Documents or the making of any of the Borrowings hereunder shall prove to have been false or misleading in any material respect when made or deemed made;

                  (b) Default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable pursuant to the terms of this Agreement, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) Default shall be made in the payment of any interest on any Loan or any Commitment Fees or any other amount due under this Agreement, when and as the same shall become due and payable which shall remain unremedied for a period of five (5) days;

                  (d) Default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 6.3 [Risk Participations, Drawings and Reimbursements],

Section 9.1 [Existence], Section 9.3 [Insurance], Section 9.5 [Financial Statements; Reports], Section 9.6 [Litigation and Other Notices], Section 9.8 [Books, Records and Access], Section 9.10 [Nature of Business], Section 9.13 [Demonstrators and Rental Motor Vehicles] or in Article X [Negative Covenants];

                  (e) except as provided in Section 11.1(a) through Section 11.1(d), inclusive, Default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to this Agreement or any of the Loan Documents and such Default shall continue unremedied for thirty (30) days after the earlier to occur of (i) any Borrower obtaining knowledge thereof or (ii) written notice thereof having been given to the Company;

                  (f) any Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency, liquidation or similar law,
(ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Borrower or for a substantial part of such Borrower's property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
(vii) take any corporate or other action for the purpose of effecting any of the foregoing;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of any Borrower, or of a substantial part of the property or assets of any Borrower, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Borrower or for a substantial part of the property of any Borrower or
(iii) the winding-up or liquidation of any Borrower; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days;

                  (h) default or defaults (other than defaults in the payment of principal or interest) shall be made with respect to any Indebtedness of any Borrower, if the total amount of such Indebtedness in default exceeds in the aggregate, an amount equal to Five Million Dollars ($5,000,000) and if the effect of any such default or defaults shall be to accelerate, or to permit the holder or obligee of any such Indebtedness (or any trustee on behalf of such holder or obligee) to accelerate (with or without notice or lapse of time or both), the maturity of any such Indebtedness; or any payment of principal or interest, regardless of amount, on any Indebtedness of the Borrowers which exceeds in the aggregate, an amount equal to Five Million Dollars ($5,000,000) shall not be paid when due, whether at maturity, by acceleration or otherwise (after giving effect to any period of grace as specified in the instrument evidencing or governing such Indebtedness);

                  (i) a Reportable Event or Reportable Events shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in a Material Adverse Effect;

                  (j) there shall be entered against the Company or any of its Subsidiaries one or more judgments or decrees in excess of Ten Million Dollars ($10,000,000) in the aggregate at any one time outstanding for the Company and all its Subsidiaries and all such judgments or decrees in the amount of such excess shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof, excluding those judgments or decrees for and to the extent which the Company or any such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing (subject to usual deductibles) or for and to the extent which the Company or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Required Lenders;

                  (k) there shall occur any material loss or change to any Dealer Franchise Agreement between any Borrower and a Manufacturer, which could reasonably be expected to result in a Material Adverse Effect;

                  (l) any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against any Person other than the Agent or any Lender executing the same in accordance with the respective terms thereof except as permitted by the terms hereof or thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                  (m) an audit performed by the Floor Plan Agent pursuant to the provisions of Section 9.12(a) reveals that (i) Motor Vehicles of the Borrowers securing the Obligations have, for a period of thirty (30) consecutive days been Out of Balance in an amount greater than the Excess/Payments Overage Amount, or
(ii) the Excess/Payments in Process Portion, plus the Excess/Payments Overage Amount exceeds the Acquisition Loan Advance Limit; and neither the Company nor any of the Floor Plan Borrowers has delivered sufficient funds to an account with the Floor Plan Agent as required pursuant to Section 9.12(b)(ii);

                  (n) an audit performed by the Floor Plan Agent pursuant to the provisions of Section 9.12(a) identifies any specific Motor Vehicle by vehicle identification number as an exception to the payment requirements of Section 2.5, and the Loan advanced to fund such Motor Vehicle has not been repaid within thirty (30) days (except in the case of Fleet Motor Vehicles, which shall be sixty (60) days) of such audit and the aggregate amount of all such unpaid Loans exceeds $1,000,000; or

                  (o) a Change of Control occurs;

then, and in any such event (other than an event with respect to the Company described in Section 11.1(f) or Section 11.1(g)), and at any time thereafter during the continuance of such event, (i) the Agent may, and at the request of the Required Lenders shall, by written or telegraphic notice to the Company, take any of the following actions at the same or different times: (x) terminate forthwith the Commitments of the Lenders hereunder (if not theretofore terminated) and any such termination shall automatically constitute a termination of the Swing Line Commitment, (y) declare the Notes then outstanding to be forthwith due and payable and any such declaration shall automatically constitute a declaration that the Swing Line Note is due and payable, whereupon the principal of the Notes, and the Swing Line Note, together with accrued and unpaid interest thereon and any unpaid accrued Commitment Fees and all other liabilities of the Borrowers accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any Note, the Swing Line Note or other Loan Document to the contrary notwithstanding, or (z) pursue and enforce any of the rights and remedies of the Agent on behalf of the Lenders as provided in any of the Loan Documents or as otherwise provided in the UCC or other applicable law and (ii) the Floor Plan Agent in its sole discretion may, and at the request of the Required Lenders shall (and, to the extent the Commitments have been terminated, such request shall be deemed to have been made), suspend and terminate all Drafting Agreements; and in any event with respect to a Borrower described in Section 11.1(f) or Section 11.1(g), the Commitments of the Lenders shall automatically terminate (if not theretofore terminated) and any such termination shall automatically constitute a termination of the Swing Line Commitment, and the Notes and the Swing Line Note shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any Note, the Swing Line Note or other Loan Document to the contrary notwithstanding and the Company and the other Borrowers shall immediately deliver cash collateral to the Agent in such amounts as are acceptable to the Agent to be held by the Agent, for the benefit of the Swing Line Bank and the Lenders as Collateral for the payment and performance of Drafting Agreements until all such Drafting Agreements are terminated according to their terms.

         Section 11.2 Overdrawing of Floor Plan Loans. If at any time the aggregate outstanding principal amount of all (i) Floor Plan Loans (including Requests for Borrowings of Floor Plan Loans), plus (ii) Swing Line Loans, plus
(iii) Swing Line Overdraft Loans, plus (iv) Drafts presented for payment exceeds
(a) 110% of the aggregate Floor Plan Loan Commitments and such condition exists for two (2) consecutive days or (b) the aggregate Floor Plan Loan Commitments by any amount for fifteen (15) days out of any 30-day period, then, in such event, the Floor Plan Agent acting in its sole discretion may, and upon election of the Required Lenders, shall (y) take any and all actions reasonably necessary to suspend and/or terminate Drafts and (z) elect by written notice to the Company to terminate the Floor Plan Commitments and to deem such occurrence as constituting an Event of Default.

                                  ARTICLE XII.
                 THE AGENT, FLOOR PLAN AGENT AND THE COLLATERAL

         Section 12.1 Authorization and Action of the Agent; Rights and Duties Regarding Collateral, Priority of Distributions.

                  (a) In order to expedite the various transactions contemplated by this Agreement, each Lender, the Floor Plan Agent and the Swing Line Bank hereby irrevocably appoints and authorizes Chase to act as Agent on its behalf. Each of the Lenders, the Floor Plan Agent and the Swing Line Bank and each subsequent holder of any Note or the Swing Line Note by its acceptance thereof, hereby irrevocably authorizes and directs the Agent to take such action on its behalf and to exercise such powers hereunder as are specifically delegated to or required of the Agent by the terms and provisions hereof, together with such powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents and employees. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender, the Floor Plan Agent or the Swing Line Bank; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. The Agent is hereby expressly authorized on behalf of the Lenders, the Floor Plan Agent and the Swing Line Bank, without hereby limiting any implied authority, (i) to receive on behalf of each of the Lenders any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received; (ii) to give notice within a reasonable time on behalf of each of the Lenders and the Swing Line Bank to the Borrowers of any Default or Event of Default specified in this Agreement of which the Agent has actual

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knowledge as provided in Section 12.7; (iii) to distribute to each Lender and the Swing Line Bank copies of all notices, agreements and other material as provided for in this Agreement as received by the Agent; (iv) to distribute to the Borrowers any and all requests, demands and approvals received by the Agent or from the Lenders, and (v) to distribute and receive all notices, agreements and other material as provided in this Agreement with respect to Floor Plan Loans and to deal with the Floor Plan Agent to the fullest extent required or contemplated by the terms of their Agreement or any other Loan Document. As to any matters not expressly provided for by this Agreement, the Notes, the Swing Line Note or the other Loan Documents (including enforcement or collection of the Notes or the Swing Line Note), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes, the Swing Line Note and the Loans, the Floor Plan Agent and the Swing Line Bank; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

                  (b) The Agent shall hold all of the Collateral along with all payments and proceeds arising therefrom, for the benefit of all Lenders and the Swing Line Bank as security for the payment of all the Obligations subject to the provisions of Section 12.1(d). Upon payment in full of all the Obligations, the Agent shall release all of the Collateral to the Borrowers. Except as otherwise expressly provided for in Section 13.5, the Agent, in its own name or in the name of the Borrowers, may enforce any of the Security Documents or the security therefor by any mode provided under the Loan Documents or by applicable law, and may collect, receive and receipt for all proceeds receivable on account of the Collateral.

                  (c) To the extent that the Collateral includes notes or other instruments evidencing any monetary obligation to, or interest of any Borrower, such Borrowers shall, if requested by the Agent, deliver to the Agent letters, executed by such Borrower and approved by counsel for the Agent, notifying the obligors to make payments directly to the Agent, such letters to be held by the Agent and sent to such obligors at its discretion in accordance with Section 12.1(d) below. All payments and proceeds of every kind from the Collateral, when directly received by the Agent pursuant to Section 12.1(d) (whether from payments on or with respect to the Collateral, from foreclosure and sale to third parties, from sale of Collateral subsequent to a foreclosure at which the Agent or another Lender was the purchaser, or otherwise) shall be held by it as a part of the Collateral and, except as otherwise expressly provided hereinafter, shall be applied to the Obligations in the manner set forth in
Section 12.1(d).

                  (d) Upon the occurrence of an Event of Default, and pursuant to the procedures among the Lenders set forth in Section 12.1(e), the Agent, after giving written notice to the Borrowers and to all Lenders and the Swing Line Bank of the action(s) to be taken, may at any time or times thereafter (i) deliver the various letters required by Section 12.1(c) hereof and receive directly, for the benefit of the Lenders and Swing Line Bank and for reduction of the Obligations as provided hereafter in this Section 12.1(d), all payments and proceeds related to the Collateral and/or (ii) sell, assign and deliver all of the Collateral or any part thereof, or any substitution therefor or any additions thereto as provided hereafter. Any such sale or assignment may be at any broker's board or at any public or private sale, at the option of the Agent or of any officer or representative acting on behalf of the Agent, without advertisement or any notice to the Borrowers or any other Person except those required by applicable law (the Borrowers hereby agreeing that ten (10) days' notice constitutes "reasonable notice"); and each Lender (including the Agent), its officers and assigns, may bid and become purchasers at any such sale, if public, or at any broker's board if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Sales hereunder may be at such time or times, place or places, for cash or credit, and upon such terms and conditions as the Agent may determine in its sole discretion. Upon the completion of any sale, the Agent shall execute all instruments of transfer necessary to vest in the purchaser(s) title to the property sold, and shall deliver to such purchaser(s) any of the property so sold which may be in the possession of the Agent.

         In the case of any sale or other liquidation of Collateral (other than amounts already in the Cash Collateral Account, which amount shall be applied as set forth in Section 6.8), the purchase money proceeds and avails and all other proceeds which then may be held or recovered by the Agent or the Floor Plan Agent for the benefit of the Lenders and the Swing Line Bank, shall be applied in the following order:

                           (i) First, to the payment of the reasonable costs and
                  expenses of such sale and of the collection or enforcement of such Collateral, and of all reasonable expenses (including attorneys' fees) and liabilities incurred and advances made by the Lenders in connection therewith;

                           (ii) Second, to the payment of any amounts due to
                  Swing Line Bank in the form of Swing Line Overdraft Loans;

                           (iii) Third, to the payment of any amounts due to
                  Swing Line Bank in the form of Swing Line Loans;

                           (iv) Fourth, to the payment ratably of the amounts
                  due to the Lenders for first, interest and then to principal on all Floor Plan Loans (other than Swing Line Loans and Swing Line Overdraft Loans) then outstanding that were funded from the Reserve Commitment, without preference or priority of such Indebtedness owing to one Lender over another;

                           (v) Fifth, to the payment ratably of the amounts due
                  to the Lenders for first, interest and then to principal on all Floor Plan Loans not paid pursuant to (iv) immediately above, without preference or priority of such Indebtedness owing to one Lender over another;

                           (vi) Sixth, to the payment ratably of the amounts due
                  to the Lenders for principal of and interest on all Acquisition Loans (which include all Letter of Credit Obligations) then outstanding, without preference or priority of such Indebtedness owing to one Lender over another, or of principal over interest, or of interest over principal;

                           (vii) Seventh, to the payment ratably of the amounts
                  due to the Lenders, without preference or priority of such Indebtedness owing to one Lender over another, for (y) all Obligations arising under any Hedging Agreement existing on the Closing Date with respect to or covering Loans under this Agreement in an aggregate amount for all such covered Loans not to exceed at any time $75,000,000 and (z) Obligations arising under any other Hedging Agreement covering Loans under this Agreement; provided that the Lender entering into such Hedging Agreement has delivered a written request for approval of such Hedging Agreement to the Agent and each of the Lenders and the Required Lenders approve such Hedging Agreement (and the failure of any Lender to object in writing to such request within five (5) business days of receipt of such request shall be deemed approval) but excluding for the purposes of this
                  Section 12.1(d)(vii) all

                  Obligations arising under any Hedging Agreements which do not conform to the requirements of subclauses (y) or (z) above (such nonconforming Obligations, the "EXCESS HEDGING AGREEMENT LIABILITY"); and

                           (viii) Eighth, to the payment of Excess Hedging
                  Agreement Liability owing to any of the Lenders without preference or priority of such Indebtedness owing to one Lender over another; and

                           (ix) Ninth, to the payment of the surplus, if any, to
                  the Borrowers, their successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  (e) Notwithstanding anything to the contrary contained herein or in the Security Documents, all Lenders making Floor Plan Loans and all Lenders making Acquisition Loans acknowledge that any proceeds resulting from the sale or other realization of any Collateral (other than amounts already in the Cash Collateral Account) shall be applied in the order described in Section 12.1(d), above, such that all Swing Line Overdraft Loans shall be paid before Floor Plan Loans, all Floor Plan Loans shall be paid before Acquisition Loans, all Acquisition Loans will be paid before any liabilities under any Hedging Agreement Indebtedness conforming to the requirements of Section 12.1(d)(vii), and that all such conforming Hedging Agreement Indebtedness shall be paid before any Excess Hedging Agreement Liability. Such application will be made by the Agent or the Floor Plan Agent based on either of their calculations of all of such Indebtedness and the various classifications thereof, which calculations shall be conclusive absent manifest error. The intent of such classification shall be to create a priority of payments in the order stated notwithstanding that all of said Indebtedness is secured as a group by the Security Documents and the Collateral described therein. All parties hereto recognize that the provisions of Section 12.4 apply to the calculations and distributions made by the Agent and the Floor Plan Agent hereunder.

                  (f) After the occurrence and during the continuance of a Default or an Event of Default, the Required Lenders shall meet to establish written procedures to be taken by the Agent for the protection, collection and enforcement of the Collateral. The Agent shall not act with respect to the Collateral except in accordance with the written procedures as established by the Required Lenders; however, if the Required Lenders fail to agree upon and establish such procedures, and the exigency of the circumstances requires, the Agent, in its sole discretion and in good faith, may (but is not required to) take whatever action it deems necessary to protect and enforce the Collateral or the rights of the Lenders and the Swing Line Bank under the Loan Documents. The Borrowers shall acquire no rights or defenses under this Section 12.1(f).

                  (g) No Lender or the Swing Line Bank may enforce, or demand enforcement of, any rights or Liens with respect to the Collateral except upon the terms and conditions elsewhere stated in this Agreement.

         Section 12.2 Agent's Reliance, Etc.

                  (a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes, the Swing Line Note or any of the other Loan Documents (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its or their own gross negligence or willful misconduct (it being the express intention of the parties hereto that the Agent and its directors, officers, agents and employees shall have no liability for actions and omissions under this Section 12.2 resulting from their sole ordinary or contributory negligence).

                  (b) Without limitation of the generality of the foregoing, the
Agent: (i) may treat the payee of each Note, the Swing Line Note and the Obligations of each Borrower hereunder and the Swing Line Bank, respectively, as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent;
(ii) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender, the Swing Line Bank, or the Floor Plan Agent and shall not be responsible to any Lender, the Swing Line Bank, or the Floor Plan Agent for any statements, warranties or representations made in or in connection with this Agreement, any Note, the Swing Line Note or any other Loan Document; (iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Note, the Swing Line Note or any other Loan Document or to inspect the property (including the books and records) of any Borrower; (v) shall not be responsible to any Lender, the Swing Line Bank or the Floor Plan Agent for the due execution, legality, validity, enforceability, collectability, genuineness, sufficiency or value of this Agreement, any Note, the Swing Line Note, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be responsible to any Lender, the Swing Line Bank or the Floor Plan Agent for the perfection or priority of any Lien securing the Loans; and (vii) shall incur no liability under or in respect of this Agreement, any Note, the Swing Line Note or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

         Section 12.3 Agent and Affiliates; Chase and Affiliates. Without limiting the right of any other Lender or the Swing Line Bank to engage in any business transactions with any Borrower or any of its Affiliates, with respect to their Commitments, the Loans, if any, made by them, the Notes, and the Swing Line Note, if any, issued to them, Chase shall have the same rights and powers under this Agreement, any Note, the Swing Line Note or any of the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Chase in its individual capacity. Chase and its Affiliates may be engaged in, or may hereafter engage in, one or more loan, letter of credit, leasing or other financing activities not the subject of the Loan Documents (collectively, the "OTHER FINANCINGS") with any of Borrowers or any of their Affiliates, or may act as trustee on behalf of, or depository for, or otherwise engage in other business transactions with any of the Borrowers or any of their Affiliates (all Other Financings and other such business transactions being collectively, the "OTHER ACTIVITIES") with no responsibility to account therefor to the Lenders or the Floor Plan Agent. Without limiting the rights and remedies of the Lenders, the Swing Line Bank, or the Floor Plan Agent specifically set forth in the Loan Documents, no other Lender, the Swing Line Bank, nor the Floor Plan Agent shall have any interest in (a) any Other Activities, (b) any present or future guarantee by or for the account of any Borrower not contemplated or included in the Loan Documents, (c) any present or future offset exercised by the Agent in respect of any such Other Activities,
(d) any present or future property taken as security for any such Other Activities or (e) any property now or hereafter in the possession or control of the Agent which may be or become security for the Obligations of any Borrower under the Loan Documents by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; provided, however, that if any payment in respect of such guarantees or such property or the proceeds thereof shall be applied to reduction of the

Obligations evidenced hereunder and by the Notes, then each Lender, the Swing Line Bank and the Floor Plan Agent shall be entitled to share in such application according to its equitable portion of such Obligations.

         Section 12.4 Lenders' Indemnity of Agent.

                  (a) The Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, the Notes, the Swing Line Note or any other Loan Document unless indemnified to the Agent's satisfaction by the Lenders and the Swing Line Bank against loss, cost, liability and expense. If any indemnity furnished to the Agent shall become impaired, the Agent may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Lenders and the Swing Line Bank agree to indemnify the Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective aggregate principal amounts of the Notes and the Swing Line Note then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective Pro Rata Share of Total Commitments, or if no Commitments are outstanding, the respective Pro Rata Share of Total Commitments immediately prior to the time the Total Commitments ceased to be outstanding), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent (or either of them) in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, the Notes, the Swing Line Note and the other Loan Documents (including any action taken or omitted under Article II of this Agreement). Without limitation of the foregoing, each Lender and the Swing Line Bank agrees to reimburse the Agent promptly upon demand for its respective Pro Rata Share of the Total Commitments of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, the Notes, the Swing Line Note and the other Loan Documents to the extent that the Agent is not reimbursed for such expenses by the Borrowers. The provisions of this Section
12.4 shall survive the termination of this Agreement, the payment of the Loans and/or the assignment of any of the Notes and the Swing Line Note.

                  (b) Notwithstanding the foregoing, no Lender or the Swing Line Bank shall be liable under this Section 12.4 to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements due to the Agent resulting from the Agent's gross negligence or willful misconduct. Each Lender and the Swing Line Bank agrees, however, that it expressly intends, under this Section 12.4, to indemnify the Agent ratably as aforesaid for all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements arising out of or resulting from the Agent's sole ordinary or contributory negligence.

         Section 12.5 Lender Credit Decision. Each Lender and the Swing Line Bank acknowledges that it has, independently and without reliance upon the Agent, the Floor Plan Agent or any other Lender or the Swing Line Bank and based on the financial statements most recently delivered under either referred to in
Section 7.5 or Section 9.5 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Swing Line Bank also acknowledges that it will, independently and without reliance upon the Agent, the Floor Plan Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the other Loan Documents, any related agreement or any document furnished hereunder.

         Section 12.6 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided herein, the Agent may resign at any time by giving thirty (30) days written notice thereof to the Lenders, the Swing Line Bank, the Floor Plan Agent and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, subject, prior to the occurrence and continuance of a Default or an Event of Default to the approval of the Company, which approval shall not be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Lenders, approved by the Company, prior to the occurrence and continuance of a Default or an Event of Default and shall have accepted such appointment, all within thirty
(30) calendar days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any state thereof and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000). Upon the acceptance of any appointment as Agent hereunder and under the Notes by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After any retiring Agent's resignation as the Agent hereunder and under the Notes, the provisions of this ARTICLE XII and
Section 13.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the Notes.

         Section 12.7 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent shall have received notice from a Lender, the Swing Line Bank, the Floor Plan Agent or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default" or "notice of event of default," as applicable. If the Agent receives such a notice, the Agent shall give notice thereof to the Lenders, the Swing Line Bank and the Floor Plan Agent and, if such notice is received from a Lender, the Swing Line Bank or the Floor Plan Agent, the Agent shall give notice thereof to the other Lenders, the Swing Line Bank and the Company. The Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in Section 12.1 and Section 12.2.

         Section 12.8 Authorization and Action of the Floor Plan Agent.

                  (a) In order to expedite the various transactions contemplated by this Agreement, each Lender, the Swing Line Bank and the Agent hereby irrevocably appoint and authorize Comerica Bank to act as Floor Plan Agent on its behalf. Each of the Lenders, the Swing Line Bank and the Agent, and each subsequent holder of any Note or the Swing Line Note by its acceptance thereof, hereby irrevocably authorizes and directs the Floor Plan Agent to take such action and to exercise such powers hereunder as are specifically delegated to or required of the Floor Plan Agent by the terms and provisions hereof, together with such powers as are reasonably incidental thereto. The Floor Plan Agent may perform any of its duties hereunder by or through its agents and employees. The duties of the Floor Plan Agent shall be mechanical and administrative in nature; the Floor Plan Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender, the Swing Line Bank or the Agent; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Floor Plan Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. The Floor Plan Agent is hereby expressly authorized on behalf of the Lenders to (i) receive and distribute funds, (ii) to receive and distribute all notices and agreements and other material and (iii) to take all actions and perform such duties and make such determinations, all as provided in this Agreement. As to any matters not expressly provided for by this Agreement or any Loan Document, the Floor Plan Agent

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shall not be required to exercise any discretion or take any action, but shall not be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders, the Swing Line Bank, the Agent and all holders of Notes and the Swing Line Note and the Loans and the Floor Plan Agent; provided, however, that the Floor Plan Agent shall not be required to take any action which exposes it to personal liability or which is contrary to this Agreement or applicable law.

                  (b) To the extent that any proceeds of the Motor Vehicles constituting Collateral includes notes or other instruments evidencing any monetary obligation to, or interest of, any Borrower, such Borrower shall deliver or cause to be delivered to the Floor Plan Agent letters, executed by such Borrower and approved by counsel for the Floor Plan Agent, notifying the obligors to make payments directly to the Floor Plan Agent, such letters to be held by the Floor Plan Agent and sent to such obligors at its discretion. All payments and proceeds of every kind from such Motor Vehicles constituting Collateral, when directly received by the Floor Plan Agent (whether from payments on or with respect to proceeds of Motor Vehicles constituting Collateral, from foreclosure and sale to third parties, from sale of Motor Vehicles constituting Collateral subsequent to a foreclosure at which the Floor Plan Agent or another Lender was the purchaser, or otherwise) shall be, except as otherwise expressly provided hereinafter, applied to the Obligations in the manner set forth in Section 12.1(d).

         Section 12.9 Floor Plan Agent's Reliance, Etc.

                  (a) Neither the Floor Plan Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement (i) with the consent or at the request of the Required Lenders acting by and through the Agent or (ii) in the absence of its or their own gross negligence or willful misconduct (it being the express intention of the parties hereto that the Floor Plan Agent and its directors, officers, agents and employees shall have no liability for actions and omissions under this Section 12.9 resulting from their sole ordinary or contributory negligence).

                  (b) Without limitation of the generality of the foregoing, the Floor Plan Agent: (i) may treat the Agent as Agent hereunder until the Floor Plan Agent receives written notice of the appointment of a successor Agent as provided in Section 12.6; (ii) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender, the Swing Line Bank or the Agent and shall not be responsible to any Lender, the Swing Line Bank or the Agent for any statements, warranties or representations made in or in connection with this Agreement; (iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or to inspect the property (including the books and records) of any Borrower; (v) shall not be responsible to any Lender, the Swing Line Bank or the Agent for the due execution, legality, validity, enforceability, collectibility, genuineness, sufficiency or value of this Agreement, or any other instrument or document furnished pursuant hereto or thereto; (vi) except as otherwise expressly provided herein shall not be responsible to any Lender, the Swing Line Bank or the Agent for the perfection or priority of any Lien securing the Loans; and
(vii) shall incur no liability under or in respect of this Agreement, by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

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         Section 12.10 Floor Plan Agent and Affiliates; Comerica Bank and
Affiliates. Without limiting the right of any other Lender, the Swing Line Bank or the Agent to engage in any business transactions with any Borrower or any of its Affiliates, with respect to their Commitments, the Loans, if any, made by them and the Notes, if any, issued to them, Comerica Bank shall have the same rights and powers under this Agreement, any Note, the Swing Line Note or any of the other Loan Documents as any other Lender and may exercise the same as though it were not the Floor Plan Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Comerica Bank in its individual capacity. Unless prohibited hereby, Comerica Bank and its Affiliates may be engaged in, or may hereafter engage in, one or more Other Financings with the Company, any other Borrower or any of their Affiliates, or may act as trustee on behalf of, or depository for, or otherwise engage in Other Activities with no responsibility to account therefor to the Lenders or the Agent. Without limiting the rights and remedies of the Lenders or the Agent specifically set forth in the Loan Documents, no other Lender nor the Agent shall have any interest in (a) any Other Activities, (b) any present or future guarantee by or for the account of any of the Borrowers not contemplated or included in the Loan Documents, (c) any present or future offset exercised by the Floor Plan Agent in respect of any such Other Activities, (d) any present or future property taken as security for any such Other Activities or (e) any property now or hereafter in the possession or control of the Floor Plan Agent which may be or become security for the Obligations of the Borrowers under the Loan Documents by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; provided, however, that if any payment in respect of such guarantees or such property or the proceeds thereof shall be applied to reduction of the Obligations evidenced hereunder and by the Notes or the Swing Line Note, then each Lender and the Swing Line Bank shall be entitled to share in such application according to its equitable portion of such Obligations.

         Section 12.11 Floor Plan Agent's Indemnity.

                  (a) The Floor Plan Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, the Notes, the Swing Line Note, or any other Loan Document unless indemnified to the Floor Plan Agent's satisfaction by the Lenders and the Swing Line Bank, against loss, cost, liability and expense. If any indemnity furnished to the Floor Plan Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Lenders and the Swing Line Bank agree to indemnify the Floor Plan Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective aggregate principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective Pro Rata Share of Total Commitments, or if no Commitments are outstanding, the respective Pro Rata Share of Total Commitments immediately prior to the time the Total Commitments ceased to be outstanding), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Floor Plan Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Floor Plan Agent under this Agreement, the Notes, the Swing Line Note and the other Loan Documents (including action taken or omitted under ARTICLE II or ARTICLE IV of this Agreement). Without limitation of the foregoing, each Lender and the Swing Line Bank agrees to reimburse the Floor Plan Agent promptly upon demand for its respective Pro Rata Share of the Total Commitments of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Floor Plan Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, the Notes, the Swing Line Note and the other Loan Documents to the extent that the Floor Plan Agent is not reimbursed for such expenses by the Borrowers. The

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provisions of this Section 12.11 shall survive the termination of this
Agreement, the payment of the Loans and/or the assignment of any of the Notes or the Swing Line Note.

                  (b) Notwithstanding the foregoing, no Lender nor the Swing Line Bank shall be liable under this Section 12.11 to the Floor Plan Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements due to the Floor Plan Agent resulting from the Floor Plan Agent's gross negligence or willful misconduct. Each Lender and the Swing Line Bank agrees, however, that it expressly intends, under this Section 12.11, to indemnify the Floor Plan Agent ratably as aforesaid for all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements arising out of or resulting from the Floor Plan Agent's sole ordinary or contributory negligence.

         Section 12.12 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Floor Plan Agent, the Agent or any other Lender and based on the financial statements referred to in Section
7.5 and Section 9.5 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Swing Line Bank also acknowledges that it will, independently and without reliance upon the Floor Plan Agent, the Swing Line Bank, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the other Loan Documents, any related agreement or any document furnished hereunder.

         Section 12.13 Successor Floor Plan Agent. Subject to the appointment and acceptance of a successor Floor Plan Agent as provided herein, the Floor Plan Agent may resign at any time by giving written thirty (30) days notice thereof to the Lenders, the Agent and the Company. Prior to the effectiveness of the termination of the existing Floor Plan Agent, the Floor Plan Agent shall also be terminated as Swing Line Bank and all Swing Line Loans, Swing Line Overdraft Loans outstanding as of such date and all amounts funded by the Floor Plan Agent pursuant to Section 2.11 hereof shall be purchased by the Successor Floor Plan Agent, and all of the obligations of the Floor Plan Agent pursuant to any drafting agreements issued by the Floor Plan Agent pursuant to Section 2.8 hereof shall have been irrevocably assumed by the Successor Floor Plan Agent, and the Successor Floor Plan Agent shall have agreed to indemnify the existing Floor Plan Agent in connection with any costs, liabilities or obligations arising out of, or in any way connected with, the transfer of such drafting agreements to the Successor Floor Plan Agent. Upon any such resignation or termination, the Required Lenders shall have the right to appoint a successor Floor Plan Agent, subject to the approval of the Company, which approval shall not be unreasonably withheld. If no successor Floor Plan Agent shall have been so appointed by the Required Lenders, approved by the Company and shall have accepted such appointment, all within thirty (30) calendar days after the resignation or termination of the Floor Plan Agent, then the Agent shall, on behalf of the Lenders, appoint a successor Floor Plan Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any state thereof and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000). Upon the acceptance of any appointment as Floor Plan Agent hereunder, such successor Floor Plan Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Floor Plan Agent, and the retiring Floor Plan Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Floor Plan Agent's resignation as the Floor Plan Agent hereunder, the provisions of this ARTICLE XII and Section 13.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Floor Plan Agent under this Agreement.

         Section 12.14 Notice of Default. The Floor Plan Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Floor Plan Agent shall have received notice from a Borrower, a Lender or the Swing Line Bank, stating that such Default or Event of Default has occurred and stating that such notice is a "notice of default or "notice of event of default", as applicable. If the Floor Plan Agent receives such a notice, the Floor Plan Agent shall give notice thereof to the Lenders, the Swing Line Bank and the Agent. If the Floor Plan Agent receives such a notice, the Floor Plan Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in
Section 12.8 and Section 12.9.

         Section 12.15 Documentation Agent. The Lender identified on the facing page or signature pages of this Agreement as Documentation Agent shall not have any right, power, obligation, liability or responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, the Lender so identified shall neither have nor be deemed to have any fiduciary relations with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified in deciding to enter into this Agreement or in taking any action hereunder.

                                 ARTICLE XIII.
                                  MISCELLANEOUS

         Section 13.1 Notices, Etc. The Agent, any Lender, or the holder of any of the Notes or Loans, the Floor Plan Agent, and the Swing Line Bank giving consent or notice or making any request of the Company or any of the other Borrowers provided for hereunder, shall notify each Lender, the Floor Plan Agent and the Agent thereof. In the event that the holder of any Note (including any Lender) shall transfer such Note, it shall promptly so advise the Agent which shall be entitled to assume conclusively that no transfer of any Note has been made by any holder (including any Lender) unless and until the Agent receives written notice to the contrary. All notices, consents, requests, approvals, demands and other communications (collectively, "COMMUNICATIONS") provided for herein shall be in writing (including telecopy Communications) and mailed, telecopied or delivered:

                  (a) if to the Company, at 950 Echo Lane, Suite #100, Houston, TX 77024, Attention: Scott Thompson, Chief Financial Officer, Telecopy No. (713) 467-6468, Telephone No. 713-647-5700;

                  (b) if to the Borrowers, or any individual Borrower, at the address of the Company specified in Section 13.1(a) above;

                  (c) if to the Agent, at 712 Main Street, 8 CBBN-78, Houston, TX 77002, Attention: H. David Jones, Vice President, Telecopy No. (713) 216-6004, Telephone No. (713) 216-4940, with a copy to JPMorgan Chase Bank, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention: Ms. Rese Comley, Loan and Agency Services, Telecopy No. (713) 750-2732, Telephone No. (713) 750-2736;

                  (d) if to any Lender, as specified on the signature page for such Lender hereto or, in the case of any Person who becomes a Lender after the date hereof, as specified on the Assignment and Acceptance executed by such Person or in the Administrative Questionnaire delivered by such Person or;

                  (e) in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties;

                  (f) if to the Floor Plan Agent, at Comerica Bank National Dealer Services, One Shell Plaza, 910 Louisiana, Suite 300, Houston, TX 77002,
Attention: Steve Waller, Telecopy No. 713-220-5540, Telephone No. 713-220-5547.

All Communications shall, when mailed, telecopied or delivered, be effective when (i) mailed by certified mail, return receipt requested to any party at its address specified above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other address designated by such party in a Communication to the other parties hereto), or (ii) telecopied to any party to the telecopy number set forth above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other telecopy number designated by such party in a Communication to the other parties hereto) and confirmed by a transmission report verifying the correct telecopier number and number of pages and that such transmission was well transmitted, or (iii) delivered personally to any party at its address specified above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other address designated by such party in a Communication to the other parties hereto); provided, however, Communications to the Agent pursuant to
Article VI or Article XI shall not be effective until received by the Agent.

         Section 13.2 Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes evidencing such Loans and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any Commitment Fees or any other fee or amount payable under the Notes or this Agreement is outstanding and unpaid and so long as the Commitments of the Lenders have not been terminated.

         Section 13.3 Successors and Assigns; Participations.

                  (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Agent, the Floor Plan Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Except as permitted by Section 10.3, no Borrower may assign or transfer any of its rights or Obligations hereunder without the prior written consent of all the Lenders.

                  (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including a portion of its Commitment and the same portion of the Loans at the time owing to it and the Note held by it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, the Company (except during the continuance of an Event of Default) and the Agent must give their prior written consent by countersigning the Assignment and Acceptance (which consent shall not be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations to this Agreement, and be pro rata between the Acquisition Loan Commitment of such Lender and the Floor Plan Loan Commitment of such Lender, (iii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall (A) be equal to the entire amount of the Commitment of the assigning Lender or (B) if not equal to the entire amount of the Commitment of the assigning Lender, in no event be less than Five Million Dollars ($5,000,000) and shall be in an amount which is an integral multiple of One Million Dollars ($1,000,000); provided, however, for purposes of this Section 13.3(b), that the retained Commitment of the assigning Lender may not be less than Five Million Dollars ($5,000,000),
(iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance substantially in the form of Exhibit 13.3(b) hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Note subject to such assignment and the assignor shall pay a processing and recordation fee of Three Thousand Dollars ($3,000) payable by the Lender's assignor thereunder, and (v) the assignee shall deliver to the Agent an Administrative Questionnaire. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be no later than five (5) Business Days after the execution thereof unless otherwise agreed to by the assigning Lender, the Eligible Assignee thereunder and the Agent, (x) the assignee thereunder shall be a party hereto and under the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents and (y) the Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty contained in Section 5.14 and that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers or the performance or observance by any of the Borrowers of any of their Obligations under this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements most recently delivered under either in Section 7.5 or
Section 9.5 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such Lender's assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee and can make the representation contained in Section 5.14 and has, to the extent required, complied with the covenants contained therein; (vi) such assignee appoints and authorizes the Agent and the Floor Plan Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent and the Floor Plan Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Agent shall maintain at its address referred to in
Section 13.1 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of demonstrable error, and the Borrowers and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement and the Loan Documents. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with the Note subject to such assignment, the processing and recordation fee referred to in Section 13.3(b) and, if required, the Company's written consent to such assignment, the Agent shall (subject to the consent of the Company to such assignment, if required), if such Assignment and Acceptance has been completed and is in the form of Exhibit 13.3(b), (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company and the Lenders. Within five (5) Business Days after receipt of notice, the Company, at its own expense, shall execute and deliver and shall cause each of the other Borrowers to execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the assigning Lender's Commitment assumed by it pursuant to such Assignment and Acceptance, and a new Note to the order of the assigning Lender in an amount equal to the portion of its Commitment retained by the assigning Lender hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit 1.1C. Each canceled Note shall be promptly returned to the Company.

                  (f) Each Lender may without the consent of any Borrower or the Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it and the Note held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the cost protection provisions and Tax indemnities contained in Article V only to the same extent that the Lender from which such participating bank or other entity acquired its participation would be entitled to the benefit of such cost protection provisions and Tax indemnities and (iv) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the Obligations of any of the Borrowers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers with respect to any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, or the dates fixed for payments of principal of or interest on the Loans).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower furnished to such Lender by or on behalf of any of the Borrowers; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree (subject to customary exceptions, including without limitation the provisions of Section 13.19) to preserve the confidentiality of any confidential information relating to any Borrower received from such Lender.

                  (h) Anything in this Section 13.3 to the contrary notwithstanding, any Lender may at any time, without the consent of any Borrower or the Agent, assign and pledge all or any portion of its Commitment and the Loans owing to it to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (i) All transfers of any interest in any Note hereunder shall be in compliance with all federal and state securities laws, if applicable. Notwithstanding the foregoing sentence, however, the parties to this Agreement do not intend that any transfer under this Section
13.13 be construed as a "purchase" or "sale" of a "security" within the meaning of any applicable federal or state securities laws.

         Section 13.4 Expenses of the Lenders; Indemnity.

                  (a) The Borrowers agree to pay all reasonable out-of-pocket expenses reasonably incurred by the Agent and the Floor Plan Agent in connection with the preparation of this Agreement, the Notes and the other Loan Documents or with any amendments, modifications or waivers of the provisions hereof (whether or not the transactions hereby contemplated shall be consummated) or reasonably incurred by the Agent, the Floor Plan Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement or with the Loans made or the Notes issued hereunder, including the reasonable fees and disbursements of the counsel for the Agents and Bodman, Longley & Dahling, LLP, special counsel for the Floor Plan Agent, and, in connection with such enforcement or protection, the reasonable fees and disbursements of other counsel for any Lender, including allocated staff counsel costs for any Lender that elects to use the services of staff counsel in lieu of outside counsel. The Borrowers agree to indemnify the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the Notes or other Loan Documents.

                  (b) THE BORROWERS EACH AGREE TO INDEMNIFY THE AGENT, THE FLOOR PLAN AGENT AND THE LENDERS AND THEIR AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND TO HOLD THE LENDERS AND SUCH OTHER INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING REASONABLE COUNSEL FEES AND EXPENSES, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN ANY WAY CONNECTED WITH, OR AS A RESULT OF (I) THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES HERETO AND THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER AND THEREUNDER (INCLUDING THE MAKING OF THE COMMITMENT OF EACH LENDER) AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, (II) THE USE OF PROCEEDS OF THE LOANS OR (III) ANY CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER OR NOT ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY LENDER, APPLY TO ANY SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES THAT ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. THE BORROWERS AGREE, HOWEVER, THAT THEY EXPRESSLY INTEND TO INDEMNIFY EACH INDEMNITEE FROM AND HOLD EACH OF THEM HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES ARISING OUT OF THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR TO ANY OF THE FOREGOING ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE AGENT OR THE FLOOR PLAN AGENT.

                  (c) The provisions of this Section 13.4 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any Note, or any investigation made by or on behalf of any Lender. All amounts due under this Section 13.4 shall be payable within ten (10) days following receipt by the Company of a detailed invoice or statement setting forth in reasonable detail the basis of such claim and the amounts so expended or lost or the amount of damages so incurred.

                  (d) No Indemnitee may settle any claim to be indemnified without prior written notice to the Company; provided however, failure to provide such prior written notice shall in no way affect the settlement of such claims.

                  (e) In the case of any indemnification hereunder, the Indemnitee shall give notice to the Company of any such claim or demand being made against the Indemnitee and the Company may participate in such proceeding at its own expense if legal counsel to the Company is acceptable to the Agent.

         Section 13.5 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and the Swing Line Bank are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Swing Line Bank or any branch Subsidiary or Affiliate thereof to or for the credit or the account of the Borrowers against any of and all the Obligations of the Borrowers now or hereafter existing under this Agreement and the Note held by such Lender and the Swing Line Bank, respectively, according to their respective rights as otherwise provided herein, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Note and although such Obligations may be unmatured. Each Lender and the Swing Line Bank agree promptly to notify the Borrowers after any such setoff and application, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and the Swing Line Bank under this Section 13.5 are in addition to other rights and remedies (including other rights of setoff) which such Lender and the Swing Line Bank may have under applicable law. Each Lender hereby specifically agrees that in order to ensure that it has control over said deposit accounts (as defined in the UCC), it will act in accordance with the instructions from the Administrative Agent in regard to the disposition of the funds in said deposit accounts without further consent from any Borrower.

         Section 13.6 Governing Law; Jurisdiction.

                  (a) This Agreement, the Notes, the other Loan Documents and all other documents executed in connection herewith, shall be deemed to be contracts and agreements executed by the Borrowers, the Agent, the Floor Plan Agent and the Lenders under the laws of the State of Texas and of the United States of America and for all purposes shall be governed by, and construed and interpreted in accordance with, the laws of said state and of the United States of America. Without limitation of the foregoing, nothing in this Agreement, the Notes or the other Loan Documents shall be deemed to constitute a waiver of any rights which any Lender may have under applicable federal legislation relating to the amount of interest which such Lender may contract for, take, receive, or charge in respect of any Loans, including any right to contract for, take, receive, reserve and charge interest at the rate allowed by the law of the state where such Lender is located. If and to the extent the laws of the State of Texas are applicable for purposes of determining the Highest Lawful Rate, such term shall mean the "weekly ceiling" from time to time in effect under Section 303 of the Texas Finance Code, as amended

(the "ACT"), or, if permitted by applicable law and effective upon the giving of the notices required by the Act (or effective upon any other date otherwise specified by applicable law), the "monthly", "quarterly" or "annualized" ceiling from time to time in effect under the Act, whichever Agent shall elect to substitute for the "weekly ceiling," and vice versa, each such substitution to have the effect provided in the Act, and Agent shall be entitled to make such election from time to time one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with the Act. The provisions of Chapter 346 of the Texas Finance Code, as amended, do not apply to this Agreement or any Note issued hereunder.

                  (b) Each Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Houston or County of Harris, Texas, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Collateral is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Obligations. Each Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the City of Houston or County of Harris, Texas may be made by certified or registered mail, return receipt requested, directed to such Borrower at its address stated in Section 13.1, or at a subsequent address of which the Agent received actual notice from such Borrower in accordance with this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Each Borrower, to the extent it is not qualified to do business in Texas, hereby irrevocably designates, appoints and empowers the Company, with offices at 950 Echo Lane, Suite #100, Houston, Texas 77024, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceedings.

         Section 13.7 Waivers; Amendments.

                  (a) No failure or delay of the Agent, the Floor Plan Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Floor Plan Agent and the Lenders hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement, the Notes or the other Loan Documents or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be authorized as provided in Section 13.7(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances. Each holder of any Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

                  (b) Neither this Agreement, any Note, any Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to a written agreement or agreements entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) change the principal amount of, or extend or advance the maturity of or any date for the payment of any principal of or interest on, any Loan, or waive or excuse any such payment or any part thereof, or, except as provided in this Agreement, decrease the rate of interest on any Loan, or the amount of any fees payable to any Lender without the written consent of each Lender affected thereby, (ii) change the Commitment of any Lender without the written consent of such Lender or change the Commitment Fees of any Lender without the written consent of each Lender, or change the amount of the Total Commitment without the consent of each Lender (except in accordance with Section 5.18), (iii) release or defer the granting or perfecting of a Lien in any Collateral or release any guaranty or similar undertaking provided by any Person or modify any indemnity provided to the Lenders hereunder or under the other Loan Documents without the written consent of each Lender; provided however the Agent or the Floor Plan Agent, as the case may be, shall be entitled to release any Collateral or any guaranty which a Borrower is permitted to sell or transfer or otherwise release under the terms of this Agreement or any Loan Document without notice to or any further action or consent of the Lenders; or (iv) amend or modify the provisions of this Section 13.7, Section 13.3(a), Section 4.6(b),
Section 12.1(d), Section 10.1(m)(iii), Section 6.7(a) or the definition of the "Required Lenders" without the written consent of each Lender; and provided further that no such agreement shall amend, modify, waive or otherwise affect the rights or duties of the Agent or the Floor Plan Agent hereunder without the written consent of the Agent or the Floor Plan Agent, respectively; and provided further that no such agreement shall (i) amend or modify or waive any default with respect to the provisions of Section 5.18, Section 10.1(m) (except for Section 10.1(m)(iii)), the definition of "Permitted New Vehicle Floor Plan Indebtedness," the definition of "Subordinated Indebtedness," Section 10.13(a),
Section 10.14, Section 10.15, Section 10.16 or Section 10.17 except pursuant to a written agreement entered into by the Borrowers and the Supermajority Lenders. Notwithstanding the foregoing, the Agent may execute and deliver to any Borrower releases of chattel paper sold to any provider of Permitted New Vehicle Floor Plan Indebtedness in accordance with the terms of the intercreditor agreement executed in connection herewith between the Agent and any such provider. Each Lender and each holder of any Note shall be bound by any modification or amendment authorized by this Section 13.7 regardless of whether its Note shall be marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this Section 13.7 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall be so marked.

         Section 13.8 Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount contracted for, charged, paid, or otherwise agreed to be paid, or received to the Agent or any Lender for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything in this Agreement, any Note or any other Loan Document to the contrary notwithstanding, none of the Borrowers shall ever be required to pay unearned interest on any Note and shall never be required to pay interest on such Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Agreement, such Note and the other Loan Documents would exceed the Highest Lawful Rate, or if the holder of such Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Borrowers under this Agreement, such Note or Loan Document to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by the Borrowers under this Agreement, such Note or any Loan Document shall be reduced to the amount allowed under applicable law, and (b) any unearned interest paid by the Borrowers or any interest paid by the Borrowers in excess of the Highest Lawful Rate shall be credited on the principal of such Note (or, if the principal amount of such Note shall have been paid in full, refunded to the Borrowers). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by any Lender under the Notes held by it, or under this Agreement, are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to such Lender (such Highest Lawful Rate being such Lender's "MAXIMUM PERMISSIBLE RATE"), and shall be made, to the extent permitted by usury laws applicable to such Lender (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by said Notes all interest at any time contracted for, charged or received by such Lender in connection therewith. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at such Lender's Maximum Permissible Rate pursuant to this Section 13.8 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at such Lender's Maximum Permissible Rate, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at such Lender's Maximum Permissible Rate until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 13.8.

         Section 13.9 Severability; Conflicts.

                  (a) In the event any one or more of the provisions contained in this Agreement, the Notes or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  (b) In the event any of the terms and provisions of any other Loan Document are inconsistent with the terms and provisions set forth in this Agreement, the terms and provisions set forth in this Agreement shall prevail.

         Section 13.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 13.11.

         Section 13.11 Binding Effect. This Agreement shall become effective on the Closing Date, and thereafter shall be binding upon and inure to the benefit of each Borrower, the Agent, the Floor Plan Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein except as provided in
Section 13.3(a).

         Section 13.12 Further Assurances. Each Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications and additional agreements, undertakings, transfers, assignments, financing statements or other assurances, and take any and all such other action, as the Agent or the Floor Plan Agent may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, the Obligations of the Borrowers thereunder or for better assuring and confirming unto the Lenders all or any part of the security for any of such Obligations.

         Section 13.13 Subsidiary Solvency Savings Clause. Each of the Borrowers acknowledges the receipt and acceptance of valuable consideration as of the Closing Date and thereafter in connection with this Agreement; and each Borrower further acknowledges and agrees that the direct benefits and enrichment it derives from being a party to this Agreement constitute a reasonably equivalent value to it in exchange for the joint and several liability it has incurred pursuant to this the Agreement. Further, each of the Borrowers acknowledges the interdependence by and among the other Borrowers in successfully carrying out their business operations. Each of the Borrowers represents that it is solvent prior to entering into this Agreement and that the transactions completed hereby will not render it insolvent; provided, however in the event that the Indebtedness incurred by any Borrower pursuant to this Agreement or the transactions contemplated hereby would constitute a "fraudulent transfer" as to any such Borrower under Section 548 of the Federal Bankruptcy Code or pursuant to any applicable state law governing "fraudulent transfers" because such Borrower is deemed to have become insolvent as a result of incurring such Indebtedness, then, in such event, the liability of any such Borrower hereunder shall be deemed for all purposes to be equal to one dollar less than that amount of Indebtedness which would not render such Borrower insolvent.

         Section 13.14 Joint and Several Liability and Related Matters.

                  (a) Each of Floor Plan Borrowers other than the Company authorizes the Company with full power and authority as attorney-in-fact, to execute and deliver Requests for Borrowings, requests for issuance of Letters of Credit and each other instrument, certificate and report to be delivered by any Floor Plan Borrower to the Agent, the Floor Plan Agent and the Lenders pursuant to this Agreement or any Loan Document. Each of the Floor Plan Borrowers other than the Company agrees that it shall be bound by any action taken by the Company on its behalf pursuant to such appointment.

                  (b) The obligations of each of the Ford Borrowers under this Agreement and the Loan Documents shall be joint and several only with all other Ford Borrowers and the liability of each of the Ford Borrowers shall be limited to an amount equal to the Ford Borrower Liability Amount and the Collateral of all Ford Borrowers granted or pledged to the Agent for the benefit of the Lenders to secure the Obligations shall secure only that portion of the Obligations attributable to all of the Ford Borrowers as hereinabove provided. The obligations of each of the GM Borrowers under this Agreement and the Loan Documents shall be joint and several with all the Borrowers and (except as provided in the GM Borrower Guaranty executed by each of the GM Borrowers) the liability of each of the GM Borrowers shall be limited to an amount equal to the GM Borrower Liability Amount and the Collateral of all GM Borrowers granted or pledged to the Agent for the benefit of the Lenders to secure the Obligations shall secure only that portion of the Obligations attributable to all of the GM Borrowers as hereinabove provided. Subject to Section 13.13, the obligations of all other Borrowers under this Agreement and the other Loan Documents are joint and several and not limited in any way whatsoever.

                  (c) Except as herein provided, each Borrower acknowledges and agrees that it is the intent of the parties that each Borrower be primarily liable for the obligations as a joint and several obligor. It is the intention of the parties that, except as herein provided, with respect to liability of any Borrower hereunder arising solely by reason of its being jointly and severally liable for Loans and Letter of Credit Obligations and other extensions of credit taken by other Borrowers, the obligations of such Borrower shall be absolute, unconditional and irrevocable irrespective of:

                           (i) any lack of validity, legality or enforceability
                  of this Agreement, any Note or any Loan Document as to any other Borrower;

                           (ii) the failure of any Lender or any holder of any
                  Note:

                                    (A) to enforce any right or remedy against
                           any Borrower or any other Person (including any surety) under the provisions of this Agreement, such Note or otherwise, or

                                    (B) to exercise any right or remedy against
                           any surety of, or Collateral securing, any obligations;

                           (iii) any change in the time, manner or place of
                  payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligations;

                           (iv) any reduction, limitation, impairment or
                  termination of any Obligations with respect to any other Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Borrower hereby waives any right to or claim of) any defense (other than the defense of payment in full of the Obligations) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations with respect to any other Borrower;

                           (v) any addition, exchange, release, surrender or
                  nonperfection of any Collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, held by any Lender or any holder of the Notes securing any of the Obligations; or

                           (vi) any other circumstance which might otherwise
                  constitute a defense (other than the defense of payment in full of the Obligations) available to, or a legal or equitable discharge of, any other Borrower, any surety or any guarantor.


                  (d) Each Borrower agrees that its liability hereunder including, without limitation, any joint and several liability of such Borrower, shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must be restored by any Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower as though such payment had not been made.

                  (e) Each Borrower hereby expressly waives: (i) notice of the Lenders' acceptance of this Agreement; (ii) notice of the existence or creation or non payment of all or any of the Obligations other than notices expressly provided for in this Agreement; (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever other than notices expressly provided for in this Agreement; and (iv) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing, subject, however, in the case of Collateral in the possession of the Agent or a Lender to such Person's duty to use reasonable care in the custody and preservation of such Collateral.

                  (f) No delay on any of the Lenders' part in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any of the Lenders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of any of the Lenders permitted hereunder shall in any way affect or impair any such Lenders' rights or any Borrower's Obligations under this Agreement.

                  (g) Each Borrower hereby represents and warrants to each of the Lenders that it now has and will continue to have independent means of obtaining information concerning the Borrowers' affairs, financial condition and business. The Lenders shall not have any duty or responsibility to provide any Borrower with any credit or other information concerning the Borrowers' affairs, financial condition or business which may come into the Lenders' possession.

         Section 13.15 WAIVER OF JURY TRIAL. THE LENDERS, THE AGENT, THE FLOOR PLAN AGENT AND EACH OF THE BORROWERS AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE LENDERS, THE AGENT, FLOOR PLAN AGENT NOR ANY OF THE BORROWERS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS, THE AGENT, THE FLOOR PLAN AGENT OR ANY OF THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         Section 13.16 Loans Under Prior Credit Agreement. On the Closing Date:

                  (a) the Company shall pay all accrued and unpaid commitment fees outstanding under the Fourth Amended and Restated Agreement for the account of each "lender" under the Fourth Amended and Restated Agreement;

                  (b) each Letter of Credit outstanding under the Fourth Amended and Restated Agreement shall be deemed to have been issued under this Agreement without further consideration or any fees under the Fourth Amended and Restated Agreement or this Agreement; and

                  (c) each Drafting Agreement outstanding under the Prior Agreements shall be deemed to have been issued under this Agreement; and

                  (d) each of the Borrowers hereto acknowledges and affirms the security interests and Liens granted by it under each of the Security Documents to which it is a party; and

                  (e) the Fourth Amended and Restated Agreement and the Commitments thereunder shall terminate and be superseded by this Agreement.

                  (f) The Obligations of the Company hereunder are in renewal and extension of the obligations and indebtedness of the Company under the Prior Agreements.

         Section 13.17 Designated Senior Debt. The parties hereto agree that the Obligations shall constitute and the Company hereby designates the Obligations as "Designated Senior Debt" pursuant to that certain First Supplemental Indenture dated March 5, 1999, among the Company as Lessor, the Subsidiary Guarantors named therein and IBJ Whitehall Bank & Trust Company as Trustee.

         Section 13.18 FINAL AGREEMENT OF THE PARTIES. THIS WRITTEN AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO), THE NOTES, THE AGENT'S LETTER, THE FLOOR PLAN AGENT'S LETTER AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.2(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 13.19 Confidentiality. In the event that the Company or any of its Subsidiaries provides to the Agent, the Floor Plan Agent or any Lender, written confidential information belonging to the Company or any of its Subsidiaries that is denominated in writing as "confidential," the Agent, the Floor Plan Agent, and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information, including without limitation, non-disclosure of such information to any of such Agent's, Floor Plan Agent's or Lender's Affiliates who may be competitors of the Company and its Subsidiaries in the business of acquiring and/or consolidating automotive dealerships. The obligation of confidence under this Section 13.19 shall not apply to such portions of the information which (i) are in the public domain,
(ii) hereafter become part of the public domain without the Agent, the Floor Plan Agent or any Lender breaching its obligation of confidence hereunder, (iii) are previously known by such Agent, Floor Plan Agent or Lender from some source other than the Company, (iv) are hereafter obtained by or available to such Agent, Floor Plan Agent or Lender from a third party who owes no obligation of confidence to the Company and its Subsidiaries with respect to such information or through any other means other than through disclosure by the Company or its Subsidiaries, (v) must be disclosed either pursuant to any requirement of any Governmental Authority or to Persons regulating or claiming regulatory authority over the activities of such Agent, Floor Plan Agent or Lender, or (vi) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration, or governmental proceeding. Notwithstanding anything herein to the contrary, confidential information shall not include, and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and 'tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure. Further, the Agent, the Floor Plan Agent and the Lenders may disclose any such information to any other Lender, participants and prospective assignees and participants who agree to be bound by the terms of this Section 13.19, Affiliates of such Lender who are not competitors of the Company and its Subsidiaries in the business of acquiring and/or consolidating automotive dealerships, any independent certified public accountants and any legal counsel employed by such Person in connection with this Agreement or any

Security Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder; provided, however, that the Agent, Floor Plan Agent or such Lender imposes on the Person to whom such information is disclosed the same obligation to maintain the confidentiality of such information as is imposed upon it hereunder.

                                      * * *

                          Signatures on Separate Pages

         IN WITNESS HEREOF, the Borrowers, the Lenders, the Agent and the Floor Plan Agent have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


BORROWERS:                    GROUP 1 AUTOMOTIVE, INC.,
                              a Delaware corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: Executive Vice President



                              GROUP 1 REALTY, INC., a Delaware corporation; GROUP 1 FL HOLDINGS, INC., a Delaware corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: President







                       SIGNATURE PAGE TO CREDIT AGREEMENT
                                      -108-

                              BOB HOWARD AUTOMOTIVE-EAST, INC., an Oklahoma corporation;
                              BOB HOWARD AUTOMOTIVE-H, INC., an Oklahoma corporation;
                              BOB HOWARD CHEVROLET, INC., an Oklahoma
                              corporation;
                              BOB HOWARD DODGE, INC., an Oklahoma corporation; BOB HOWARD MOTORS, INC., an Oklahoma corporation; BOB HOWARD NISSAN, INC., an Oklahoma corporation; BOHN HOLDINGS-DC, INC., a Delaware corporation; BOHN HOLDINGS-F, INC., a Delaware corporation; BOHN HOLDINGS-GM, INC., a Delaware corporation; BOHN HOLDINGS-S, INC., a Delaware corporation; CASA CHEVROLET, INC., a New Mexico corporation; CASA CHRYSLER PLYMOUTH JEEP, INC., a New Mexico corporation;
                              DANVERS-DC, INC., a Delaware corporation;
                              DANVERS-DCII, INC., a Delaware corporation;
                              DANVERS-DCIII, INC., a Delaware corporation;
                              DANVERS-GM, INC., a Delaware corporation;
                              DANVERS-N, INC., a Delaware corporation;
                              DANVERS-NII, INC., a Delaware corporation;
                              DANVERS-S, INC., a Delaware corporation;
                              DANVERS-SU, INC., a Delaware corporation; DANVERS-T, INC., a
                              Delaware corporation;
                              DANVERS-TII, INC., a Delaware corporation; DANVERS -TL, INC., a Delaware corporation;
                              FMM, INC., a California corporation;
                              GPI ATLANTA-F, INC., a Georgia corporation;
                              GPI ATLANTA-FLM, INC., a Delaware corporation;
                              GPI ATLANTA-FLMII, INC., a Delaware corporation; GPI ATLANTA-T, INC., a Delaware corporation;
                              GROUP 1 ASSOCIATES, INC., a Delaware corporation; HARVEY-T, INC., a Delaware corporation;
                              HIGHLAND AUTOPLEX, INC., a Texas corporation; HOWARD FORD, INC., a Delaware corporation;
                              HOWARD PONTIAC-GMC, INC., an Oklahoma corporation; HOWARD-DC, INC., a Delaware corporation; HOWARD-DCII, INC., a Delaware corporation; HOWARD-GM, INC., a Delaware corporation; HOWARD-GMII, INC., a Delaware corporation; HOWARD-GMIII, INC., a Delaware corporation; HOWARD-H, INC., a Delaware corporation;
                              HOWARD-HA, INC., a Delaware corporation;
                              HOWARD-LM, INC., a Delaware corporation;
                              HOWARD-SB, INC., a Delaware corporation;



                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              HOWARD-SI, INC., a Delaware corporation;
                              JIM TIDWELL FORD, INC., a Delaware corporation; LUBY CHEVROLET CO., a Delaware corporation;
                              MIKE SMITH AUTOMOTIVE-H, INC., a Delaware corporation;
                              MIKE SMITH AUTOMOTIVE-N, INC., a Texas
                              corporation;
                              MIKE SMITH AUTOPLAZA, INC., a Texas corporation; MIKE SMITH AUTOPLEX BUICK, INC., a Texas corporation;
                              MIKE SMITH AUTOPLEX DODGE, INC., a Texas corporation;
                              MIKE SMITH AUTOPLEX, INC., a Texas corporation; MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC., a Texas corporation;
                              MIKE SMITH AUTOPLEX-V, INC., a Texas corporation; MIKE SMITH GM, INC., a Delaware corporation;
                              MIKE SMITH IMPORTS, INC., a Texas corporation; MIKE SMITH MOTORS, INC., a Texas corporation; MILLBRO, INC., a California corporation;
                              MILLER AUTOMOTIVE GROUP, INC., a California corporation;
                              MILLER FAMILY COMPANY, INC., a California corporation;
                              MILLER IMPORTS, INC., a California corporation; MILLER INFINITI, INC., a California corporation; MILLER MOTORS VAN NUYS, INC., a California corporation;
                              MILLER NISSAN, INC., a California corporation; MILLER-NII, INC., a Delaware corporation; PERIMETER FORD, INC., a Delaware corporation; SUNSHINE BUICK PONTIAC GMC TRUCK, INC., a New Mexico corporation

                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: Vice President




                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              AMARILLO MOTORS-C, LTD., a Texas limited partnership;
                              AMARILLO MOTORS-F, LTD., a Texas limited partnership;
                              AMARILLO MOTORS-FLM, LTD., a Texas limited partnership;
                              AMARILLO MOTORS-FM, LTD., a Texas limited partnership;
                              AMARILLO MOTORS-J, LTD., a Texas limited partnership;
                              AMARILLO MOTORS-SM, LTD., a Texas limited partnership;
                              CHAPERRAL DODGE, LTD., a Texas limited
                              partnership;
                              COLONIAL CHRYSLER-PLYMOUTH, LTD., a Texas limited partnership;
                              GPI, LTD., a Texas limited partnership ;
                              KUTZ-DC, LTD., a Texas limited partnership;
                              KUTZ-N, LTD., a Texas limited partnership;
                              LUBBOCK MOTORS, LTD., a Texas limited
                              partnership;
                              LUBBOCK MOTORS-F, LTD., a Texas limited
                              partnership;
                              LUBBOCK MOTORS-S, LTD., a Texas limited
                              partnership;
                              LUBBOCK MOTORS-SH, LTD., a Texas limited partnership;
                              LUBBOCK MOTORS-T, LTD., a Texas limited
                              partnership;
                              MAXWELL CHRYSLER DODGE JEEP, LTD., a Texas limited partnership;
                              MAXWELL FORD, LTD., a Texas limited partnership; MAXWELL-G, LTD., a Texas limited partnership; MAXWELL-N, LTD., a Texas limited partnership; MAXWELL-NII, LTD., a Texas limited partnership; MAXWELL-SM, LTD., a Texas limited partnership; MCCALL-H, LTD., a Texas limited partnership; MCCALL-HA, LTD., a Texas limited partnership; MCCALL-N, LTD., a Texas limited partnership; MCCALL-T, LTD., a Texas limited partnership; MCCALL-TII, LTD., a Texas limited partnership; MCCALL-TL, LTD., a Texas limited partnership; PRESTIGE CHRYSLER NORTHWEST, LTD., a Texas limited partnership;
                              PRESTIGE CHRYSLER SOUTH, LTD., a Texas limited partnership;
                              ROCKWALL AUTOMOTIVE-DCD, LTD., a Texas limited partnership;
                              ROCKWALL AUTOMOTIVE-F, LTD., a Texas limited partnership;



                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              By:     GROUP 1 ASSOCIATES, INC.,
                                      a Delaware corporation


                              By:     /s/ Scott L. Thompson
                                      -----------------------------------------
                              Name:   Scott L. Thompson
                              Title:  Vice President


                              GROUP 1 HOLDINGS-DC, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-F, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-GM, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-H, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-N, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-S, L.L.C., a Delaware limited liability company;
                              GROUP 1 HOLDINGS-T, L.L.C., a Delaware limited liability company;

                              By:    GROUP 1 AUTOMOTIVE, INC.,
                                     a Delaware corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: Executive Vice President



                              COURTESY FORD, LLC, a Delaware limited liability company;
                              GULF BREEZE FORD, LLC, a Delaware limited liability company;
                              KEY FORD, LLC, a Delaware limited liability company;
                              KOONS FORD, LLC, a Delaware limited liability company



                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              By:    GROUP 1 FL HOLDINGS, INC.,
                                     a Delaware corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: President



                              BOHN-DC, LLC, a Delaware limited liability company

                              By:    BOHN HOLDINGS-DC, INC., a Delaware
                                     corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: Vice President



                              BOHN-FII, LLC, a Delaware limited liability company;
                              BOHN-FIII, LLC, a Delaware limited liability company;
                              HARVEY FORD, LLC, a Delaware limited liability company;
                              HARVEY-FLM, LLC, a Delaware limited liability company

                              By:     BOHN HOLDINGS-F, INC., a Delaware
                                      corporation


                              By:     /s/ Scott L. Thompson
                                      -----------------------------------------
                              Name:   Scott L. Thompson
                              Title:  Vice President



                              HARVEY GM, LLC, a Delaware limited liability company

                              By:     BOHN HOLDINGS-GM, INC., a Delaware
                                      corporation


                              By:     /s/ Scott L. Thompson
                                      -----------------------------------------
                              Name:   Scott L. Thompson
                              Title:  Vice President




                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              HARVEY SM, LLC, a Delaware limited liability company

                              By:     BOHN HOLDINGS-S, INC., a Delaware
                                      corporation


                              By:     /s/ Scott L. Thompson
                                      -----------------------------------------
                              Name:   Scott L. Thompson
                              Title:  Vice President



                              HARVEY OPERATIONS-T, LLC, a Delaware limited liability company

                              By:    HARVEY-T, INC., a Delaware corporation


                              By:    /s/ Scott L. Thompson
                                     ------------------------------------------
                              Name:  Scott L. Thompson
                              Title: Vice President


                              IRA AUTOMOTIVE GROUP, LLC, a Delaware limited liability company

                              By:     DANVERS-T, INC., a Delaware corporation


                              By:     /s/ Scott L. Thompson
                                      -----------------------------------------
                              Name:   Scott L. Thompson
                              Title:  Vice President




                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              GROUP 1 LP INTERESTS-F, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-T, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-H, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-S, INC., a Delaware corporation;
                              GROUP 1 LP INTERESTS-N, INC., a Delaware corporation

                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President



                              DELAWARE ACQUISITION-DC, LLC, a Delaware limited liability company

                              By: GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation


                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President



                              DELAWARE ACQUISITION-F, LLC, a Delaware limited liability company

                              By: GROUP 1 LP INTERESTS-F, INC., a Delaware corporation


                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President




                       SIGNATURE PAGE TO CREDIT AGREEMENT

                              DELAWARE ACQUISITION-GM, LLC, a Delaware limited liability company

                              By: GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation


                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President



                              DELAWARE ACQUISITION-N, LLC, a Delaware limited liability company

                              By: GROUP 1 LP INTERESTS-N, INC., a Delaware corporation


                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President



                              DELAWARE ACQUISITION-T, LLC, a Delaware limited liability company

                              By: GROUP 1 LP INTERESTS-T, INC., a Delaware corporation


                              By:     /s/ Mathew J. Baer
                                      -----------------------------------------
                              Name:   Mathew J. Baer
                              Title:  President




                       SIGNATURE PAGE TO CREDIT AGREEMENT

AGENT, ISSUING BANK AND                    JPMORGAN CHASE BANK
LENDER:

                                           By:    /s/ H. David Jones
                                                  -----------------------------
                                           Name:  H. David Jones
                                           Title: Vice President











                       SIGNATURE PAGE TO CREDIT AGREEMENT

FLOOR PLAN AGENT,
SWING LINE BANK AND                       COMERICA BANK
LENDER:

                                          By:    /s/ Joseph A. Moran
                                                 ------------------------------
                                          Name:  Joseph A. Moran
                                          Title: Senior Vice President





                       SIGNATURE PAGE TO CREDIT AGREEMENT

DOCUMENTATION AGENT                  BANK ONE, NA
AND LENDER:

                                     By:    /s/ Jeff Edge
                                            -----------------------------------
                                     Name:  Jeff Edge
                                            -----------------------------------
                                     Title: First Vice President
                                            -----------------------------------

                                     Address:  12450 Greenspoint
                                               --------------------------------
                                               Houston, TX 77060
                                               --------------------------------

                                               --------------------------------

                                     Telecopy No.: 281-875-7007
                                                   ----------------------------






                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                     TOYOTA MOTOR CREDIT CORPORATION


                            By:      /s/ David M. Taylor
                                     ------------------------------------------
                            Name:    David M. Taylor
                                     ------------------------------------------
                            Title:   Corporate Mgr. - National Dealer Relations
                                     ------------------------------------------

                            Address:       19001 S. Western Ave. FN27
                                           ------------------------------------
                                           Torrance, CA 90501
                                           ------------------------------------

                                           ------------------------------------
                            Telecopy No.:
                                           ------------------------------------








                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                          U.S. BANK N.A.


                                 By:      /s/ Michael C. Slonski
                                          -------------------------------------
                                 Name:    Michael C. Slonski
                                          -------------------------------------
                                 Title:   SVP
                                          -------------------------------------

                                 Address:        10800 N.E. 8th St.
                                                 ------------------------------
                                                 Suite 900
                                                 ------------------------------
                                                 Bellevue, WA 98004
                                                 ------------------------------

                                 Telecopy No.:   (425) 450-5762
                                                 ------------------------------



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                           SOVEREIGN BANK


                                  By:      /s/ Kyle S. Bourque
                                           ------------------------------------
                                  Name:    Kyle S. Bourque
                                           ------------------------------------
                                  Title:   Asst. Vice President
                                           ------------------------------------

                                  Address:       75 State St. (4th Floor)
                                                 Boston, MA 02109
                                                 Mail Code: MA1 - SST - 04 - 11

                                  Telecopy No.:  (617) 757-5652



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                           KEY BANK NATIONAL ASSOCIATION


                                  By:      /s/ Joseph Haddow
                                           ------------------------------------
                                  Name:    Joseph Haddow
                                           ------------------------------------
                                  Title:   Vice President
                                           ------------------------------------

                                  Address:       Key Autofinance
                                                 ------------------------------
                                                 2390 E. Camelback Rd. #220
                                                 ------------------------------
                                                 Phoenix, AZ 85016
                                                 ------------------------------

                                  Telecopy No.:  602 778 4098
                                                 ------------------------------



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                          BNP PARIBAS


                                 By:      /s/ Craig Pierce
                                          -------------------------------------
                                 Name:    Craig Pierce
                                          -------------------------------------
                                 Title:   Associate
                                          -------------------------------------

                                 By:      /s/ Angela Arnold
                                          -------------------------------------
                                 Name:    Angela Arnold
                                          -------------------------------------
                                 Title:   Vice President
                                          -------------------------------------

                                 Address:         1200 Smith Street, Suite 3100
                                                  -----------------------------
                                                  Houston, Texas 77002
                                                  -----------------------------
                                                  -----------------------------

                                 Telecopy No.:    (713) 659-5228
                                                  -----------------------------


                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                         WELLS FARGO BANK, N.A.


                                By:      /s/ Randall S. Price
                                         --------------------------------------
                                Name:    Randall S. Price
                                         --------------------------------------
                                Title:   Credit Manager
                                         --------------------------------------

                                Address:          One O'Connor Plaza
                                                  -----------------------------
                                                  Victoria, TX 77902
                                                  -----------------------------
                                                  -----------------------------

                                Telecopy No.:     361-574-585
                                                  -----------------------------



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                           SOUTHWEST BANK OF TEXAS, N.A.


                                  By:      /s/ Preston Moore
                                           ------------------------------------
                                  Name:    Preston Moore
                                           ------------------------------------
                                  Title:   Senior Vice President
                                           ------------------------------------

                                  Address:           4800 Post Oak Parkway
                                                     --------------------------
                                                     Houston, TX 77027
                                                     --------------------------
                                                     --------------------------
                                  Telecopy No.:      713-571-5154
                                                     --------------------------



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                            BANK OF OKLAHOMA, N.A.


                                   By:      /s/ Mark A. Fish
                                            -----------------------------------
                                   Name:    Mark A. Fish
                                            -----------------------------------
                                   Title:   Senior Vice President
                                            -----------------------------------

                                   Address:          201 Robert S. Kerr
                                                     Oklahoma City, OK 73102


                                   Telecopy No.:     405-272-2588



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                            BMW FINANCIAL SERVICES NA, LLC


                                   By:      /s/ John B.Nore
                                            -----------------------------------
                                   Name:    John B. Nore
                                            -----------------------------------
                                   Title:   GM, Retailer Finance
                                            -----------------------------------

                                   Address:        5515 Parkcenter Circle
                                                   ----------------------------
                                                   Dublin, OH 43017
                                                   ----------------------------
                                                   ----------------------------

                                   Telecopy No.:   614-789-2692
                                                   ----------------------------



                       SIGNATURE PAGE TO CREDIT AGREEMENT

LENDER:                          AMARILLO NATIONAL BANK


                                 By:      /s/ Cory P. Ramsey
                                          -------------------------------------
                                 Name:    Cory P. Ramsey
                                          -------------------------------------
                                 Title:   Assistant Vice President
                                          -------------------------------------
                                                    Amarillo National Bank
                                 Address:           P.O. Box 1
                                                    ---------------------------
                                                    Amarillo, Texas 79105
                                                    ---------------------------
                                                    ---------------------------

                                 Telecopy No.:      806-378-8324
                                                    ---------------------------


                       SIGNATURE PAGE TO CREDIT AGREEMENT

                                 SCHEDULE 1.1(a)
                             LENDERS AND COMMITMENTS



                                            ACQUISITION       FLOOR PLAN
                                               LOAN             LOAN
LENDER                                      COMMITMENT        COMMITMENT      COMMITMENTS
                                           --------------   --------------   --------------
JPMorgan Chase Bank                            19,100,000       57,300,000       76,400,000
                                           --------------   --------------   --------------
Comerica Bank                                  25,000,000       75,000,000      100,000,000
                                           --------------   --------------   --------------
Toyota Motor Credit Corporation                62,500,000      187,500,000      250,000,000
                                           --------------   --------------   --------------
Bank One, NA                                   19,100,000       57,300,000       76,400,000
                                           --------------   --------------   --------------
U.S. Bank N.A                                  15,000,000       45,000,000       60,000,000
                                           --------------   --------------   --------------
Sovereign Bank                                 13,750,000       41,250,000       55,000,000
                                           --------------   --------------   --------------
Key Bank National Association                  10,000,000       30,000,000       40,000,000
                                           --------------   --------------   --------------
BNP Paribas                                     8,750,000       26,250,000       35,000,000
                                           --------------   --------------   --------------
Wells Fargo Bank, N.A                           7,500,000       22,500,000       30,000,000
                                           --------------   --------------   --------------
Southwest Bank of Texas, N.A                    3,750,000       11,250,000       15,000,000
                                           --------------   --------------   --------------
Bank of Oklahoma, N.A                           3,750,000       11,250,000       15,000,000
                                           --------------   --------------   --------------
BMW Financial Services NA, LLC                  3,050,000        9,150,000       12,200,000
                                           --------------   --------------   --------------
Amarillo National Bank                          2,500,000        7,500,000       10,000,000
                                           --------------   --------------   --------------
                TOTAL COMMITMENTS          $  193,750,000   $  581,250,000   $  775,000,000
                                           --------------   --------------   --------------



                       SCHEDULE 1.1(a) TO CREDIT AGREEMENT
                                       -1-